Execution Version CREDIT AGREEMENT Dated as of May 11, 2018 among NSM INSURANCE GROUP, LLC, as the Borrower, NSM INSURANCE HOLDCO, LLC, as Holdings, ARES CAPITAL CORPORATION, as Administrative Agent, and THE LENDERS AND L/C ISSUERS PARTY HERETO FROM TIME TO TIME ♦ ♦ ♦ ARES CAPITAL MANAGEMENT LLC, as Sole Bookrunner and Sole Lead Arranger and LAKE FOREST BANK & TRUST COMPANY, N.A., as Documentation Agent [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS .................................. 1 Section 1.1 Defined Terms ....................................................................................................... 1 Section 1.2 UCC Terms .......................................................................................................... 49 Section 1.3 Accounting Terms and Principles ........................................................................ 49 Section 1.4 Payments .............................................................................................................. 51 Section 1.5 Interpretation ........................................................................................................ 51 Section 1.6 Currency Equivalents Generally .......................................................................... 52 Section 1.7 Effectuation of Transactions ................................................................................ 53 ARTICLE 2 THE FACILITIES .................................................................................................................. 53 Section 2.1 The Commitments................................................................................................ 53 Section 2.2 Borrowing Procedures ......................................................................................... 53 Section 2.3 Swingline Loans .................................................................................................. 55 Section 2.4 Letters of Credit ................................................................................................... 56 Section 2.5 Reduction and Termination of the Commitments ................................................ 58 Section 2.6 Repayment of Loans ............................................................................................ 59 Section 2.7 Optional Prepayments .......................................................................................... 59 Section 2.8 Mandatory Prepayments ...................................................................................... 59 Section 2.9 Interest ................................................................................................................. 63 Section 2.10 Conversion and Continuation Options ................................................................. 64 Section 2.11 Fees ...................................................................................................................... 64 Section 2.12 Application of Payments ...................................................................................... 65 Section 2.13 Payments and Computations ................................................................................ 67 Section 2.14 Evidence of Debt ................................................................................................. 68 Section 2.15 Suspension of Eurodollar Rate Option ................................................................ 69 Section 2.16 Breakage Costs; Increased Costs; Capital Requirements .................................... 70 Section 2.17 Taxes .................................................................................................................... 72 Section 2.18 Substitution of Lenders ........................................................................................ 76 Section 2.19 Incremental Facilities ........................................................................................... 77 Section 2.20 Extensions/Modifications of Loans ..................................................................... 79 Section 2.21 Defaulting Lenders .............................................................................................. 82 i [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

ARTICLE 3 CONDITIONS TO LOANS AND LETTERS OF CREDIT.................................................. 84 Section 3.1 Conditions Precedent to Funding of Loans and Letters of Credit on the Closing Date ........................................................................................................ 84 Section 3.2 Conditions Precedent to Funding of Loans and Letters of Credit after the Closing Date ........................................................................................................ 86 Section 3.3 Determinations of Initial Borrowing Conditions ................................................. 87 Section 3.4 Conditions Precedent to Delayed-Draw Term Loans .......................................... 87 ARTICLE 4 REPRESENTATIONS AND WARRANTIES ...................................................................... 88 Section 4.1 Corporate Existence; Compliance with Law ....................................................... 88 Section 4.2 Loan Documents .................................................................................................. 88 Section 4.3 Ownership of Group Members ............................................................................ 89 Section 4.4 Financial Statements ............................................................................................ 89 Section 4.5 Material Adverse Effect ....................................................................................... 89 Section 4.6 Solvency .............................................................................................................. 89 Section 4.7 Litigation .............................................................................................................. 90 Section 4.8 Taxes .................................................................................................................... 90 Section 4.9 Margin Regulations.............................................................................................. 90 Section 4.10 No Defaults .......................................................................................................... 90 Section 4.11 Investment Company Act .................................................................................... 90 Section 4.12 Labor Matters ....................................................................................................... 90 Section 4.13 ERISA .................................................................................................................. 91 Section 4.14 Environmental Matters ........................................................................................ 91 Section 4.15 Intellectual Property ............................................................................................. 91 Section 4.16 Title; Real Property .............................................................................................. 92 Section 4.17 Full Disclosure ..................................................................................................... 92 Section 4.18 Patriot Act ............................................................................................................ 92 Section 4.19 Foreign Assets Control Regulations and Anti-Money Laundering ..................... 93 ARTICLE 5 FINANCIAL COVENANT ................................................................................................... 93 Section 5.1 Maximum Consolidated Total Leverage Ratio .................................................... 93 Section 5.2 Borrower’s Right to Cure .................................................................................... 94 ARTICLE 6 REPORTING COVENANTS ................................................................................................ 95 Section 6.1 Financial Statements ............................................................................................ 95 ii [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 6.2 Other Events ........................................................................................................ 96 Section 6.3 Copies of Notices and Reports ............................................................................. 97 Section 6.4 Taxes .................................................................................................................... 97 Section 6.5 Labor Matters ....................................................................................................... 97 Section 6.6 ERISA Matters ..................................................................................................... 97 Section 6.7 Environmental Matters ........................................................................................ 98 Section 6.8 Other Information ................................................................................................ 98 ARTICLE 7 AFFIRMATIVE COVENANTS ............................................................................................ 98 Section 7.1 Maintenance of Corporate Existence ................................................................... 99 Section 7.2 Compliance with Laws, Etc. ................................................................................ 99 Section 7.3 Payment of Obligations ....................................................................................... 99 Section 7.4 Maintenance of Property ...................................................................................... 99 Section 7.5 Maintenance of Insurance .................................................................................... 99 Section 7.6 Keeping of Books ................................................................................................ 99 Section 7.7 Access to Books and Property ........................................................................... 100 Section 7.8 Environmental .................................................................................................... 100 Section 7.9 Use of Proceeds ................................................................................................. 100 Section 7.10 Additional Collateral and Guaranties................................................................. 101 Section 7.11 Deposit Accounts ............................................................................................... 103 Section 7.12 Post Closing Matters .......................................................................................... 103 Section 7.13 OFAC/Patriot Act .............................................................................................. 103 Section 7.14 Designation of Subsidiaries ............................................................................... 103 ARTICLE 8 NEGATIVE COVENANTS ................................................................................................ 104 Section 8.1 Indebtedness ...................................................................................................... 104 Section 8.2 Liens .................................................................................................................. 108 Section 8.3 Investments ........................................................................................................ 110 Section 8.4 Asset Sales ......................................................................................................... 114 Section 8.5 Restricted Payments ........................................................................................... 117 Section 8.6 Prepayment of Junior Financing ........................................................................ 119 Section 8.7 Fundamental Changes ........................................................................................ 121 Section 8.8 Change in Nature of Business ............................................................................ 122 Section 8.9 Transactions with Affiliates ............................................................................... 124 Section 8.10 Third-Party Restrictions on Liens or Restricted Payments ................................ 126 iii [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 8.11 Modification of Certain Documents .................................................................. 127 Section 8.12 Accounting Changes; Fiscal Year ...................................................................... 127 Section 8.13 Margin Regulations............................................................................................ 127 Section 8.14 Compliance with ERISA ................................................................................... 128 ARTICLE 9 EVENTS OF DEFAULT ..................................................................................................... 128 Section 9.1 Definition ........................................................................................................... 128 Section 9.2 Remedies ............................................................................................................ 129 Section 9.3 Actions in Respect of Letters of Credit.............................................................. 130 ARTICLE 10 THE ADMINISTRATIVE AGENT .................................................................................. 130 Section 10.1 Appointment and Duties .................................................................................... 130 Section 10.2 Binding Effect .................................................................................................... 131 Section 10.3 Use of Discretion ............................................................................................... 132 Section 10.4 Delegation of Rights and Duties ........................................................................ 132 Section 10.5 Reliance and Liability ........................................................................................ 132 Section 10.6 Administrative Agent Individually .................................................................... 133 Section 10.7 Lender Credit Decision ...................................................................................... 133 Section 10.8 Expenses; Indemnities ....................................................................................... 134 Section 10.9 Resignation of Administrative Agent or L/C Issuer .......................................... 134 Section 10.10 Release of Collateral or Guarantors ................................................................... 135 Section 10.11 Additional Secured Parties ................................................................................. 136 Section 10.12 Intercreditor Agreements ................................................................................... 136 ARTICLE 11 MISCELLANEOUS .......................................................................................................... 136 Section 11.1 Amendments, Waivers, Etc. .............................................................................. 136 Section 11.2 Assignments and Participations; Binding Effect ............................................... 140 Section 11.3 Costs and Expenses ............................................................................................ 145 Section 11.4 Indemnities ........................................................................................................ 146 Section 11.5 Survival .............................................................................................................. 147 Section 11.6 Limitation of Liability for Certain Damages ..................................................... 147 Section 11.7 Lender-Debtor Relationship .............................................................................. 147 Section 11.8 Right of Setoff ................................................................................................... 148 Section 11.9 Sharing of Payments, Etc. .................................................................................. 148 Section 11.10 Marshaling; Payments Set Aside ....................................................................... 148 iv [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 11.11 Notices ............................................................................................................... 148 Section 11.12 Electronic Transmissions ................................................................................... 149 Section 11.13 Governing Law .................................................................................................. 150 Section 11.14 Jurisdiction ......................................................................................................... 150 Section 11.15 Waiver of Jury Trial ........................................................................................... 151 Section 11.16 Severability ........................................................................................................ 151 Section 11.17 Execution in Counterparts ................................................................................. 151 Section 11.18 Entire Agreement ............................................................................................... 151 Section 11.19 Acceptable Intercreditor Agreements ................................................................ 151 Section 11.20 Non-Public Information; Confidentiality ........................................................... 152 Section 11.21 Patriot Act Notice .............................................................................................. 153 Section 11.22 Release of Guarantors ........................................................................................ 153 Section 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ........ 154 v [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

SCHEDULES AND EXHIBITS Schedule I - Commitments Schedule II - Addresses for Notices Schedule 2.4 - Existing Letters of Credit Schedule 3.1(a) - Other Collateral Documents Schedule 4.2 - Permits, Filings, Consents and Notices Schedule 4.3 - Ownership of Group Members; Subsidiaries; Capitalization Schedule 4.12 - Labor Matters Schedule 4.14 - Environmental Matters Schedule 4.16 - Real Property Schedule 7.12 - Post-Closing Matters Schedule 8.1 - Indebtedness Schedule 8.2 - Liens Schedule 8.3 - Investments Schedule 8.9 - Affiliate Transactions Exhibit A - Form of Assignment Exhibit B - Form of [Revolving Loan][Term Loan] Note Exhibit C - Form of Notice of Borrowing Exhibit D - Form of Swingline Loan Request Exhibit E - Form of L/C Request Exhibit F - Form of Notice of Conversion or Continuation Exhibit G - Form of Compliance Certificate Exhibit H - Form of Guaranty and Security Agreement Exhibit I - Form of Affiliated Lender Assignment and Assumption Exhibit J - Form of Solvency Certificate vi [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

THIS CREDIT AGREEMENT, DATED AS OF MAY 11, 2018, IS ENTERED INTO AMONG NSM INSURANCE GROUP, LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE “BORROWER”), NSM INSURANCE HOLDCO, LLC, A DELAWARE LIMITED LIABILITY COMPANY (“HOLDINGS”), THE LENDERS, THE L/C ISSUERS AND ARES CAPITAL CORPORATION (“ARES”), AS ADMINISTRATIVE AGENT FOR THE LENDERS AND THE L/C ISSUERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS AND PERMITTED ASSIGNS IN SUCH CAPACITY, THE “ADMINISTRATIVE AGENT”). W I T N E S S E T H: WHEREAS, the Borrower has requested, and the Lenders (as this and other capitalized terms used in these preliminary statements are defined in Section 1.1 below) have agreed, that (a) the Lenders make Initial Term Loans on the Closing Date to the Borrower in an aggregate amount equal to $100,000,000, (b) the Lenders commit to making Delayed-Draw Term Loans in an aggregate principal amount equal to $51,000,000 and (c) the Lenders provide the Revolving Credit Facility in an aggregate amount of $10,000,000, including the letter of credit subfacility, in each case on the terms and subject to the conditions set forth in this Agreement; WHEREAS, the Borrower will use the proceeds of the Initial Term Loans, the Delayed-Draw Term Loans and the Initial Revolving Borrowing, if any, to (i) consummate the Refinancing, (ii) finance the Leo Acquisition and (iii) pay the fees and expenses incurred in connection with the transactions contemplated hereby; and WHEREAS, on the Closing Date, White Mountains Catskill Holdings, Inc., a Delaware corporation (the “Buyer”), a wholly owned subsidiary of White Mountains Insurance Group, Ltd., a Bermuda exempted limited liability company, will purchase certain Stock and Stock Equivalents in Holdings from the Sellers (the “Acquisition”) pursuant to the terms of the Acquisition Agreement. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings: “Acceptable Intercreditor Agreement” means (i) any intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are consistent with market terms (as determined by the Borrower and the Administrative Agent in good faith) governing arrangements for the sharing and/or subordination of Liens and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor or subordination agreement or arrangement is proposed to be established in light of the type of Indebtedness subject thereto or (ii) any other intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are reasonably acceptable to the Borrower and the Administrative Agent. “Acquisition” has the meaning specified in the recitals. [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Acquisition Agreement” means the Unit Purchase Agreement, dated as of March 31, 2018, by and among the Sellers, Holdings, the Buyer, Parent and ABRY Partners VIII, L.P., a Delaware limited partnership, solely in its capacity as the Seller Representative (as defined therein). “Acquisition Agreement Representations” means the representations and warranties regarding Holdings set forth in Article 3 of the Acquisition Agreement a breach of which would be materially adverse to the interests of the Lenders. “Administrative Agent” has the meaning specified in the preamble. “Affected Lender” has the meaning specified in Section 2.18(a). “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, however, that none of the Administrative Agent nor any Lender shall be an Affiliate of the Borrower (other than Affiliated Lenders in accordance with the terms hereof). For purpose of this definition, “control” means the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Affiliated Debt Fund” means (a) any Affiliate of Parent that is a bona fide bank, debt fund, distressed asset fund, hedge fund, mutual fund, insurance company, financial institution or an investment vehicle that is engaged in the business of investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course, in each case, that is not organized primarily for the purpose of making equity investments, and (b) any investment fund or account of an Affiliate of Parent managed by third parties (including by way of a managed account, a fund or an index fund in which an Affiliate of Parent has invested) that is not organized or used primarily for the purpose of making equity investments, in the case of each of the preceding clauses (a) and (b), with respect to which neither Parent nor any Permitted Investor directly or indirectly possesses the power to direct or cause the direction of the investment policies of such entity. In no event shall Holdings or any of its Subsidiaries be deemed an Affiliated Debt Fund. “Affiliated Lender” means, at any time, any Lender that is Parent or any of its Affiliates (other than Holdings, the Borrower or any of their respective Subsidiaries). “Affiliated Lender Assignment and Assumption” has the meaning specified in Section 11.2(g)(i)(A). “Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time. “AIG” means AIG Property Casualty U.S., Inc., a Delaware corporation. “AIG Renewal Rights” means the obligations of the Loan Parties under the Renewal Rights Agreement. “All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, interest rate floor (with such interest rate floor equated to interest margins for purposes of determining any increase to the Applicable Margin); provided that original issue discount and upfront fees shall be equated to interest rates in a manner consistent with generally accepted financial practice assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); provided, further, that “All-In 2 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Yield" shall not include bona fide arrangement fees, structuring fees, underwriting fees, commitment fees, ticking fees or any other fees similar to the foregoing (regardless of how such fees are computed and whether paid in whole or in part to any or all lenders) paid to arrangers or underwriting lenders for such Indebtedness or commitments in respect thereof, and shall not include customary consent fees paid generally to consenting lenders.

"Applicable Margin" means (a) with respect to the Initial Term Loans, Delayed-Draw Term Loans, Revolving Loans and Swingline Loans, (i) from the Closing Date until the third Business Day following the date of the delivery of the financial statements pursuant to Section 6.1(b) for the Fiscal Quarter ending June 30, 2018, 4.50% per annum in the case of Eurodollar Rate Loans and 3.50% in the case of Base Rate Loans and (ii) thereafter, as set forth in the table below, from and after the third Business Day after the date on which the Administrative Agent shall have received the applicable financial statements pursuant to Section 6.1(b) or 6.1(c) and the Compliance Certificate pursuant to Section 6.1(d) calculating the Consolidated Total Leverage Ratio with respect to the period of four consecutive Fiscal Quarters ended on the last day of such Fiscal Quarter and (b) with respect to Loans of any other tranche, the rate per annum specified in the Incremental Amendment, the Extension/Modification Amendment or in any amendment with respect to Replacement Loans, as the case may be, establishing Loans of such tranche.

Pricing Level	Consolidated Total Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
I	> 4.50:1.00	4.75%	3.75%
II	≤ 4.50:1.00 but > 3.50:1.00	4.50%	3.50%
III	≤ 3.50:1.00	4.25%	3.25%

At any time the Borrower has not submitted to the Administrative Agent the applicable financial statements as and when required under Section 6.1(b) and 6.1(c) and the Compliance Certificate as and when required under Section 6.1(d), the Applicable Margin shall be determined based on the rates set forth in Pricing Level I. Within one Business Day of receipt of the applicable information under Section 6.1(b), 6.1(c) and 6.1(d), the Administrative Agent shall give the Borrower and each Lender facsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from such date. In the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1(b), 6.1(c) or 6.1(d) is determined to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an "Applicable Period") than the Applicable Margin applied for such Applicable Period, then, if such determination of inaccuracy occurs prior to the repayment in full of the Loans and termination of the Commitments, (x) the Borrower shall as promptly as reasonably practicable following such determination deliver to the Administrative Agent correct financial statements and the related Compliance Certificate required by Section 6.1(b), 6.1(c) and 6.1(d) for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio were determined based on the amounts set forth in such correct financial statements and certificate and (z) the Borrower shall promptly (and in any event within ten Business Days) following delivery of such corrected financial statements and certificate pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period.

3

[[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) or any Affiliate of any Person (other than an individual) that administers or manages such Lender. “Ares” has the meaning set forth in the introductory paragraph hereto. “Ares Capital” means Ares Capital Management LLC, together with its managed funds and accounts. “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, pursuant to the terms and provisions of Section 11.2 (with the consent of any party whose consent is required by Section 11.2), accepted by the Administrative Agent in substantially the form of Exhibit A, or any other form approved by the Administrative Agent and, to the extent such other form adversely affects the interests of the Borrower, by the Borrower. “Available Excluded Contribution Amount” means, at any time, the amount of any capital contribution in respect of Qualified Capital Stock or the proceeds of any issuance of Qualified Capital Stock received in cash or Cash Equivalents by the Borrower or any of its Restricted Subsidiaries, plus the fair market value (as reasonably determined by the Borrower) of other property received by the Borrower or any Restricted Subsidiary as a capital contribution in respect of Qualified Capital Stock or in return for any issuance of Qualified Capital Stock (in each case, to the extent not otherwise applied and other than any amounts (x) constituting a Specified Equity Contribution or included as part of the Cumulative Available Amount or specified as excluded from the calculation of the Available Excluded Contribution Amount hereunder or (y) received from the Borrower or any Restricted Subsidiary), in each case, during the period from and including the day immediately following the Closing Date through and including such time. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Banking Services” means each and any of the following bank services: commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and deposit accounts. “Banking Services Obligations” means any and all obligations of any Loan Party, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any arrangement in connection with Banking Services (a) between any Loan Party and a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or the Lead Arranger or (b) under any arrangement by any Loan Party with any counterparty that have been designated to the Administrative Agent in writing by the Borrower as being Banking Services Obligations for the purposes of the Loan Documents, it being 4 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 10, Section 11.3, Section 11.13, Section 11.14 and Section 11.15 and any Acceptable Intercreditor Agreement as if it were a Lender. “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time and the regulations issued from time to time thereunder. “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States (or, if The Wall Street Journal ceases quoting a prime rate of the type described, either (i) the per annum rate quoted as the base rate on such corporate loans in a different nationally recognized financial publication as reasonably selected by Administrative Agent in consultation with the Borrower or (ii) the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the bank prime loan rate or its equivalent), (b) the sum of 0.5% per annum and the Federal Funds Rate and (c) the sum of (x) the Eurodollar Rate calculated for each such day based on an Interest Period of three months determined at 11:00 a.m. London, England time, two (2) Business Days prior to such day, plus 1.00%. For purposes of clause (c) above, the Eurodollar Rate on any day shall be based on the Eurodollar Base Rate and the Screen Rate (or, if the Screen Rate is not available for such one month maturity, the Interpolated Screen Rate, if available). Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “Prime Rate”, the Federal Funds Rate or the Eurodollar Rate for an Interest Period of three months. “Base Rate Loan” means any Loan that bears interest based on the Base Rate. “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise), other than a Multiemployer Plan, to which any Group Member incurs or otherwise has any obligation or liability, contingent or otherwise. “Borrower” has the meaning set forth in the introductory paragraph hereto. “Borrowing” means a borrowing consisting of Loans (other than Swingline Loans and Loans deemed made pursuant to Section 2.3 or 2.4) made in one Facility on the same day by the Lenders according to their respective Commitments under such Facility. “Business Day” means any day of the year that is not a Saturday, Sunday or a day on which banks are required or authorized to close in New York City and, when determined in connection with notices and determinations in respect of any Eurodollar Rate or Eurodollar Rate Loan or any funding, conversion, continuation, Interest Period or payment of any Eurodollar Rate Loan, that is also a day on which dealings in Dollar deposits are carried on in the London interbank market. “Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of Indebtedness, by such Person and its Restricted Subsidiaries during such period for the acquisition, leasing (pursuant to a Capital Lease), construction, replacement, repair, substitution or improvement of fixed or capital assets or additions to equipment, in each case required to be capitalized under GAAP on a Consolidated balance sheet of such Person. “Capital Lease” means, with respect to any Person, and subject to Section 1.3, any lease of, or other arrangement conveying the right to use, any property (whether real, personal or mixed) by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP. 5 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Capitalized Lease Obligations” means, at any time, with respect to any Capital Lease, the amount of all obligations of such Person that is required to be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateral Account” means a deposit account or securities account in the name of a Group Member and under the sole control (as defined in the applicable UCC) of the Administrative Agent and (a) in the case of a deposit account, from which a Group Member may not make withdrawals except as permitted by the Administrative Agent and (b) in the case of a securities account, with respect to which the Administrative Agent shall be the entitlement holder and the only Person authorized to give entitlement orders with respect thereto. “Cash Equivalents” means: (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government or the United Kingdom government, the obligations of which are fully backed by the full faith and credit of the United States or United Kingdom government; (b) any readily-marketable direct obligations issued by any other agency of the United States or United Kingdom government, any state or territory of the United States or the United Kingdom or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-2” from S&P or at least “P-2” from Moody’s; (c) any commercial paper rated at least “A-2” by S&P or “P-2” by Moody’s and issued by any Person organized under the laws of any state of the United States; (d) any Dollar-denominated or eurodollar denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) any Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof or the District of Columbia, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $100,000,000; (e) shares of any United States money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $250,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clauses (a), (b), (c), (d) and (e) above shall not exceed 365 days; (f) instruments equivalent to those referred to in any of clauses (a), (b), (c), (d) and (e) above denominated in any foreign currency comparable in credit quality and tenor to Dollars and customarily used by corporations or other business entities for cash management purposes in any jurisdiction outside the United States or the United Kingdom to the extent required in connection with any business conducted by any Group Member in such jurisdiction; and (g) solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law. 6 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“CERCLA” means the United States Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. §§ 9601 et seq.). “CFC” means (a) any Person that is a “controlled foreign corporation” (within the meaning of Section 957), but only if a “United States person” (within the meaning of Section 7701(a)(30)) that is an Affiliate of a Loan Party is, with respect to such Person, a “United States shareholder” (within the meaning of Section 951(b)) described in Section 951(a)(1); and (b) each Subsidiary of any Person described in clause (a). For purposes of this definition, all Section references are to the Code. “CFC Holdco” means a Domestic Subsidiary that has no material assets other than the equity interests (or equity interests and indebtedness) of one or more Foreign Subsidiaries that are CFCs or other CFC Holdcos. “Change of Control” means the occurrence of any of the following: (a) at any time prior to a Qualifying IPO, Parent ceases to be the beneficial owner, in the aggregate, directly or indirectly, of Stock of Holdings representing at least a majority of the aggregate total voting power represented by the issued and outstanding Stock of Holdings; (b) at any time on or after a Qualifying IPO, any Person or Persons (in each case, other than Parent, any employee benefit plan of Holdings and its Subsidiaries, any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and any other holder of Stock as of the Closing Date and their respective Affiliates) that together constitute a “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) shall become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of more than the greater of (i) 35% of the total voting power of all of the outstanding Stock for the election of the directors of Holdings and (ii) the percentage of the total voting power of all of the outstanding Stock of Holdings owned, directly or indirectly, beneficially by Parent; or (c) Holdings shall cease to own and control legally and beneficially all of the economic and voting rights associated with ownership of all outstanding Stock and Stock Equivalents of the Borrower (subject to any transaction permitted by Section 8.7). “Closing Date” means May 11, 2018. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted or purported to be granted pursuant to any Loan Document. “Collateral Documents” means collectively, the Guaranty and Security Agreement, the Mortgages, each Control Agreement and all other security agreements, pledge agreements, intellectual property security agreements and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of any Loan Parties pledging or granting a Lien on Collateral, and any Lender or the Administrative Agent for the benefit of the Secured Parties now or hereafter delivered to the Lenders or the Administrative Agent pursuant to or in connection with the transactions contemplated hereby, as any of the foregoing may be amended, restated and/or modified from time to time. 7 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Commitment” means, with respect to any Lender, such Lender’s Revolving Credit Commitment and Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate substantially in the form of Exhibit G. “Consolidated” means, with respect to any Person, the accounts of such Person and its Restricted Subsidiaries consolidated in accordance with GAAP. “Consolidated Current Assets” means, with respect to any Person at any date, the total Consolidated current assets of such Person at such date other than cash, Cash Equivalents, current deferred tax assets and any Indebtedness owing to such Person or any of its Restricted Subsidiaries by Affiliates of such Person and excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Related Transactions or any consummated acquisition. “Consolidated Current Liabilities” means, with respect to any Person at any date, all liabilities of such Person and its Restricted Subsidiaries at such date that should be classified as current liabilities on a Consolidated balance sheet of such Person; provided, however, that “Consolidated Current Liabilities” shall exclude (i) the principal amount of the Loans then outstanding, (ii) obligations in respect of revolving loans under any working capital credit facility, (iii) the current portion of any Indebtedness (other than the Loans) of the Borrower and its Restricted Subsidiaries (and accrued interest thereon), (iv) current deferred tax liabilities and any current accrued interest and (v) liabilities in respect of unpaid earn- outs, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transaction or any consummated acquisition. “Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a first priority Lien on any Collateral. “Consolidated First Lien Leverage Ratio” of any Person as of any date means, the ratio of (a) Consolidated First Lien Debt of such Person outstanding as of such date to (b) LTM EBITDA for such Person. “Consolidated Interest Expense” means, for any Person for any period, without duplication, determined on a Consolidated basis, (a) Consolidated total interest expense of such Person and its Restricted Subsidiaries for such period and including, in any event, (i) interest capitalized during such period and net costs under Interest Rate Contracts for such period and (ii) all periodic fees with respect to letters of credit and banker’s acceptances payable by such Person and its Restricted Subsidiaries during such period minus (b) the sum of (i) Consolidated net gains of such Person and its Restricted Subsidiaries under Interest Rate Contracts for such period and (ii) Consolidated interest income of such Person and its Subsidiaries for such period plus (c) any cash dividend paid or payable in respect of Disqualified Stock during such period other than to such Person or any Loan Party plus (d) any net losses or obligations arising under any Interest Rate Contracts for such period. For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period; provided, however, 8 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

that the following shall be excluded: (a) the net income (or loss) of any other Person that is not a majority-owned Subsidiary of such Person (which interest does not cause the net income of such other Person to be Consolidated into the net income of such Person), except to the extent of the amount of dividends or distributions paid to such Person or Restricted Subsidiary, (b) solely for purposes of calculating the Cumulative Available Amount, the net income of any Subsidiary (other than a Guarantor) of such Person that is, on the last day of such period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation, (c) solely for purposes of calculating Excess Cash Flow, and subject to the pro forma adjustments set forth in the definition of LTM EBITDA, the net income of any other Person arising prior to such other Person becoming a Restricted Subsidiary of such Person or merging or consolidating into such Person or its Restricted Subsidiaries and (d) any gain (or loss) resulting from any Permitted Loan Retirement. “Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any Collateral. “Consolidated Secured Leverage Ratio” of any Person as of any date means, the ratio of (a) Consolidated Secured Debt of such Person outstanding as of such date to (b) LTM EBITDA for such Person. “Consolidated Total Debt” of any Person as of any date means all Indebtedness of a type described in clause (a), (b), (d) or (f) of the definition thereof (it being understood that obligations in respect of Banking Services do not constitute Consolidated Total Debt) and all non-contingent reimbursement obligations with respect to draws on letters of credit, bank guaranties or bankers’ acceptances, in each case of such Person and its Restricted Subsidiaries on a Consolidated basis as of such date, less unrestricted cash and Cash Equivalents of such Person and its Restricted Subsidiaries held in accounts located in the United States or the United Kingdom; provided that (a) the AIG Renewal Rights shall, to the extent it would otherwise be included herein, be excluded from Consolidated Total Debt for so long as Parent is providing a guarantee with respect thereto in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged that the guarantee in place as of the Closing Date is reasonably acceptable to the Administrative Agent) and (b) “earn-outs” and other similar deferred consideration payable in connection with Permitted Acquisitions or other Permitted Investments shall be included in Consolidated Total Debt only to the extent such consideration is due and payable but has not yet been paid. Notwithstanding the foregoing, the amount of commissions held in trust accounts shall be deemed to be unrestricted cash. “Consolidated Total Leverage Ratio” of any Person as of any date means, the ratio of (a) Consolidated Total Debt of such Person outstanding as of such date to (b) LTM EBITDA for such Person. “Constituent Documents” means, with respect to any Person, collectively and, in each case, together with any modification of any term thereof, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation of such Person, (b) the bylaws, operating agreement or joint venture agreement of such Person, (c) any other equivalent constitutive, organizational or governing document of such Person and (d) any other document setting forth the manner of election or duties of the directors, officers or managing members of such Person or the designation, amount or relative rights, limitations and preferences of any Stock of such Person. “Contractual Obligation” means, with respect to any Person, any provision of any Security issued by such Person or of any document or undertaking (other than a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject. 9 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, entitlement or contract, effective to grant “control” (as defined under the applicable UCC) over such account, securities entitlement or commodity contract to the Administrative Agent. “Controlled Deposit Account” means each deposit account (including all funds on deposit therein) that is the subject of an effective Control Agreement. “Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. “Cumulative Available Amount” means, on any date of determination, the sum of (without duplication): (a) $5,000,000; plus (b) Excess Cash Flow for each Fiscal Year of the Borrower not required to be applied to prepay Term Loans pursuant to Section 2.8(a), commencing with the Fiscal Year of the Borrower ended December 31, 2019; plus (c) an amount equal to any returns (including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in respect of any Investments made pursuant to Section 8.3(q); plus (d) Eligible Equity Proceeds (other than to the extent used to fund Specified Equity Contributions or constituting an Available Excluded Contribution Amount); plus (e) an amount equal to the sum of (A) to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the Investments of the Borrower and its Restricted Subsidiaries in any Unrestricted Subsidiary that has been re-designated as a Restricted Subsidiary or that has been merged or consolidated with or into the Borrower or any of its Restricted Subsidiaries (up to the fair market value (as determined in good faith by the Borrower) of the original Investments by the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary) and (B) the fair market value (as determined in good faith by the Borrower) of the assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed to the Borrower or any of its Restricted Subsidiaries (up to the fair market value (as determined in good faith by the Borrower) of the original Investments by the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary); plus (f) any amount of mandatory prepayments required to be prepaid pursuant to Section 2.8 that have been declined by Lenders pursuant to Section 2.8(h) and retained by the Borrower pursuant to Section 2.8(h); in each case, to the extent Not Otherwise Applied. “Customary Permitted Liens” means, with respect to any Person, any of the following: 10 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) Liens (i) with respect to the payment of taxes, assessments or other governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar Liens, in each case imposed by law or arising in the ordinary course of business (and (x) for each of the Liens in clause (i) above for amounts that are not delinquent for more than thirty (30) days or (y) in the case of clause (ii) above, that are not delinquent for more than ninety (90) days) or that are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (b) bankers liens or rights or setoff, including Liens of a collection bank on items in the course of collection arising under Section 4-208 of the UCC as in effect in the State of New York or any similar section under any applicable UCC or any similar Requirement of Law of any foreign jurisdiction; (c) pledges or cash deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance or other types of social security benefits (other than any Lien imposed by ERISA), (ii) to secure the performance of bids, tenders, leases (other than Capital Leases), statutory obligations (other than taxes), licenses, sales or other trade contracts (other than for the repayment of borrowed money), (iii) with the owner or lessor of premises leased by the Borrower or any of its Subsidiaries in the ordinary course of business of the Borrower and such Subsidiary to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises or (iv) made in lieu of, or to secure the performance of, surety, customs, reclamation or performance bonds (in each case not related to judgments or litigation); (d) judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.1(e) and pledges or cash deposits made in lieu of, or to secure the performance of, judgment or appeal bonds in respect of such judgments and proceedings; (e) Liens (i) arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property or (ii) consisting of leases, licenses or subleases granted by a lessor, licensor or sublessor on its property (in each case other than Capital Leases) not prohibited by Section 8.4 that, for each of the Liens in clauses (i) and (ii) above, do not, in the aggregate, materially (x) impair the value or marketability of such real property or (y) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (f) Liens of landlords and mortgagees of landlords (i) arising by statute or under any lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and (iv) for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (g) the title and interest of a lessor or sublessor in and to personal property leased or subleased (other than through a Capital Lease), in each case extending only to such personal property; (h) Liens in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities and with respect to which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (i) Liens on cash collateral posted in favor of insurance carriers to secure obligations under a Group Member’s insurance policies not to exceed one year’s cost of premiums thereunder; 11 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(j) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into in the ordinary course of business; (k) Liens deemed to exist in connection with Investments in repurchase agreements under Section 8.3 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; and (l) Liens imposed by law or incurred pursuant to customary reservations or retentions of title (including contractual Liens in favor of sellers and suppliers of goods) incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than sixty (60) days or that are being contested in good faith by appropriated proceedings and for which adequate reserves have been established in accordance with GAAP (if so required). “Deemed LTM EBITDA Adjustment Date” has the meaning specified in the definition of “LTM EBITDA”. “Deemed LTM EBITDA Amounts” has the meaning specified in the definition of “LTM EBITDA”. “Default” means any Event of Default and any event that, with the passing of time or the giving of notice or both, would become an Event of Default. “Default Rate” means an interest rate equal to (a) in the case of any Loans, 2.0% per annum plus the rate otherwise applicable to such Loans and (b) in the case of any other Obligations that are past due, (i) in the case of past due interest, the Default Rate applicable to the Loans giving rise to such interest and (ii) in the case of all other Obligations, the Applicable Margin for Revolving Loans that are Base Rate Loans plus 2.0% per annum. “Defaulting Lender” shall mean (x) any Person, as determined by the Administrative Agent, that (a) has failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has notified the Administrative Agent, the L/C Issuer, the Swingline Lender, any Lender or the Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) has failed, within two (2) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit or Swingline Loans, (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due or (e) has become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e)(i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy or insolvency proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (e), the Borrower and the Administrative Agent have each determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to the Borrower and the Administrative Agent), to continue 12 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in such Lender or its parent by any Governmental Authority; provided that such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party or (y) any L/C Issuer that has failed to honor any drawing under a Letter of Credit in accordance with its terms. “Delayed-Draw Commitment Fee” has the meaning specified in Section 2.11(c). “Delayed-Draw Commitment Termination Date” means July 1, 2018. “Delayed-Draw Effective Date” means any date on which the conditions set forth in Section 3.4 with respect to the Delayed-Draw Term Loans have been satisfied and a Delayed-Draw Term Loan is made. “Delayed-Draw Expiration Date” means the earliest of (i) the date on with the Delayed-Draw Term Loans Commitments are $0 and (ii) the Delayed-Draw Commitment Termination Date. “Delayed-Draw Term Loan” has the meaning specified in Section 2.1(c). “Delayed-Draw Term Loan Commitment” means (a) as to any Lender with a Delayed-Draw Term Loan Commitment, the commitment of such Lender to make its Pro Rata Share of the Delayed- Draw Term Loans, and (b) as to all Lenders with Delayed-Draw Term Loan Commitments, the aggregate commitment of all Lenders to make the Delayed-Draw Term Loans, which aggregate commitment shall be $51,000,000 on the Closing Date. “Delayed-Draw Term Loan Facility” means the Delayed-Draw Term Loan Commitments and the provisions herein related to the Delayed-Draw Term Loans. “Delayed-Draw Term Loan Lenders” means, as of any date of determination, Lenders having Delayed-Draw Term Loan Commitments. “Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Borrower or any Restricted Subsidiary in connection with any Sale pursuant to Section 8.4(e) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Cash Equivalents). “Disclosure Documents” means, collectively, all documents filed by any Group Member with the United States Securities and Exchange Commission. “Disqualified Lender” means (without retroactive application): (1) the bona fide competitors of the Borrower and its Subsidiaries identified in writing by the Borrower or Parent to the Initial Lenders on or prior to the Closing Date, or from time to time after the Closing Date to the Administrative Agent, 13 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(2) those particular banks, financial institutions and other institutional lenders identified in writing by the Borrower or Parent to the Lead Arranger prior to the Closing Date, and (3) any Affiliate of the entities described in the preceding clauses (1) or (2), in each case, that are either reasonably identifiable as such on the basis of their name or are identified as such in writing by the Borrower or Parent to the Lead Arranger on or prior to the Closing Date, or after the Closing Date to the Administrative Agent from time to time; provided that (x) in no event shall any Affiliates that are banks, financial institutions, bona fide debt funds, investment vehicles, regulated banking entities or non-regulated lending entities that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and/or similar extensions of credit in the ordinary course or business be a Disqualified Lender unless such Affiliate is identified under clause (2) above and (y) any Person that is a Lender and subsequently becomes a Disqualified Lender (but was not a Disqualified Lender on the Closing Date or at the time it became a Lender) shall be deemed to not be a Disqualified Lender hereunder. The list of Disqualified Lenders shall be made available to all Lenders by the Administrative Agent upon request. “Disqualified Stock” means any Stock or Stock Equivalents that, by its terms, or upon the happening of any event or condition (a) matures or is mandatorily redeemable, (b) is redeemable at the option of the holder thereof in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other equity interests, in each case prior to the date that is 90 days after the final maturity date of the Facilities; provided that the foregoing shall not apply to (i) a redemption, conversion or exchange into equity interests that do not themselves constitute Disqualified Stock, (ii) any offer to redeem or repurchase made in connection with a Change of Control or (iii) Stock or Stock Equivalents that are issued pursuant to a plan for the benefit of future, current or former employees, directors, or officers of Holdings, the Borrower or its Subsidiaries or by any such plan to such employees, directors or officers solely because they may be required to be repurchased by Holdings, the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability. “Dollar Equivalent” means the amount in Dollars for any amount denominated in Dollars and the Equivalent Amount in Dollars of any amount denominated in any other currency. “Dollars” and the sign “$” each mean the lawful money of the United States of America. “Domestic Person” means any “United States person” under and as defined in Section 7701(a)(30) of the Code. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “E-Fax” means any system used to receive or transmit faxes electronically. “ECF Payment Date” has the meaning specified in Section 2.8(a). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of 14 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service. “Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender and (e) to the extent permitted under Section 11.2, any Affiliated Lender; provided that in any event, “Eligible Assignee” shall not include (i) any natural person or (ii) any Disqualified Lender. “Eligible Equity Proceeds” means (i) the cash proceeds received by the Borrower or any of its Restricted Subsidiaries after the Closing Date from any sale or issuance of any Stock or Stock Equivalents (other than Disqualified Stock) by the Borrower, Holdings or any parent thereof or from any equity contributions in respect of Stock or Stock Equivalents (other than Disqualified Stock) of the Borrower, Holdings or any parent thereof plus the fair market value (as reasonably determined by the Borrower) of other property received by the Borrower or any of its Restricted Subsidiaries as a capital contribution in respect of any Stock or Stock Equivalents (other than Disqualified Stock) or in return for any issuance of Stock or Stock Equivalents (other than Disqualified Stock), to the extent such cash proceeds, equity contributions or other property are actually received by, the Borrower or any of its Restricted Subsidiaries (or, if only a portion thereof is so contributed and received, to the extent of such portion) plus (ii) the aggregate principal amount of any Indebtedness (including any Disqualified Stock) of the Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Stock issued to the Borrower or any Restricted Subsidiary), which has been converted into or exchanged for Stock or Stock Equivalents (other than Disqualified Stock) of the Borrower or any Restricted Subsidiary or for Stock or Stock Equivalents of Holdings or any parent thereof, together with the aggregate amount of any cash or Cash Equivalents and the fair market value (as reasonably determined by the Borrower) of any other assets received by the Borrower or such Restricted Subsidiary upon such exchange or conversion. “Environmental Laws” means all Requirements of Law and Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health and safety from Hazardous Materials and/or protection of the environment and natural resources, including CERCLA, the SWDA, the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.) (to the extent related to worker exposure to Hazardous Materials), the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), all regulations promulgated under any of the foregoing, all analogous Requirements of Law and Permits and any environmental transfer of ownership notification or approval statutes, including the Industrial Site Recovery Act (N.J. Stat. Ann. §§ 13:1K-6 et seq.). 15 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Environmental Liabilities” means all Liabilities (including costs of Remedial Actions, natural resource damages and costs and expenses of investigation and feasibility studies) that may be imposed on, incurred by or asserted against any Group Member as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law or in connection with any environmental condition or any health or safety condition arising from Hazardous Materials or with any Release and resulting from the ownership, lease, sublease or other operation or occupation of property by any Group Member, whether on, prior or after the date hereof. “Equity Contribution” means the cash equity contribution made by Parent to the Buyer in an aggregate amount equal to, when combined with the fair market value of any capital contributions and investments by management and existing equity holders of Holdings rolled over or invested in connection with the Related Transactions (the “Rollover Equity”), not less than 40% (the “Minimum Equity Contribution”) of the sum of (i) the aggregate principal amount of the Initial Term Loans made on the Closing Date and (ii) the amount of the Equity Contribution and the Rollover Equity on the Closing Date. “Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the conversion of the relevant amount of the first currency into the second currency, at the rate used by the Administrative Agent’s treasury function on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination, or at such other rate as may have been agreed in writing between Borrower, as the case may be, and the Administrative Agent. “Equivalent Percentage” means, with respect to any dollar amount, such percentage of Trailing EBITDA as such dollar amount represents of LTM EBITDA of Holdings, the Borrower and its Restricted Subsidiaries for the four quarters ended March 31, 2018, rounded to the nearest half-integral percentage. LTM EBITDA of Holdings, the Borrower and its Restricted Subsidiaries for the four quarters ended March 31, 2018 for such purpose shall be deemed to be equal to (i) prior to the consummation of the Leo Acquisition, $26,000,000 and (ii) if the Leo Acquisition is consummated, $31,500,000. “ERISA” means the United States Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, collectively, any Group Member, and any Person under common control, or treated as a single employer, with any Group Member, within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, Section 414 (m) or (o) of the Code. “ERISA Event” means any of the following: (a) a reportable event described in Section 4043(c) of ERISA (unless the 30-day notice requirement has been duly waived under the applicable regulations) with respect to a Title IV Plan, (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan, (d) with respect to any Multiemployer Plan, the filing of a notice of reorganization, insolvency or termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA, (e) the filing of a notice of intent to terminate a Title IV Plan (or treatment of a plan amendment as termination) under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due, (h) the imposition of a lien under Section 412 or 430(k) of the Code or Section 302, 303(k) or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate or a violation of Section 436 of the Code with respect to a Title IV Plan, 16 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(i) the failure of a Benefit Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the Code to qualify thereunder, and (j) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for PBGC premiums due but not delinquent. “E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission. “E-System” means any electronic system, including Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Base Rate” means, with respect to any Interest Period for any Eurodollar Rate Loan, the greater of (i) (a) with respect to Term Loans, 1.00% per annum and (b) with respect to Revolving Loans, 0.00% per annum and (ii) the offered rate per annum for deposits in Dollars in the London interbank market for the applicable Interest Period equal to the ICE LIBOR Rate, as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on the day which is two Business Days prior to the first day of each Interest Period adjusted for reserve requirements (this clause (ii), the “Screen Rate”). If no Screen Rate shall be available for a particular period but Screen Rates shall be available for maturities both longer and shorter than such period, than the Screen Rate for such period shall be the Interpolated Screen Rate. If no such Screen Rate exists, such rate will be the rate of interest per annum, as determined by the Administrative Agent, at which deposits of Dollars in immediately available funds are offered at 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period by major financing institutions reasonably satisfactory to the Administrative Agent in the London interbank market for such Interest Period for an amount equal or comparable to the principal amount on such date of determination. “Eurodollar Rate” means, with respect to any Interest Period and for any Eurodollar Rate Loan, an interest rate per annum determined as the ratio of (a) the Eurodollar Base Rate with respect to such Interest Period for such Eurodollar Rate Loan to (b) the difference between the number one and the Eurodollar Reserve Requirements with respect to such Interest Period and for such Eurodollar Rate Loan. “Eurodollar Rate Loan” means any Revolving Loan or Term Loan (or any portion thereof) that bears interest based on the Eurodollar Rate. “Eurodollar Reserve Requirements” means, with respect to any Interest Period and for any Eurodollar Rate Loan, a rate per annum equal to the aggregate, without duplication, of the maximum rates (expressed as a decimal number) of reserve requirements in effect 2 Business Days prior to the first day of such Interest Period (including basic, supplemental, marginal and emergency reserves) under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred 17 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

to as “eurocurrency liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of the United States Federal Reserve System. “Event of Default” has the meaning specified in Section 9.1. “Excess Cash Flow” means, for any Fiscal Year, (a) LTM EBITDA of the Borrower for such Fiscal Year, minus (b) without duplication, (i) any cash principal payment on and cash payments of penalties, premiums, prepayment or closing fees in connection with the Loans (including pursuant to a Permitted Loan Retirement) during such Fiscal Year or prior to the ECF Payment Date (but only, in the case of payment in respect of Revolving Loans, to the extent that the Revolving Credit Commitments are permanently reduced by the amount of such payment) other than (x) any mandatory prepayment required pursuant to Section 2.8(a) because of the existence of Excess Cash Flow and (y) the amount of any voluntary prepayment which reduces the prepayment required under Section 2.8(a), (ii) any scheduled or other mandatory cash principal payment made by the Borrower or any of its Restricted Subsidiaries during such Fiscal Year or prior to the ECF Payment Date and cash payments of penalties, premiums or prepayment fees in connection with any Capitalized Lease Obligation or other Indebtedness (but only, if such Indebtedness may be reborrowed, to the extent such payment results in a permanent reduction in commitments thereof), (iii) any Capital Expenditure made by such Person or any of its Restricted Subsidiaries during such Fiscal Year or prior to the ECF Payment Date, excluding any such Capital Expenditure to the extent financed through the incurrence of Capitalized Lease Obligations or incurrence of any long-term Indebtedness (other than the Revolving Loans), (iv) the Consolidated Interest Expense of such Person for such Fiscal Year paid or payable in cash, (v) any cash losses from extraordinary items, (vi) any cash payment made during such Fiscal Year to satisfy obligations for income taxes or other taxes measured by net income and franchise taxes, (vii) any increase in the Working Capital of Holdings during such Fiscal Year (measured as the excess of such Working Capital at the end of such period over such Working Capital at the beginning of such Fiscal Year and measured without giving effect to any (A) Permitted Acquisitions, (B) extraordinary or non-recurring Sales outside the ordinary course of business, or (C) the effect of fluctuations in currency exchange rates), (viii) cash purchase price payments made in connection with Permitted Acquisitions during such Fiscal Year or prior to the ECF Payment Date excluding any such Permitted Acquisition to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), (ix) “earn outs” paid in cash in connection with any Permitted Acquisition during such Fiscal Year or prior to the ECF Payment Date, excluding any such payments to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), 18 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(x) any aggregate net loss on the Sale of property (other than accounts and inventory) outside the ordinary course of business, (xi) (x) Restricted Payments permitted by Section 8.5 paid in cash during such Fiscal Year or prior to the ECF Payment Date and (y) Investments permitted by Section 8.3 paid in cash during such Fiscal Year or prior to the ECF Payment Date, in each case excluding any such Restricted Payments and Investments to the extent financed through the incurrence of any long-term Indebtedness (other than the Revolving Loans), (xii) in each case, to the extent paid in cash during such Fiscal Year, amounts added back in determining LTM EBITDA pursuant to clauses (iii), (vii), (viii), (ix), (x), (xi), (xii), (xiii) and (xv) of the definition thereof, in each case, to the extent deducted in determining Consolidated Net Income, (xiii) without duplication of clause (xi), the amount of Investments made in reliance on Section 8.3(e)(iv) during such Fiscal Year or prior to the ECF Payment Date, but only to the extent such Investments are not made with proceeds of any long-term Indebtedness (other than Revolving Loans) or the sale of any Stock or Stock Equivalents or constitute Permitted Reinvestments, (xiv) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash during such Fiscal Year or prior to the ECF Payment Date that are required to be made in connection with any prepayment of Indebtedness, and (xv) (A) the amount of contingent revenue included in Consolidated Net Income in such Fiscal Year, less (B) the amount of cash received by a Loan Party in such Fiscal Year in respect of contingent revenue that was excluded from Excess Cash Flow pursuant to the preceding clause (A) in a prior Fiscal Year with respect to which a payment pursuant to Section 2.8(a) was required, plus (c) without duplication, (i) to the extent included in the calculation of LTM EBITDA pursuant to clause (b)(i) of the definition thereof, any provision for United States federal income taxes or other taxes measured by net income, (ii) any decrease in the Working Capital of Holdings during such Fiscal Year (measured as the excess of such Working Capital at the beginning of such Fiscal Year over such Working Capital at the end thereof and measured without giving effect to (A) Permitted Acquisitions, (B) extraordinary and non- recurring Sales outside the ordinary course of business, or (C) the effect of fluctuations in currency exchange rates), (iii) any aggregate net gain from the sale or other disposition of property (other than accounts receivable and inventory) out of the ordinary course of business, (iv) (A) the amount of any contingent expenses included in Consolidated Net Income in such Fiscal Year, less (B) the amount of cash received by a Loan Party in such Fiscal Year in respect of contingent expenses that were excluded from Excess Cash Flow pursuant to the preceding clause (A) in a prior Fiscal Year with respect to which a payment pursuant to Section 2.8(a) was required. provided that, in the case of clauses (b)(i), (b)(ii), (b)(iii), (b)(viii), (b)(ix), (b)(xi), (b)(xiii) and (b)(xiv) above, (A) any amount committed to be paid or made within such time period that reduces Excess Cash Flow in such Fiscal Year pursuant to such clause will not be deducted again in the calculation of Excess Cash Flow for any subsequent Fiscal Year and (B) to the extent any such amount committed to be paid or 19 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

made after the end of such Fiscal Year is not actually paid or made in cash within such time period, such unpaid amount will, to the extent applicable, be added to the calculation of Consolidated Excess Cash Flow for the immediately succeeding Fiscal Year. “Excluded Accounts” has the meaning specified in Section 7.11(a). “Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary of the Borrower or a Guarantor, (b) any Foreign Subsidiary of the Borrower or of any direct or indirect Domestic Subsidiary or Foreign Subsidiary, (c) any CFC Holdco, (d) any Domestic Subsidiary that is a direct or indirect Subsidiary of a direct or indirect Foreign Subsidiary of the Borrower that is a CFC, (e) any Subsidiary that is prohibited or restricted by applicable law (including in connection with any capital requirements) or by a binding contractual obligation from providing a guaranty (provided that such contractual obligation is not entered into by the Borrower or its Subsidiaries principally for the purpose of qualifying as an “Excluded Subsidiary” under this definition) or if such guaranty would require governmental (including regulatory) or third party (other than a Loan Party or an Affiliate of a Loan Party) consent, approval, license or authorization, (f) any special purpose securitization vehicle (or similar entity), (g) any Subsidiary that is a not-for-profit organization, (h) any Captive Insurance Subsidiary, (i) Subsidiaries subject to regulation as a broker-dealer, (j) any Subsidiary a guaranty by which would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, (k) any Unrestricted Subsidiary, (l) each Immaterial Subsidiary and (m) any other Subsidiary to the extent Administrative Agent and the Borrower mutually determine the cost or burden of obtaining the guaranty (including any adverse tax consequences) outweigh the benefit to the Lenders. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Existing Credit Agreement” means the Credit Agreement, dated as of September 1, 2016, among the Borrower, Ares, as a Lender, L/C Issuer and the Administrative Agent, and the other Lenders and L/C Issuers from time to time party thereto. “Existing Letters of Credit” means the Letters of Credit specified on Schedule 2.4. “Extended/Modified Commitments” means, collectively, Extended/Modified Revolving Credit Commitments and Extended/Modified Term Commitments. “Extended/Modified Loans” means, collectively, Extended/Modified Revolving Loans and Extended/Modified Term Loans. “Extended/Modified Revolving Credit Commitments” means the Revolving Credit Commitments held by an Extending/Modifying Lender. 20 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Extended/Modified Revolving Loans” means the Revolving Loans made pursuant to Extended/Modified Revolving Credit Commitments. “Extended/Modified Term Commitments” means the Term Loan Commitments held by an Extending/Modifying Lender. “Extended/Modified Term Loans” means the Term Loans made pursuant to Extended/Modified Term Commitments. “Extending/Modifying Lender” means each Lender accepting an Extension/Modification Offer. “Extension/Modification” has the meaning specified in Section 2.20(a). “Extension/Modification Amendment” has the meaning specified in Section 2.20(b). “Extension/Modification Facility” means any Extended/Modified Term Loans and/or Extended/Modified Revolving Loans and the provisions herein related to such Extended/Modified Term Loans and/or Extended/Modified Revolving Loans. “Extension/Modification Offer” has the meaning specified in Section 2.20(a). “Facilities” means (a) the Initial Term Loan Facility, (b) the Delayed-Draw Term Loan Facility, (c) the Revolving Credit Facility, (d) any Incremental Facility and (e) any Extension/Modification Facility. “FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date hereof, and any current or future applicable United States Treasury regulations promulgated thereunder or published administrative guidance or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as determined by the Administrative Agent in its sole discretion. “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System and any successor thereto. “Fee Letter” means the Fee Letter, dated as of May 11, 2018, among the Buyer and the Administrative Agent, as amended, restated, modified or supplemented from time to time in accordance with the terms thereof. “Financial Statement” means each financial statement described in or delivered pursuant to Section 4.4 or 6.1. “Fiscal Month” means any of the monthly accounting periods of the Borrower. “Fiscal Quarter” means each 3 Fiscal Month period ending on March 31, June 30, September 30 or December 31. 21 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Fiscal Year” means the twelve-month period ending on December 31. “Fixed Amount” has the meaning specified in Section 1.1(d)(ii). “Fixed Incremental Amount” means (i) at any time prior to the consummation of the Leo Acquisition, $26,000,000 and (ii) if the Leo Acquisition is consummated, $31,500,000. “Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.3, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the Financial Statements described in Section 4.4(a), including, without limitation, those qualifications to GAAP set forth on the disclosure schedules to the Acquisition Agreement. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government. “Group Members” means, collectively, the Borrower and its Restricted Subsidiaries. “Group Members’ Accountants” means Wipfli LLP or any other nationally- or regionally- recognized independent registered certified public accountants. “Guarantor” means Holdings, each Wholly Owned Subsidiary of the Borrower listed on Schedule 4.3 that is not an Excluded Subsidiary and each other Person that becomes a party to the Guaranty and Security Agreement pursuant to Section 7.10 after the Closing Date, provided that only Subsidiaries that are not Excluded Subsidiaries shall be required to become a party to the Guaranty and Security Agreement. For the avoidance of doubt, the Borrower may, in its sole discretion, cause any Domestic Subsidiary that is not required to be a Guarantor to guarantee the Obligations by causing such Subsidiary to become a party to the Guaranty and Security Agreement. “Guaranty and Security Agreement” means the guaranty and security agreement, in the form of Exhibit H, among the Administrative Agent, the Borrower and Guarantors from time to time party thereto, as amended. “Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person for any Indebtedness, lease, dividend or other obligation (the “primary obligation”) of another Person (the “primary obligor”), if the purpose or intent of such Person in incurring such liability, or the economic effect thereof, is to guarantee such primary obligation or provide support, assurance or comfort to the holder of such primary obligation or to protect or indemnify such holder against loss with respect to such primary obligation, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of any primary obligation, (b) the incurrence of reimbursement obligations with respect to any letter of credit or bank guarantee in support of any primary obligation, (c) the existence of any Lien, or any right, contingent or otherwise, to receive a 22 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lien, on the property of such Person securing any part of any primary obligation and (d) any liability of such Person for a primary obligation through any Contractual Obligation (contingent or otherwise) or other arrangement (i) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor or to provide funds for the payment or discharge of such primary obligation (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency, working capital, equity capital or any balance sheet item, level of income or cash flow, liquidity or financial condition of any primary obligor, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party to any Contractual Obligation, (iv) to purchase, sell or lease (as lessor or lessee) any property, or to purchase or sell services, primarily for the purpose of enabling the primary obligor to satisfy such primary obligation or to protect the holder of such primary obligation against loss or (v) to supply funds to or in any other manner invest in, such primary obligor (including to pay for property or services irrespective of whether such property is received or such services are rendered); provided, however, that “Guaranty Obligations” shall not include (x) endorsements for collection or deposit in the ordinary course of business and (y) product warranties given in the ordinary course of business. The outstanding amount of any Guaranty Obligation shall equal the outstanding amount of the primary obligation so guaranteed or otherwise supported or, if lower, the stated maximum amount for which such Person may be liable under such Guaranty Obligation. “Hazardous Material” means any substance, material or waste regulated under Environmental Law or that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances. “Hedging Agreement” means any Interest Rate Contract, foreign exchange, swap, option or forward contract, spot, cap, floor or collar transaction, any other derivative instrument and any other similar speculative transaction and any other similar agreement or arrangement designed to alter the risks of any Person arising from fluctuations in any underlying variable. “Holdings” has the meaning specified in the introductory paragraph hereto. “Immaterial Subsidiary” means, as of any date, any Subsidiary that (a) did not, as of the last day of the most recent fiscal quarter for which financial statements have been delivered, have assets with a value in excess of 5.0% of the consolidated total assets of the Borrower or revenues representing in excess of 5.0% of total revenues of the Borrower for the period of four consecutive fiscal quarters for which such financial statements have been delivered, in each case calculated on a consolidated basis in accordance with GAAP and (b) when combined with all other Immaterial Subsidiaries, satisfies the following conditions: the aggregate amount of assets held by all Immaterial Subsidiaries shall not exceed 5.0% of the consolidated total assets of the Borrower and the aggregate amount of revenues of all Immaterial Subsidiaries shall not exceed 5.0% of the consolidated total assets of the Borrower for the period of four consecutive fiscal quarters for which such financial statements have been delivered, in each case, calculated on a consolidated basis in accordance with GAAP. “Incremental Amendment” shall have the meaning specified in Section 2.19(f). “Incremental Cap” means: (a) the Fixed Incremental Amount, plus (b) (i) the amount of any optional prepayment of any Term Loan in accordance with Section 2.7 and/or the amount of any permanent reduction of any Revolving Credit Commitment and/or 23 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

the amount of any permanent prepayment, redemption or repurchase of any Incremental Equivalent Debt, (ii) the amount of any optional prepayment, redemption or repurchase of any Replacement Loans previously applied to the permanent prepayment of any Term Loan, so long as no Incremental Facility was previously incurred in reliance on clause (b)(i) above as a result of such prepayment and (iii) the amount paid in cash in respect of any reduction in the outstanding principal amount of any term loan that is secured on a pari passu basis with the Obligations, but excluding any Term Loan incurred under clause (c) below, resulting from any assignment of such Term Loan to (and/or assignment and/or purchase of such Term Loan by) Holdings, the Borrower and/or any Restricted Subsidiary, provided that for each of clauses (i), (ii) and (iii), the relevant prepayment, redemption, repurchase or assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus (c) an unlimited amount so long as, in the case of this clause (c), on a Pro Forma Basis after giving effect to the incurrence of any such Incremental Term Loan, the effectiveness of any such Incremental Revolving Credit Commitment (and after giving effect to any acquisition consummated simultaneously therewith and assuming, in the case of any increase in the Revolving Credit Commitments, that all such Incremental Revolving Credit Commitments are fully utilized on such Incremental Facility Closing Date) or the issuance of any such Incremental Equivalent Debt, as the case may be, (i) if such Incremental Facility or Incremental Equivalent Debt is secured by a lien on the Collateral that is pari passu with the Lien securing the Obligations, the pro forma Consolidated First Lien Leverage Ratio shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 4.75:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 4.50:1.00, (ii) if such Incremental Facility or Incremental Equivalent Debt is secured by a lien on the Collateral that is junior to the lien securing the Obligations, the pro forma Consolidated Secured Leverage Ratio shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 5.00:1.00 and (iii) if such Incremental Facility or Incremental Equivalent Debt is unsecured, the pro forma Consolidated Total Leverage Ratio shall be no greater than (1) with respect to Incremental Facilities or Incremental Equivalent Debt incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Incremental Facilities or Incremental Equivalent Debt, 5.00:1.00; provided that: (i) any Incremental Facility and/or Incremental Equivalent Debt may be incurred under one or more of clauses (a) through (c) of this definition as selected by the Borrower in its sole discretion, and (ii) if any Incremental Facility or Incremental Equivalent Debt is intended to be incurred under clause (c) of this definition and any other clause of this definition in a single transaction or series of related transactions, (A) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under clause (c) of this definition shall first be determined without giving effect to any Incremental Facilities or Incremental Equivalent Debt to be incurred or implemented under any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of such Incremental Facility or Incremental Equivalent Debt and the related transactions, and (B) the permissibility of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the other applicable clauses of this definition shall be determined thereafter. “Incremental Equivalent Debt” means Indebtedness in the form of pari passu senior secured notes or loans or junior secured or unsecured notes or loans and/or commitments in respect of any of the foregoing issued, incurred or implemented in lieu of loans under an Incremental Facility; provided, that: 24 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) the aggregate outstanding principal amount thereof shall not exceed the Incremental Cap as in effect at the time of determination; (b) the Weighted Average Life to Maturity applicable to such Indebtedness shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans; provided that such Indebtedness may be in the form of customary bridge loans with a final maturity date of no longer than one year, so long as any Indebtedness for which such loans are exchanged for or that otherwise replaces such loans satisfies the requirements of this clause (b); (c) the final maturity date with respect to such Indebtedness shall be no earlier than the Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof; provided that such Indebtedness may be in the form of customary bridge loans with a final maturity date of no longer than one year, so long as any Indebtedness for which such loans are exchanged for or that otherwise replaces such loans satisfies the requirements of this clause (c); (d) subject to clauses (b) and (c), the amortization schedule and Applicable Margin for such Indebtedness shall be determined by the Borrower and the holders of such Indebtedness; (e) if such Indebtedness is (i) secured on a pari passu basis with the Obligations that are secured on a first lien basis, (ii) secured on a junior basis as compared to the Obligations that are secured on a first lien basis or (iii) unsecured and subordinated to the Obligations, then the holders of such Indebtedness shall be party to an Acceptable Intercreditor Agreement; (f) no such Indebtedness may be (A) guaranteed by any Person that is not a Loan Party, (B) secured by any assets other than the Collateral or (C) issued, incurred or implemented by any Person other than the Borrower; (g) the All-In Yield (and the components thereof) applicable to such Indebtedness shall be determined by the Borrower and the holders of such Indebtedness; provided that, with respect to such Indebtedness which is pari passu with the Initial Term Loans in right of payment and with respect to security, if the All-In Yield applicable to such Indebtedness shall exceed the All-In Yield at such time on the Initial Term Loans by more than 0.50% (any such excess, the “Yield Differential”) the then Applicable Margin then in effect for the existing Initial Term Loans and Delayed-Draw Term Loans, as applicable, shall automatically be increased by the Yield Differential, effective upon the issuance or incurrence, as applicable, of such Indebtedness; provided, further, that any increase in All-In Yield applicable to any Initial Term Loan or Delayed-Draw Term Loan, as applicable, due to the application or imposition of an Base Rate or Eurodollar Rate “floor” on any such Indebtedness may, at the election of the Borrower, be effected through an increase in Base Rate or Eurodollar Rate “floor” applicable to such Initial Term Loans or Delayed-Draw Term Loans; (h) except as otherwise permitted herein, the terms of such Indebtedness (excluding, to the extent applicable, pricing, interest rate margin, fees, discounts, rate floors and optional prepayment or redemption terms, all of which shall be determined by the Borrower), (x) are substantially identical to, or are not materially more restrictive on the Borrower and its Restricted Subsidiaries (as determined by the Borrower), when taken as a whole, than those applicable to the then-existing Term Loans (except for covenants or other provisions applicable only to periods after the Term Loan Maturity Date) or (y) otherwise reasonably acceptable to the Administrative Agent; and (i) at the time of the incurrence of such Indebtedness, except as provided in Section 1.3, no Event of Default shall exist. 25 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Incremental Facility” means any Incremental Term Loan Facility and any Incremental Revolving Loan Facility. “Incremental Facility Closing Date” shall have the meaning specified in Section 2.19(f). “Incremental Loans” means the Incremental Revolving Loans and the Incremental Term Loans. “Incremental Revolving Credit Commitment” shall have the meaning specified in Section 2.19(a). “Incremental Revolving Loan” means any Revolving Loan made by a Revolving Credit Lender pursuant to its Incremental Revolving Credit Commitment. “Incremental Term Loan” means any Term Loan made by a Term Loan Lender pursuant to its Incremental Term Loan Commitment. “Incremental Term Loan Commitment” shall have the meaning specified in Section 2.19(a). “Incremental Term Loan Maturity Date” means the date that an Incremental Term Loan is originally scheduled to mature. “Incremental Revolving Loan Facility” means any Incremental Revolving Loans and the provisions herein related to such Incremental Revolving Loans. “Incremental Term Loan Facility” means any Incremental Term Loans and the provisions herein related to such Incremental Term Loans. “Incurrence-Based Amount” has the meaning specified in Section 1.1(d)(ii). “Indebtedness” of any Person means, without duplication, any of the following, whether or not matured: (a) all indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement and all obligations with respect to (i) letters of credit, bank guarantees or bankers’ acceptances or (ii) surety, customs, reclamation or performance bonds (in each case not related to judgments or litigation) other than those entered into in the ordinary course of business, (d) all obligations to pay the deferred purchase price of property or services, including all “earn- outs” and other similar deferred consideration payable in connection with any Permitted Acquisition or other Investment (but only to the extent such obligations are required to be treated as liabilities on such Person’s balance sheet in accordance with GAAP), other than (i) trade payables or similar obligations incurred in the ordinary course of business or consistent with past practice (including with respect to insurance premiums) or (ii) accruals for payroll, employee compensation and similar liabilities incurred in the ordinary course of business or consistent with past practice, (e) all obligations created or arising under any conditional sale or other title retention agreement, regardless of whether the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, (f) all Capitalized Lease Obligations, (g) all obligations, whether or not contingent, to purchase, redeem, retire, defease or otherwise acquire for value any of its own Disqualified Stock or Stock Equivalents relating to Disqualified Stock prior to the date that is 90 days after the Scheduled Maturity Date, valued at, in the case of redeemable preferred Disqualified Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Disqualified Stock plus accrued and unpaid dividends, (h) net obligations under Hedging Agreement and (i) all Guaranty Obligations for obligations of any other Person constituting Indebtedness of such other Person; provided, however, that the items in each of clauses (a) through (i) above shall constitute “Indebtedness” of such Person solely to 26 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

the extent, directly or indirectly, (x) such Person is liable for any part of any such item, (y) any such item is secured by a Lien on such Person’s property or (z) any other Person has a right, contingent or otherwise, to cause such Person to become liable for any part of any such item or to grant such a Lien; provided, further, that (i) in no event shall obligations under any Hedging Agreement be deemed “Indebtedness” for any calculation of the Consolidated Total Leverage Ratio, the Consolidated First Lien Leverage Ratio, the Consolidated Secured Leverage Ratio or any other financial ratio under this Agreement and (ii) notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder). The amount of any net obligation under any Hedging Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e), to the extent recourse is limited to the property encumbered thereby, shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value (as determined by such Person in good faith) of the property encumbered thereby as determined by such Person in good faith. “Indemnified Matters” has the meaning specified in Section 11.4(a). “Indemnitee” has the meaning specified in Section 11.4(a). “Initial Lenders” means Ares Capital (and funds affiliated with Ares Capital) and Lake Forest Bank. “Initial Revolving Borrowing” means one or more borrowings of Revolving Loans (exclusive of Letters of Credit) on the Closing Date to pay the Transaction Expenses and for working capital purposes not exceeding $3,000,000; provided that, without limitation, Letters of Credit may be issued on the Closing Date to backstop or replace letters of credit, guarantees and performance or similar bonds outstanding on the Closing Date. “Initial Term Loans” has the meaning specified in Section 2.1(b). “Initial Term Loan Commitment” means, with respect to each Initial Term Loan Lender, the commitment of such Lender to make Initial Term Loans to the Borrower, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Initial Term Loan Commitment”, as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Initial Term Loan Commitments on the Closing Date shall be $100,000,000. “Initial Term Loan Facility” means the Initial Term Loan Commitments and the provisions herein related to the Initial Term Loans. “Initial Term Loan Lender” means each Lender that has an Initial Term Loan Commitment or that holds Initial Term Loans. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, 27 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case in clauses (a) and (b) above, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all rights, title and interests in intellectual property arising under any Requirement of Law and all IP Ancillary Rights associated therewith, including all Copyrights, Patents, Trademarks, Internet Domain Names and Trade Secrets. “Interest Period” means, with respect to any Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is made or converted to a Eurodollar Rate Loan or, if such loan is continued, on the last day of the immediately preceding Interest Period therefor and, in each case, ending 1, 2, 3, or 6 months (or, to the extent consented to by all affected Lenders, a shorter period or 12 months) thereafter, as selected by the Borrower pursuant hereto; provided, however, that (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month, (c) the Borrower may not select any Interest Period (i) in the case of Revolving Loans, ending after the Scheduled Revolving Credit Termination Date and (ii) in the case of Term Loans, ending after the Term Loan Maturity Date and (d) there shall be outstanding at any one time no more than 10 Interest Periods. “Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance. “Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in internet domain names. “Interpolated Screen Rate” means, with respect to any period, a rate per annum that results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate with respect to the applicable currency is available that is shorter than such period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate with respect to the applicable currency is available that is longer than such period, in each case, as of the time the Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof. “Investment” means, with respect to any Person, directly or indirectly, (a) to own, purchase or otherwise acquire, in each case whether beneficially or otherwise, any investment in, including any interest in, any Security of any other Person (other than any evidence of any Obligation), (b) to purchase or otherwise acquire, whether in one transaction or in a series of transactions, all or substantially all of the property of any other Person or a business conducted by any other Person or all or substantially all of the assets constituting the business of a division, branch, brand or other unit operation of any other Person, (c) to incur, or to remain liable under, any Guaranty Obligation for Indebtedness of any other Person, to assume the Indebtedness of any other Person or to make, hold, purchase or otherwise acquire, in each case directly or indirectly, any deposit, loan, advance, commitment to lend or advance, or other extension of credit, excluding deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items created in the ordinary course of business or (d) to make, directly or indirectly, any contribution to the capital of any other Person. The amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, 28 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan or advance and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment). “IP Ancillary Rights” means, with respect to the subject Intellectual Property, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, as applicable, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right. “IP License” means all Contractual Obligations, whether written or oral, granting any right to use any Intellectual Property. “IRS” means the Internal Revenue Service of the United States and any successor thereto. “Issue” means, with respect to any Letter of Credit, to issue, extend the expiration date of, renew (excluding automatic renewal of evergreen Letters of Credit), increase the face amount of, or reduce or eliminate any scheduled decrease in the face amount of, such Letter of Credit, or to cause any Person to do any of the foregoing. The terms “Issued” and “Issuance” have correlative meanings. “Junior Financing” means Indebtedness of the types described in clauses (a) and (b) of the definition of “Indebtedness” of a Loan Party that is secured by a junior lien, is unsecured or is Subordinated Debt, other than, in each case, Indebtedness among the Loan Parties. “Lake Forest Bank” means Lake Forest Bank & Trust Company, N.A. “L/C Cash Collateral Account” means any Cash Collateral Account (a) specifically designated as such by the Borrower in a notice to the Administrative Agent, and (b) from and after the effectiveness of such notice, not containing any funds other than those required under the Loan Documents to be placed therein. “L/C Issuer” means (a) Lake Forest Bank or any of its Affiliates, (b) Ares or any of its Affiliates and (c) each Person that hereafter becomes an L/C Issuer with the approval of, and pursuant to an agreement with and in form and substance reasonably satisfactory to, the Administrative Agent and the Borrower, in each case in their capacity as an issuer of Letters of Credit hereunder and together with their successors in such capacity. “L/C Obligations” means, for any Letter of Credit at any time, the sum of (a) the L/C Reimbursement Obligations at such time for such Letter of Credit and (b) the aggregate maximum undrawn face amount of such Letter of Credit outstanding at such time. “L/C Reimbursement Agreement” has the meaning specified in Section 2.4(a)(iii). “L/C Reimbursement Date” has the meaning specified in Section 2.4(e). “L/C Reimbursement Obligation” means, for any Letter of Credit, the obligation of the Borrower to the L/C Issuer thereof, as and when matured, to pay all amounts drawn under such Letter of Credit. 29 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“L/C Request” has the meaning specified in Section 2.4(b). “L/C Sublimit” means $7,500,000. “LCA Election” has the meaning specified in Section 1.3(c). “LCA Test Date” has the meaning specified in Section 1.3(c). “Lead Arranger” means Ares Capital. “Lender” means, collectively, the Swingline Lender and any other financial institution or other Person that (a) is listed on the signature pages hereof as a “Lender” or (b) from time to time becomes a party hereto by execution of an Assignment, in each case for so long as such Person holds a Loan or Commitment hereunder. Notwithstanding the foregoing, no Disqualified Lender that purports to become a Lender hereunder in violation of the proviso to Section 11.2(b) shall be entitled to any of the rights or privileges enjoyed by the other Lenders (including with respect to voting, information and lender meetings) and shall be deemed for all purposes to be a Defaulting Lender, until such time as such Disqualified Lender no longer owns any Loans or Commitments. “Leo Acquisition” means the acquisition of 100% of the equity interests of Fresh Insurance Services Group Limited by Vantage Holdings Limited. “Letter of Credit” means any letter of credit Issued pursuant to Section 2.4. “Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, fines, penalties, sanctions, commissions, and related reasonable and documented out-of-pocket costs and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereof and reasonable out-of-pocket fees, charges and disbursements of legal counsel and financial and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever in the nature of a security interest, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. For the avoidance of doubt, “Lien” shall not be deemed to include any exclusive license or sublicense of Intellectual Property, each of which shall constitute a Sale. “Limited Condition Acquisition” means any Permitted Acquisition or other Investment permitted hereunder by the Borrower or one or more of its Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Loan” means any loan made or deemed made by any Lender hereunder. “Loan Documents” means, collectively, this Agreement, any Notes, the Guaranty and Security Agreement, the Mortgages, the Control Agreements, the Fee Letter and the L/C Reimbursement Agreements (if any), together with any modification of any term, or any waiver with respect to, any of the foregoing. 30 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Loan Party” means each Borrower and each Guarantor. “LTM EBITDA” means, with respect to any Person for the trailing four Fiscal Quarter period most recently ended for which Financial Statements have been delivered, (a) the Consolidated Net Income of such person for such period plus (b) the sum of, in each case to the extent deducted in the calculation of such Consolidated Net Income (other than with respect to clause (xvii)) but without duplication, (i) any provision for income taxes or other taxes measured by income and franchise taxes during such period, (ii) Consolidated Interest Expense for such period, and to the extent not reflected in such Consolidated Interest Expense, plus any losses during such period and minus any gains on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk arising hereunder during such period, to the extent deducted in determining Consolidated Net Income, (iii) extraordinary, unusual or non-recurring items, not exceeding (with respect to such items reflected in Borrower’s Financial Statements after the Closing Date), when combined with any add-backs pursuant to clauses (vii), (xii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA in any trailing four Fiscal Quarter period (calculated prior to giving effect to any such add-backs), or such greater amount as may be approved by the Required Lenders; provided that for periods following the Closing Date, items related to category 4 and 5 storms shall not be considered “extraordinary, unusual or non-recurring” for purposes of this clause (iii) (it being understood that any such items up to an aggregate amount of $2,700,000 shall be considered “extraordinary, unusual or non-recurring” for such purposes for all applicable periods prior to the Closing Date), (iv) any depreciation, depletion and amortization during such period, (v) any aggregate net loss on the sale or other disposition of property (other than accounts receivable and inventory) outside the ordinary course of business during such period, (vi) any other non-cash expenses (including any impairment charges), including any reduction in net income on account of any write-up of assets as a result the application of purchase accounting in connection with the Acquisition or any acquisition (or less gains or income) deducted in the determination of Consolidated Net Income for the period and for which no cash outlay (or cash receipt) is foreseeable during the twelve (12) month period after the last day of such period (provided that if any such non-cash charges or expenses represent an accrual or reserve for potential cash items in any future period, (i) such Person may determine not to add back such non-cash charge or expense in the current period and (ii) to the extent such Person does decide to add back such non-cash charge or expense, the cash payment in respect thereof in such future period shall be subtracted from LTM EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period), (vii) severance, relocation costs and expenses, integration costs and restructuring costs and other items reflecting costs and other items to be eliminated included in the determination of Consolidated Net Income during such period not exceeding (with respect to such items reflected in Borrower’s Financial Statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii), (xii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA in any trailing twelve month period (calculated prior to giving effect to any such add-backs), or such greater amount as may be approved by the Required Lenders, 31 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(viii) during such period, fees, charges and expenses (including Transaction Expenses, amortization of debt discount and commissions representation and warranty insurance, finders’ fees and employee bonuses in connection with acquisitions) (and including fees and expenses payable to Parent in accordance with this Agreement) with respect to the Related Transactions and any acquisition, Investment, Restricted Payment, equity issuance, disposition, Indebtedness or amendments of the foregoing permitted (or that would have been permitted) hereunder, whether or not consummated, to the extent deducted in determining Consolidated Net Income, (ix) consulting fees, directors compensation, merger and acquisition fees to consultants, directors and advisors (that are not Parent), and non-compete fees (or similar fees), including to former employees, (x) expenses associated with discontinued operations, (xi) expenses, charges and losses during such period in connection with “earn-outs” and other deferred payments in connection with Permitted Acquisitions or other Permitted Investments (including Investments consummated prior to the Closing Date), to the extent required to be included in the calculation of Consolidated Net Income in accordance with GAAP, (xii) costs, fees and expenses paid in connection with new market start-up activities, opening facilities, signing, retention and completion bonuses, relocation expenses, facility openings, employee searches, travel and housing costs and related legal and accounting fees, costs and expenses, and costs, fees and expenses incurred in connection with any strategic or new initiatives, and other business optimization expenses, not exceeding (with respect to such items reflected in Borrower’s Financial Statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii), (vii) and adjustments pursuant to clause (2) below, 25% of LTM EBITDA in any four Fiscal Quarter period (calculated prior to giving effect to any such add-backs), (xiii) fees and expenses payable to Parent to the extent such payment is permitted under Section 8.9(h) or (i), (xiv) all customary and reasonable deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness, (xv) costs or expenses pursuant to any management equity plan, profits interest or stock option plan or any other Stock-based management or Stock-based employee benefit plan or any stock subscription, stockholders or partnership agreement, (xvi) any non-cash rent expense, and (xvii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing LTM EBITDA or Consolidated Net Income of such Person in any period to the extent non- cash gains relating to such income were deducted during the four Fiscal Quarter period immediately preceding the date of such cash receipt in the calculation of LTM EBITDA of such Person for any previous period and not added back; minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income and without duplication, 32 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(i) any credit for United States federal income taxes or other taxes measured by net income during such period, (ii) any gain from extraordinary items during such period, (iii) any aggregate net gain from the sale or other disposition of property (other than accounts receivable and inventory) out of the ordinary course of business by such person during such period, (iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(vi) above by reason of a decrease in the value of any stock or stock equivalent during such period, (v) any other cash payment during such period in respect of expenditures, charges and losses that have been added to LTM EBITDA of such Person pursuant to clause (b)(vi) above in any prior period, and (vi) income during such period in connection with “earn-outs” and other deferred payments in connection with Permitted Acquisitions, to the extent required to be included in the calculation of Consolidated Net Income in accordance with GAAP; all determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating LTM EBITDA of the Borrower for any period that includes any of the fiscal quarters ended June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, LTM EBITDA of Holdings for such fiscal quarters shall (a) from the Closing Date until the date the Borrower and the Administrative Agent agree on revised amounts pursuant to Section 7.12(a) (the “Deemed LTM EBITDA Adjustment Date”), be deemed to be $8,977,596, $6,277,505, $4,752,978 and $5,968,752, respectively (such amounts, the “Deemed LTM EBITDA Amounts”) and (b) from and after the Deemed LTM EBITDA Adjustment Date, be deemed to be (i) $5,968,752 for the fiscal quarter ended March 31, 2018 and (ii) such amounts provided pursuant to Section 7.12(a) for the fiscal quarters ended June 30, 2017, September 30, 2017 and December 31, 2017, in each case, as may be subject to add-backs and adjustments as set forth in the following paragraph. In addition, for purposes of calculating LTM EBITDA (except for the calculation of Excess Cash Flow): (1) acquisitions that have been made by the Borrower or any of its Restricted Subsidiaries including through mergers or consolidations, the acquisition of assets constituting a business unit, line of business or division of another Person or a facility, or any Person or any of its Restricted Subsidiaries acquired by the Borrower or any of its Restricted Subsidiaries, and including any related financing transactions and including increases in ownership of Restricted Subsidiaries, during the four Fiscal Quarter reference period or subsequent to such reference period and on or prior to the calculation date will be calculated on a Pro Forma Basis as if they had occurred on the first day of the four Fiscal Quarter reference period (such pro forma calculations shall be determined in good faith by the chief financial officer (or other financial officer) of the Borrower and based on assumptions believed by the Borrower to be reasonable at the time made); (2) LTM EBITDA shall be increased by the amount of “run-rate” cost savings, operating expense reductions and synergies (including revenue synergies related to acquisitions consummated in the previous 12 months) projected by the Borrower in good faith to be realized as a result of specified actions that have been taken (or for which substantial steps have been taken) (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the four Fiscal Quarter reference period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized 33 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

during such period from such actions (such cost savings and synergies, “Specified Transaction Adjustments”); provided that (A) such Specified Transaction Adjustments are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Borrower, and (B) such cost savings, operating expense reductions and synergies are expected to be realized no later than twelve (12) months after the date on which such action has been taken; provided, further that projected cost savings, operating expense reductions and synergies to be included in LTM EBITDA in any four Fiscal Quarter period shall not exceed (with respect to such items reflected in Borrower’s Financial Statements after the Closing Date), when combined with any add-backs pursuant to clauses (iii), (vii) and (xii) above, 25% of LTM EBITDA (calculated prior to giving effect to any such projected cost savings, operating expense reductions and synergies); (3) the net income (or loss) attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the calculation date, will be excluded for the period of four Fiscal Quarters for which Financial Statements have been delivered ending on or most recently prior to the calculation date; (4) if any Indebtedness the incurrence of which is accounted for on a Pro Forma Basis bears a floating rate of interest, the interest expense on such Indebtedness will be calculated as if the rate in effect on the calculation date had been the applicable rate for the entire period (taking into account any hedging obligation applicable to such Indebtedness if such hedging obligation has a remaining term as at the calculation date in excess of 12 months); (5) any unrealized currency translation gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized exchange gains or losses relating to translation of assets and liabilities denominated in currencies other than the Dollar shall be excluded; (6) any unrealized currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries owing to the Borrower or any Restricted Subsidiaries shall be excluded; and (7) for purposes of calculating LTM EBITDA, contingent revenue will not be considered a non-cash gain and contingent expenses will not be considered a non-cash expense or loss pursuant to clauses (b)(vi), (b)(xvii), (c)(iv) and (c)(v) above. “Material Adverse Effect” means a material adverse effect on (a) the condition (financial or otherwise), business, performance, operations or property of the Group Members, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their material obligations under the Loan Documents, (c) the validity or enforceability of any Loan Document or (d) the material rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties under the Loan Documents. “Material Environmental Liabilities” means Environmental Liabilities in excess of $7,500,000. “Minimum Equity Contribution” has the meaning specified in the definition of “Equity Contribution”. “Moody’s” means Moody’s Investors Service, Inc. 34 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Mortgage” means any mortgage, deed of trust or equivalent document executed or required herein to be executed by any Loan Party and granting a security interest over fee-owned real property in favor of the Administrative Agent as security for the Obligations. “Mortgage Supporting Documents” means, with respect to any Mortgage for a parcel of owned real property, each document (including title policies or marked-up unconditional insurance binders (in each case, together with copies of all documents referred to therein), maps, ALTA (or TLTA, if applicable) as-built surveys (in form and as to date that is sufficiently acceptable to the title insurer issuing title insurance to the Administrative Agent for such title insurer to deliver endorsements to such title insurance as reasonably requested by the Administrative Agent), environmental assessments and reports in form and substance reasonably acceptable to the Administrative Agent (in the case of owned real property acquired after the Closing Date having a fair market value on the date of acquisition in excess of $7,500,000) and evidence regarding recording and payment of fees, insurance premium and taxes) and customary legal opinions of local counsel for the relevant Loan Party in such real property is located that the Administrative Agent may reasonably request, to create, register, perfect, maintain, evidence the existence, substance, form or validity of or enforce a valid lien on such parcel of real property in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens such Liens as the Administrative Agent may approve. “Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Net Cash Proceeds” means (a) proceeds received in cash from any Sale of, or Property Loss Event with respect to, property (including casualty insurance (excluding (i) at all times, business interruption insurance proceeds in an aggregate amount of up to $2,000,000 and (ii) unless an Event of Default has occurred and is continuing, all business interruption insurance proceeds) and condemnation proceeds), net of (i) the reasonable out-of-pocket cash costs, fees and expenses paid or required to be paid in connection therewith (including reasonable out-of-pocket attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees), (ii) Taxes paid or reasonably estimated to be payable as a result thereof, (iii) any amount required to be applied to the repayment of Indebtedness other than Indebtedness owing to Holdings or any Group Member (including any principal, premium, penalty and interest) secured by the property subject of such Sale or Property Loss Event, (iv) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position and (v) any amounts provided as a reserve, in accordance with GAAP, against any liabilities in respect of any indemnification obligations or purchase price adjustment associated with such Sale (provided that, to the extent and at any time such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), or (b) proceeds received in cash from any incurrence of Indebtedness, net of brokers’, advisors’ and investment banking fees and other reasonable out-of-pocket underwriting discounts, commissions and reasonable out-of-pocket cash costs, fees and expenses (including reasonable out-of-pocket attorneys’ fees, accountants’ fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees), in each case incurred in connection with such transaction; provided, however, that any such proceeds received by any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary of the Borrower shall constitute “Net Cash Proceeds” only to the extent of the aggregate direct and indirect beneficial ownership interest of the Borrower therein. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender at such time. 35 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Non-Excluded Taxes” has the meaning specified in Section 2.17(a). “Non-U.S. Lender Party” means each of the Administrative Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is not a Domestic Person. “Not Otherwise Applied” means amounts that were not previously applied in connection with a Restricted Payment pursuant to Section 8.5(h), prepayment of Junior Financing pursuant to Section 8.6(e) or a Permitted Investment pursuant to Section 8.3(q). “Note” means a promissory note of the Borrower, in substantially the form of Exhibit B, payable to a Lender or its registered assigns in any Facility in a principal amount equal to the amount of such Lender’s Commitment under such Facility (or, in the case of the Term Loan Facility, the aggregate initial principal amount of the Term Loans). “Notice of Borrowing” has the meaning specified in Section 2.2(a). “Notice of Conversion or Continuation” has the meaning specified in Section 2.10(b). “Obligations” means, with respect to any Loan Party, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Loan Party to the Administrative Agent, any Lender, any L/C Issuer, any other Indemnitee or any Secured Hedging Counterparty or provider of Banking Services Obligations, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including (a) if such Loan Party is the Borrower, all Loans and L/C Obligations, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post- petition interest is allowed in any such proceeding, and (c) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Loan Party under any Loan Document (including those payable to L/C Issuers as described in Section 2.11); provided, however, Excluded Swap Obligations shall not be deemed Obligations. “Offer” has the meaning specified in the definition of the term “Permitted Loan Retirement”. “Other Applicable Indebtedness” has the meaning specified in Section 2.8(a). “Other Taxes” has the meaning specified in Section 2.17(c). “Outstanding Amount” means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any extension of a Letter of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of payments made by the L/C Issuer in respect of a Letter of Credit. “Parent” means, collectively, White Mountains Insurance Group, Ltd. and its controlled Affiliates. 36 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in letters patent and applications therefor. “PBGC” means the United States Pension Benefit Guaranty Corporation and any successor thereto. “Permit” means, with respect to any Group Member, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from any Governmental Authority that are material to, or otherwise required in any material respects by applicable Law for, the operation of its business as currently conducted. “Permitted Acquisition” means any Proposed Acquisition satisfying each of the following conditions: (a) except with respect to an acquisition in which the acquisition consideration is less than $7,500,000, (i) the Borrower shall have provided the Administrative Agent with a reasonably detailed description of such Proposed Acquisition at least ten days prior to the consummation of such Proposed Acquisition (or such later date as may be agreed by the Administrative Agent) and (ii) solely to the extent that they have been prepared for such Proposed Acquisition, have been made available to the Borrower on or prior to the closing of such Proposed Acquisition and have been reasonably requested by the Administrative Agent no less than eight days prior to the consummation of such Proposed Acquisition, the Administrative Agent shall have received copies of the acquisition agreement and related material Contractual Obligations to be executed in connection therewith and other diligence documents, in each case, (subject, in each case, to any confidentiality obligations imposed under the documentation governing the Proposed Acquisition); (b) the Proposed Acquisition Target is in the same line of business as Borrower and its Restricted Subsidiaries (or a business permitted by Section 8.8); (c) after giving effect to such Permitted Acquisition and any Indebtedness incurred, assumed or repaid in connection therewith and the use of the proceeds thereof, on a Pro Forma Basis, the Borrower’s Consolidated Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which Financial Statements have been delivered shall not exceed the greater of (x) 5.00:1.00 and (y) the then applicable maximum Consolidated Total Leverage Ratio covenant set forth under Section 5.1 as of the last day of the most recently ended Fiscal Quarter for which Financial Statements have been delivered; (d) [reserved]; (e) the Borrower and its Restricted Subsidiaries shall comply with all requirements of Section 7.10 with respect to any Restricted Subsidiary (and any assets of such Restricted Subsidiary) or assets acquired in such Proposed Acquisition, to the extent applicable, within the time periods specified therein; (f) in the case of any Proposed Acquisition for which the LTM EBITDA for the Proposed Acquisition Target is more than $3,000,000, the Required Lenders shall have received a quality of earnings report (to the extent such report has been prepared and is available to Borrower on or prior to the closing of such Proposed Acquisition); (g) after giving effect to such Proposed Acquisition on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing; and 37 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(h) the aggregate amount of such purchases and acquisitions made in Persons that do not become Loan Parties or, in the case of a purchase or acquisition of assets (other than Stock), not owned by a Loan Party, shall not exceed, after giving Pro Forma Effect to such purchase or acquisition, the greater of (i) $25,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; provided that (x) in the event that the Borrower or any Restricted Subsidiary makes one or more Investments pursuant to Section 8.3(d) in any Person that is or becomes a non-wholly-owned Restricted Subsidiary, and as a result of any subsequent Investment in such Person, such Person becomes a Loan Party, then all Investments in such Person made in reliance on Section 8.3(d) shall be deemed automatically at such time to no longer have been made in reliance on Section 8.3(d) but instead in reliance on Section 8.3(e)(iv) and (y) the limitation described in this clause (h) shall not apply to any acquisition or Investment to the extent (i) the consideration therefor is financed with the proceeds of sales of the Qualified Capital Stock of, or capital contributions in respect of Qualified Capital Stock to, the Borrower or any Restricted Subsidiary, in each case, that are not otherwise applied and other than (A) any Specified Equity Contribution, Cumulative Available Amount or Available Excluded Contribution Amount or (B) proceeds received from the sale of Qualified Capital Stock to, or contributions from, the Borrower or any Restricted Subsidiary and and/or (ii) the Person so acquired (or the Person owning the assets so acquired) becomes a Guarantor even though such Person is not otherwise required to become a Guarantor. Notwithstanding the foregoing, the Leo Acquisition shall be deemed to be a Permitted Acquisition. “Permitted Indebtedness” means any Indebtedness of any Group Member that is permitted by Section 8.1. “Permitted Investment” means any Investment of any Group Member that is permitted by Section 8.3. “Permitted Investors” means, collectively, Parent and each other direct or indirect holder of Stock or Stock Equivalents in Holdings on the Closing Date (after giving effect to the Acquisition). “Permitted Lien” means any Lien on or with respect to the property of any Group Member that is permitted by Section 8.2. “Permitted Loan Retirement” means any transaction pursuant to which the Borrower (a) purchases all or any portion of the Term Loans with cash of the Borrower and its Restricted Subsidiaries (other than the proceeds of any Revolving Loans), as certified by a Responsible Officer of the Borrower, pursuant to one or more offers on terms and conditions (including the form of notice thereof) reasonably agreed to by the Borrower and the Administrative Agent (each, an “Offer”) on a pro rata basis according to the principal amount of the Term Loans then held by the Term Loan Lenders and (b) substantially concurrent with such purchase, forgives all Indebtedness represented by such Term Loans purchased thereby as evidenced by a written instrument delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and made available to the Term Loan Lenders; provided, however, that (i) the Borrower shall have delivered a notice of each such Offer to the Administrative Agent and all Term Loan Lenders no later than noon (New York City time) at least five Business Days in advance of the proposed consummation date of such Offer in form and substance reasonably acceptable to the Administrative Agent, (ii) the aggregate principal amount of the Term Loans purchased and retired pursuant to such Offer shall be no less than $1,000,000 and (iii) both immediately prior to and after giving effect to such transaction, no Default or Event of Default shall have occurred or be continuing; provided, further, that any Permitted Loan Retirement may be consummated on a non-pro- rata basis. 38 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Permitted Refinancing” means Indebtedness incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend, defease, discharge, renew or replace Permitted Indebtedness that (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of such Permitted Indebtedness outstanding at the time of such refinancing or extension plus the amount of any premiums, make-whole amounts or penalties and accrued and unpaid interest paid thereon and fees (including any closing fees and original issue discount) and expenses, in each case associated with such refinancing, refunding, extension, defeasance, discharge, renewal or replacement, (b) has a Weighted Average Life to Maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of such Permitted Indebtedness (other than with respect of Permitted Indebtedness incurred in reliance on Section 8.1(c) and other than customary bridge loans with a maturity date of not longer than one year, provided that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (b)), (c) [reserved], (d) is not secured by any property or any Lien other than those securing such Permitted Indebtedness and (e) is otherwise on terms (but excluding terms relating to interest rate margin, fees, discounts, rate floors and optional prepayment, redemption or subordination) (i) no less favorable to the Group Members, taken as a whole, than those of such Permitted Indebtedness or (ii) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined by the Borrower); provided, however, that, notwithstanding the foregoing, (x) the terms of such Permitted Indebtedness may be modified as part of such Permitted Refinancing if such modification would have been permitted pursuant to Section 8.11 (to the extent applicable) and (y) no Guaranty Obligation for such Indebtedness shall constitute part of such Permitted Refinancing unless similar Guaranty Obligations with respect to such Permitted Indebtedness existed and constituted Permitted Indebtedness prior to such refinancing or extension. “Permitted Reinvestment” means, with respect to the Net Cash Proceeds of any Sale or Property Loss Event the acquisition, repair, replacement, improvement or construction of, to the extent otherwise permitted hereunder, property or other assets useful in the business of the Borrower or any of its Subsidiaries (including through any acquisition permitted by this Agreement, Capital Expenditure or the acquisition of any new programs) or, if such Property Loss Event involves loss or damage to property, to repair such loss or damage. “Permitted Seller Debt” shall mean unsecured Indebtedness (other than “earn-outs” and similar deferred consideration) of the Borrower or any of its Restricted Subsidiaries incurred in connection with, or as part of the consideration payable in respect of, any Permitted Acquisition or other acquisition of any Person that becomes a Restricted Subsidiary of the Borrower or of all or substantially all of the assets of another Person. “Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Governmental Authority. “Pro Forma Basis” and “Pro Forma Effect” means, with respect to any determination for any period and any Pro Forma Transaction, that such determination shall be made by giving pro forma effect to such Pro Forma Transaction in the manner contemplated in the definition of LTM EBITDA. “Pro Forma Transaction” means (x) any transaction consummated as part of the Acquisition, any Permitted Acquisition, any acquisition that is a Permitted Investment hereunder, any disposition of all or substantially all of the assets or Stock of any Subsidiary of the Borrower or the disposition of any business unit, line of business or division of the Borrower or any of its Subsidiaries or the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, in each case together with each other transaction relating or incidental thereto and consummated in connection therewith and including the 39 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

incurrence, assumption or repayment of Indebtedness in connection therewith, and (y) to the extent required to be determined on a Pro Forma Basis other than by Section 1.3(b), any incurrence or repayment of Indebtedness. “Proceeding” means any action, litigation, suits, arbitration, claim, demand, mediation, investigation, audit, charge, inquiry or similar proceeding. “Projections” means any document delivered pursuant to Section 6.1(e). “Property Loss Event” means, with respect to any property, any loss of or damage to such property or any taking of such property or condemnation thereof. “Proposed Acquisition” means a purchase or acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, a facility or Stock in a Person that, upon the consummation thereof, will be a Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation) or, in the case of a purchase or acquisition of assets (other than Stock), will be owned by the Borrower or a Restricted Subsidiary of the Borrower. “Proposed Acquisition Target” means any Person or any brand, line of business, division, branch, operating division or other unit operation of any Person. “Pro Rata Outstandings”, of any Lender at any time, means (a) in the case of the Term Loan Facility, the outstanding principal amount of the Term Loans owing to such Lender and (c) in the case of the Revolving Credit Facility, the sum of (i) the outstanding principal amount of Revolving Loans owing to such Lender and (ii) the amount of the participation of such Lender in the L/C Obligations outstanding with respect to all Letters of Credit. “Pro Rata Share” means, with respect to any Lender and any Facility or Facilities at any time, the percentage obtained by dividing (a) the sum of the Commitments (or, if such Commitments in any such Facility are terminated, the Pro Rata Outstandings therein) of such Lender then in effect under such Facilities by (b) the sum of the Commitments (or, if such Commitments in any such Facility are terminated, the Pro Rata Outstandings therein) of all Lenders then in effect under such Facilities; provided, however, that, if there are no Commitments and no Pro Rata Outstandings in any of such Facilities, such Lender’s Pro Rata Share in such Facilities shall be determined based on the Pro Rata Share in such Facilities most recently in effect, after giving effect to any subsequent assignment and any subsequent non-pro rata payments of any Lender pursuant to Section 2.18. For the purposes of Section 2.19(e), Pro Rata Share for any Term Loan Lender means a percentage of the proposed Incremental Term Loans equal to a percentage thereof equal to a fraction, the numerator of which is the principal amount of the Term Loans held by such Term Loan Lender at the time the notice of the Incremental Term Loans is issued by the Borrower and the denominator is the aggregate outstanding amount of the Term Loans at such time. “Qualified Capital Stock” means Stock that is not Disqualified Stock. “Qualifying IPO” means the issuance by Holdings or any direct or indirect parent thereof of its common Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (whether alone or in connection with a secondary public offering). “Refinanced Loans” has the meaning specified in Section 11.1(d). 40 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Refinancing” means the repayment in full of all principal of and accrued and unpaid interest on all outstanding loans under the Existing Credit Agreement, and all accrued and unpaid fees and other amounts outstanding under the Existing Credit Agreement and the termination, discharge and release of all commitments, Guaranty Obligations and Liens existing in connection with the Existing Credit Agreement. “Refunding Capital Stock” has the meaning specified in Section 8.5(k). “Register” has the meaning specified in Section 2.14(b). “Reinvestment Prepayment Amount” means, with respect to any Net Cash Proceeds on the Reinvestment Prepayment Date therefor, the amount of such Net Cash Proceeds less any amount paid or required to be paid by any Group Member to make Permitted Reinvestments with such Net Cash Proceeds pursuant to a Contractual Obligation entered into prior to such Reinvestment Prepayment Date with any Person that is not an Affiliate of the Borrower. “Reinvestment Prepayment Date” means, with respect to any portion of any Net Cash Proceeds of any Sale or Property Loss Event, the earliest of (a) the 365th day after the completion of the portion of such Sale or Property Loss Event corresponding to such Net Cash Proceeds, or, to the extent the Borrower or any Subsidiary shall have entered into a binding commitment to make Permitted Reinvestments with such Net Cash Proceeds within such 365-day period, the 180th day following the entering into of such commitment and (b) the date that is 5 Business Days after the date on which the Borrower shall have notified the Administrative Agent of the Borrower’s determination not to make Permitted Reinvestments with such Net Cash Proceeds. “Related Person” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article III) and other consultants and agents of or to such Person or any of its Affiliates, together with, if such Person is the Administrative Agent, each other Person or individual designated, nominated or otherwise mandated by or helping the Administrative Agent pursuant to and in accordance with Section 10.4 or any comparable provision of any Loan Document. “Related Transactions” means, collectively, the consummation of the Acquisition, the consummation of the Equity Contribution, the consummation of the Leo Acquisition and the Transactions. “Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment. “Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) prevent or minimize any Release so that a Hazardous Material does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care with respect to any Hazardous Material. “Renewal Rights Agreement” means the Renewal Rights, Assignment and Amendment Agreement dated as of September 1, 2016 and amended as of March 31, 2018, among the Borrower, Care 41 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Providers Insurance Services, LLC, American Collectors Insurance, LLC, AIG, and National Union Fire Insurance Company of Pittsburgh, PA. “Replacement Loans” has the meaning specified in Section 11.1(d). “Repricing Transaction” means (a) any prepayment or repayment of the Initial Term Loans or Delayed-Draw Term Loans with the proceeds of, or any conversion of the Initial Term Loans or Delayed- Draw Term Loans into, any new or replacement tranche of term loans (including any Replacement Loans) bearing interest at All-In Yield less than All-In Yield applicable to the Initial Term Loans or Delayed- Draw Term Loans (determined consistent with generally accepted financial practice) and (b) any amendment to the Term Loan Facility that directly or indirectly reduces the All-In Yield applicable to the Initial Term Loans or Delayed-Draw Term Loans; provided that the primary purpose of such prepayment, repayment, conversion or amendment was to reduce the All-In Yield applicable to such Initial Term Loans or Delayed-Draw Term Loans; provided, further, that in no event shall any prepayments, repayments, conversions or amendments in connection with (i) a Qualifying IPO, (ii) a Change of Control or (iii) a material acquisition that is not a Permitted Acquisition constitute a Repricing Transaction. “Required Lenders” means, at any time, Lenders having at such time in excess of 50% of the sum of the aggregate (a) Revolving Credit Commitments, the sum of the amounts of the participations in Swingline Loans, the principal amount of unparticipated portions of the Swingline Loans and the Pro Rata Outstandings in the Revolving Credit Facility and (b) Term Loan Commitments and the Pro Rata Outstandings in the Term Loan Facility then in effect, ignoring, in such calculation, the amounts held by any Defaulting Lender. “Required Revolving Lenders” means, at any time, Lenders having at such time in excess of 50% of the sum of the aggregate Revolving Credit Commitments, the sum of the amounts of the participations in Swingline Loans, the principal amount of unparticipated portions of the Swingline Loans and the Pro Rata Outstandings in the Revolving Credit Facility then in effect, ignoring, in such calculation, the amounts held by any Defaulting Lender. “Required Term Loan Lenders” means, at any time, Lenders having at such time in excess of 50% of the aggregate Term Loan Commitments and the Pro Rata Outstandings in the Term Loan Facility then in effect, ignoring, in such calculation, the Commitments and Pro Rata Outstandings of any Defaulting Lender. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” means, with respect to any Person, any of the president, chief executive officer, treasurer, assistant treasurer, controller, managing member or general partner of such Person but, in any event, with respect to financial matters, any such officer that is responsible for preparing the Financial Statements and, with respect to documents delivered on the Closing Date and documents delivered pursuant to Section 7.10, the secretary or assistant secretary of such Person or any other officer responsible for maintaining the corporate and similar records of such Person. “Restricted Debt Payments” has the meaning specified in Section 8.6. 42 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Restricted Payment” means (a) any dividend, return of capital or distribution, whether direct or indirect (including through the use of Hedging Agreements, the making, repayment, cancellation or forgiveness of Indebtedness and similar Contractual Obligations) and whether in cash, Securities or other property, in each case, on account of any Stock or Stock Equivalent of Holdings, the Borrower or any of its Restricted Subsidiaries, in each case now or hereafter outstanding, including with respect to a claim for rescission of a Sale of such Stock or Stock Equivalent and (b) any redemption, retirement, termination, defeasance, cancellation, purchase or other acquisition for value, whether direct or indirect (including through the use of Hedging Agreements, the making, repayment, cancellation or forgiveness of Indebtedness and similar Contractual Obligations), of any Stock or Stock Equivalent of any Group Member or of any direct or indirect parent entity of the Borrower, now or hereafter outstanding, and any payment or other transfer setting aside funds for any such redemption, retirement, termination, cancellation, purchase or other acquisition, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise; provided that any Investment permitted under Section 8.3 shall be deemed not to be a Restricted Payment. “Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary. “Revolving Commitment Fee Rate” means (a) with respect to the initial Revolving Credit Commitments, (i) from the Closing Date until the third Business Day following the date of the delivery of the financial statements pursuant to Section 6.1(b) for the Fiscal Quarter ending June 30, 2018, 0.50% per annum and (ii) thereafter, as set forth in the table below, from and after the third Business Day after the date on which the Administrative Agent shall have received the applicable financial statements pursuant to Section 6.1(b) or 6.1(c) and the Compliance Certificate pursuant to Section 6.1(d) calculating the Consolidated Total Leverage Ratio with respect to the period of four consecutive Fiscal Quarters ended on the last day of such Fiscal Quarter and (b) with respect to Revolving Credit Commitments of any other tranche, the rate per annum specified in the Incremental Amendment, the Extension/Modification Amendment, as the case may be, establishing Commitments of such tranche. Pricing Level Consolidated Total Leverage Ratio Revolving Commitment Fee Rate I > 3.50:1.00 0.50% II ≤ 3.50:1.00 0.375% At any time the Borrower has not submitted to the Administrative Agent the applicable financial statements as and when required under Section 6.1(b) and 6.1(c) and the Compliance Certificate as and when required under Section 6.1(d), the Revolving Commitment Fee Rate shall be determined based on the rates set forth in Pricing Level I. Within one Business Day of receipt of the applicable information under Section 6.1(b), 6.1(c) and 6.1(d), the Administrative Agent shall give the Borrower and each Revolving Lender facsimile or telephonic notice (confirmed in writing) of the Revolving Commitment Fee Rate in effect from such date. In the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1(b), 6.1(c) or 6.1(d) is determined to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Revolving Commitment Fee Rate for any Applicable Period than the Revolving Commitment Fee Rate applied for such Applicable Period, then, if such determination of inaccuracy occurs prior to the repayment in full of the Loans and termination of the Commitments, (x) the Borrower shall as promptly as reasonably practicable following such determination deliver to the Administrative Agent correct financial statements and the related Compliance Certificate required by Section 6.1(b), 6.1(c) and 6.1(d) for such Applicable Period, (y) the Revolving Commitment Fee Rate for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio were 43 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

determined based on the amounts set forth in such correct financial statements and certificate and (z) the Borrower shall promptly (and in any event within ten Business Days) following delivery of such corrected financial statements and certificate pay to the Administrative Agent the accrued additional interest owing as a result of such increased Revolving Commitment Fee Rate for such Applicable Period. “Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Revolving Credit Commitment”, as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Revolving Credit Commitments on the date hereof equals $10,000,000. Incremental Revolving Credit Commitments shall constitute Revolving Credit Commitments. “Revolving Credit Facility” means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans, Swingline Loans and Letters of Credit. “Revolving Credit Lender” means each Lender that has a Revolving Credit Commitment, holds a Revolving Loan or participates in any Swingline Loan or Letter of Credit. “Revolving Credit Obligations” means all Obligations arising (a) under or with respect to the Revolving Credit Facility and (b) under any Secured Hedging Agreement that is provided by the Administrative Agent or any Affiliate thereof or by a Revolving Credit Lender. “Revolving Credit Outstandings” means, at any time, the sum of, in each case to the extent outstanding at such time, (a) the aggregate principal amount of the Revolving Loans and Swingline Loans and (b) the L/C Obligations for all Letters of Credit. “Revolving Credit Termination Date” shall mean the earliest of (a) the Scheduled Revolving Credit Termination Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.5 or 9.2 and (c) the date on which the Obligations become due and payable pursuant to Section 9.2. “Revolving Creditor” means each Revolving Credit Lender, the Swingline Lender, each L/C Issuer, and to the extent its claims arises in connection with the Revolving Credit Facility, each other Indemnitee and holder of a Revolving Credit Obligation of a Loan Party, including Secured Hedging Counterparties. “Revolving Loan” has the meaning specified in Section 2.1(a). “S&P” means Standard & Poor’s Rating Services. “Sale and Leaseback Transaction” means, with respect to any Person (the “obligor”), any Contractual Obligation or other arrangement with any other Person (the “counterparty”) consisting of a lease by such obligor of any property that, directly or indirectly, has been or is to be Sold by the obligor to such counterparty or to any other Person to whom funds have been advanced by such counterparty based on a Lien on, or an assignment of, such property or any obligations of such obligor under such lease. “Scheduled Maturity Date” means the later of the Scheduled Revolving Credit Termination Date, the Term Loan Maturity Date and each Incremental Term Loan Maturity Date. “Scheduled Revolving Credit Termination Date” means May 11, 2023. 44 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Screen Rate” has the meaning specified in the definition of “Eurodollar Base Rate”. “Secured Hedging Agreement” means any Hedging Agreement that (a) has been entered into with a Secured Hedging Counterparty, (b) in the case of a Hedging Agreement not entered into with or provided or arranged by the Administrative Agent or an Affiliate of the Administrative Agent, is expressly identified as being a “Secured Hedging Agreement” hereunder in a joint notice from such Loan Party and such Person delivered to the Administrative Agent reasonably promptly after the execution of such Hedging Agreement and (c) meets the requirements of Section 8.1(f). “Secured Hedging Counterparty” means each counterparty to a Secured Hedging Agreement with a Loan Party the obligations under which constitute Obligations, provided that any counterparty to a Hedging Agreement that has been designated to the Administrative Agent in writing by the Borrower as being a Secured Hedging Agreement for the purposes of the Loan Documents shall be deemed (a) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (b) to agree to be bound by the provisions of Article 10, Section 11.3, Section 11.13, Section 11.14 and Section 11.15 and any Acceptable Intercreditor Agreement as if it were a Lender. “Secured Parties” means the Lenders, the L/C Issuers, the Administrative Agent, any Secured Hedging Counterparty, each provider of Banking Services to any Loan Party the obligations under which constitute Banking Services Obligations, each other Indemnitee and any other holder of any Obligation of any Loan Party. “Security” means all Stock, Stock Equivalents, voting trust certificates, bonds, debentures, instruments and other evidence of Indebtedness, whether or not secured, convertible or subordinated, all certificates of interest, share or participation in, all certificates for the acquisition of, and all warrants, options and other rights to acquire, any Security. “Sell” means, with respect to any property, to sell, convey, transfer, assign, license (as licensor), lease (as lessor) or otherwise dispose of, any interest therein or to permit any Person to acquire any such interest, including, in each case, through a Sale and Leaseback Transaction or through a sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable. Conjugated forms thereof and the noun “Sale” have correlative meanings. “Sellers” has the meaning specified in the Acquisition Agreement. “Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 8.8 if the references to “Group Member” and “Restricted Subsidiaries” in Section 8.8 were read to refer to such Person. “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Acquisition” has the meaning specified in Section 5.1(b). “Specified Equity Contribution” has the meaning specified in Section 5.2. 45 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Specified Representations” means those representations and warranties made by the Loan Parties on the Closing Date (as a condition precedent pursuant to Section 3.1) in Sections 4.2(a)(i), 4.2(a)(ii)(A), 4.2(b), 4.6, 4.9, 4.11, 4.18 (solely as it relates to use of proceeds) and 4.19 (solely as it relates to use of proceeds) hereof and Section 4.2 of the Guaranty and Security Agreement ((i) only with respect to Collateral Documents required to be delivered on the Closing Date pursuant to Section 3.1 and (ii) subject to any Permitted Liens). “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to the Administrative Agent. “Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, limited liability company interests or units, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting. “Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable. “Subordinated Debt” means any Indebtedness that is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder, the subordination terms thereof being reasonably satisfactory to the Administrative Agent. “Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person. “Swap Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or any Affiliate of a Lender). “Substitute Lender” has the meaning specified in Section 2.18(a). “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “SWDA” means the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.). “Swingline Commitment” means $1,500,000. “Swingline Lender” means, each in its capacity as Swingline Lender hereunder, Lake Forest Bank or, upon the resignation of Lake Forest Bank as a Revolving Credit Lender hereunder, any Lender (or Affiliate or Approved Fund of any Lender) that agrees, with the reasonable consent of the 46 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Administrative Agent (or, if there is no such successor Administrative Agent, the Required Lenders) and the Borrower, to act as the Swingline Lender hereunder. “Swingline Request” has the meaning specified in Section 2.3(b). “Swingline Loan” has the meaning specified in Section 2.3(a). “Tax Affiliate” means, Holdings, the Borrower and its Subsidiaries. “Tax Returns” has the meaning specified in Section 4.8. “Taxes” has the meaning specified in Section 2.17(a). “Term Creditor” means each Term Loan Lender, each other holder of a Term Loan Obligation and, to the extent its claims arise in connection with the Term Loan Facility, each other Indemnitee. “Term Loan Commitment” means, with respect to each Term Loan Lender, its Initial Term Loan Commitment, Delayed-Draw Term Loan Commitment, Incremental Term Loan Commitment and Extended/Modified Term Commitment. “Term Loan Facility” means the Initial Term Loan Facility, the Delayed-Draw Term Loan Facility, the Incremental Term Loan Facility and the Extended/Modified Facility in respect of Extended/Modified Term Loans. “Term Loan Lender” means each Lender that has a Term Loan Commitment or that holds a Term Loan. “Term Loan Maturity Date” means May 11, 2024. “Termination Date” means the means the first date on which (A) the Commitments have expired or terminated, (B) all Loans, all L/C Reimbursement Obligations and all other Obligations (including Obligations arising under Secured Hedging Agreements) that the Administrative Agent has been notified in writing are then due and payable by the holder of such Obligation have been paid and satisfied in full and (C) cash collateral with respect to all contingent Obligations has been deposited (or, in the case of any L/C Obligation, a back-up letter of credit has been issued and delivered to the Administrative Agent, or in the case of contingent Obligations arising under Secured Hedging Agreements, any other arrangements satisfactory to the applicable Secured Hedging Counterparty shall have been made) in amounts and on terms and conditions and with parties satisfactory to the Administrative Agent (or, in the case of contingent Obligations arising under Secured Hedging Agreements, satisfactory to the applicable Secured Hedging Counterparty). “Term Loan Obligations” means all Obligations arising (a) under or in respect of the Initial Term Loan Facility, the Delayed-Draw Term Loan Facility, the Incremental Term Loan Facility and the Extended/Modified Facility in respect of Extended/Modified Term Loans, and (b) under any Secured Hedging Agreement that are not Revolving Credit Obligations. “Term Loans” means the Initial Term Loans, the Delayed-Draw Term Loans, the Incremental Term Loans and the Extended/Modified Term Loans. 47 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

“Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in trade secrets. “Trailing EBITDA” means, as of any date of determination, LTM EBITDA of the Borrower and its Restricted Subsidiaries for the four consecutive Fiscal Quarters most recently ended prior to such date for which financial statements and corresponding Compliance Certificates have been delivered (or were required to have been delivered) pursuant to Section 6.1(b) or 6.1(c) (or, in the case of a determination date that occurs prior to the first such delivery pursuant to such Section, for the four consecutive fiscal quarters ended as of March 31, 2018). “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Related Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Transactions” means, collectively, (a) the Refinancing, (b) the funding of the Initial Term Loans on the Closing Date, (c) the funding of the Initial Revolving Borrowing on the Closing Date, (d) the consummation of any other transactions in connection with the foregoing and (e) the payment of the fees and expenses incurred in connection with any of the foregoing. “Transfer” has the meaning specified in Section 11.2(b). “Treasury Capital Stock” has the meaning specified in Section 8.5(k). “UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York. “United States” means the United States of America. “Unused Commitment Fee” has the meaning specified in Section 2.11(a). “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 7.14 subsequent to the date hereof, in each case, until such Person ceases to be an Unrestricted Subsidiary of the Borrower in accordance with Section 7.14 or ceases to be a Subsidiary of the Borrower. “U.S. Lender Party” means each of the Administrative Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is a Domestic Person. “Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person 48 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the occurrence of any contingency). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended (the “Applicable Indebtedness”), the effects of any prepayments made on such Applicable Indebtedness prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded. “Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person, all of the Stock of which (other than nominal holdings and director’s qualifying shares) is owned by such Person, either directly or through one or more Wholly Owned Subsidiaries of such Person. “Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. “Working Capital” means, for any Person at any date, its Consolidated Current Assets at such date minus its Consolidated Current Liabilities at such date. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. “Yield Differential” has the meaning specified in Section 2.19(c)(v). Section 1.2 UCC Terms. The following terms have the meanings given to them in the applicable UCC: “commodity account”, “commodity contract”, “commodity intermediary”, “deposit account”, “entitlement holder”, “entitlement order”, “equipment”, “financial asset”, “general intangible”, “goods”, “instruments”, “inventory”, “securities account”, “securities intermediary” and “security entitlement”. Section 1.3 Accounting Terms and Principles. (a) GAAP. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any Financial Statement hereafter adopted by Holdings shall be given effect if such change would affect a calculation that measures compliance with any provision of Article V or VIII unless the Borrower, the Administrative Agent and the Required Lenders agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all Financial Statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, (i) Capitalized Lease Obligations shall be excluded for purposes of any restriction, basket, covenant or carve-out, in each case, to the extent such Capitalized Lease Obligations would have been characterized as operating leases in accordance with GAAP as of the Closing Date, but shall instead be treated as operating leases, (ii) all terms of an accounting nature used 49 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (A) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein, and (B) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Pro Forma. All components of financial calculations made to determine compliance with Sections 5.1 shall be adjusted on a Pro Forma Basis to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Pro Forma Transaction consummated after the first day of the applicable period of determination and prior to the end of such period or such date of calculation, as determined in good faith by the Borrower based on assumptions expressed therein and that the Borrower believes at the time are reasonable based on the information available to the Borrower at the time of preparation of the Compliance Certificate setting forth such calculations. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article V and Article VIII shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary of any Loan Party at “fair value.” (c) Limited Condition Acquisitions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio in connection with incurrence of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the making of a Restricted Payment or the repayment of Indebtedness, (ii) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred (other than an Event of Default under Section 9.1(a) or 9.1(d)), is continuing or would result therefrom, (iii) determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein or (iv) the satisfaction of all other conditions precedent to the incurrence with of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, the making of a Restricted Payment or the repayment of Indebtedness, in each case in connection with a Limited Condition Acquisition, the date of determination of such ratio, determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or satisfaction of any other condition shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other related transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) such ratios and other provisions are calculated as if such Limited Condition Acquisition or other transactions had occurred at the beginning of the most recent period of four consecutive Fiscal Quarters ending prior to the LCA Test Date for which financial statements are available, the Borrower could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default under Section 9.1(a) or 9.1(d) shall be continuing on the date such Limited Condition Acquisition is consummated. For the avoidance of doubt, (i) if any of such ratios or other provisions are exceeded or breached as a result of 50 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

fluctuations in such ratio (including due to fluctuations in LTM EBITDA) or other provisions at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Acquisition or related transactions in connection therewith, unless on such date an Event of Default under Section 9.1(a) or 9.1(d) shall have occurred and be continuing. Notwithstanding anything herein to the contrary, in the event that the Borrower makes an LCA Election as described above, following such election and until the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated, subject to the proviso below, all subsequent calculations of any ratios under this Agreement in connection with incurrence of Indebtedness, the creation of Liens, the making of any Sale, the making of an Investment, the designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, the making of a Restricted Payment or the repayment of Indebtedness (and for the avoidance of doubt, excluding with respect to the calculation of any covenant in Section 5.1) shall be (x) calculated on a pro forma basis assuming such Limited Condition Acquisition and other pro forma events in connection therewith (including any incurrence of Indebtedness) have been consummated and (y) calculated on a pro forma basis assuming such Limited Condition Acquisition and other pro forma events in connection therewith (including any incurrence of Indebtedness) have not been consummated (and for the avoidance of doubt, must satisfy both clauses (x) and (y)). Section 1.4 Payments. The Administrative Agent may set up standards and procedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by any Loan Party or any L/C Issuer. Any such determination or redetermination by the Administrative Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Secured Party or Loan Party and no other currency conversion shall change or release any obligation of any Loan Party or of any Secured Party (other than the Administrative Agent and its Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted. The Administrative Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds. Section 1.5 Interpretation. (a) Certain Terms. Except as set forth in any Loan Document, all accounting terms not specifically defined herein shall be construed in accordance with GAAP (except for the term “property”, which shall be interpreted as broadly as possible, including, in any case, cash, Securities, other assets, rights under Contractual Obligations and Permits and any right or interest in any property). The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole. In the computation of periods of time from a specified date to a later specified date in any Loan Document, the terms “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” In any other case, the term “including” when used in any Loan Document means “including without limitation.” The term “documents” means all writings, however evidenced and whether in physical or electronic form, including all documents, instruments, agreements, notices, demands, certificates, forms, financial statements, opinions and reports. The term “incur” means incur, create, make, issue, assume or otherwise become directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, and the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings. It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Contractual Obligation, Investment, Sale and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Contractual 51 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Obligation, Investment, Sale and/or Affiliate transaction under Section 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.9 or 8.10, respectively, but may instead be permitted in part under any combination thereof. (b) Certain References. Unless otherwise expressly indicated, references (i) in this Agreement to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit or Schedule to, or Article, Section or clause in, this Agreement and (ii) in any Loan Document, to (A) any agreement shall include all exhibits, schedules, appendixes and annexes to such agreement and, unless the prior consent of any Secured Party required therefor is not obtained, any modification, amendment or restatement to any term of such agreement, (B) any statute shall be to such statute as modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative and (C) any time of day shall be a reference to New York time. Titles of articles, sections, clauses, exhibits, schedules and annexes contained in any Loan Document are without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. Unless otherwise expressly indicated, the meaning of any term defined (including by reference) in any Loan Document shall be equally applicable to both the singular and plural forms of such term. (c) Laws. References to any statute or regulation may be made by using either the common or public name thereof or a specific citation reference and are to be construed as including all statutory and regulatory provisions relating thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation. (d) Certain Calculations and Tests. (i) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test, such financial ratio or test shall be calculated at the time such action is taken (subject to Section 1.3 above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after such calculation. (ii) Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio (any such amount, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) any Fixed Amount shall be disregarded in the calculation of the financial ratio applicable to the relevant Incurrence-Based Amount and (ii) pro forma effect shall be given to the entire transaction. (iii) The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Section 8.2. Section 1.6 Currency Equivalents Generally. (a) Any amount specified in this Agreement (other than in Article II, or as set forth in clause (b) of this Section, or as expressly provided for in Article VIII) or any of the other Loan 52 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Documents to be in Dollars shall also include the Dollar Equivalent of such amount in any currency other than Dollars. (b) For purposes of determining compliance under Sections 5.1, and for calculating any financial ratio set forth in this Agreement or any other Loan Document, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Borrower’s Financial Statements delivered pursuant to Section 4.4(a). Section 1.7 Effectuation of Transactions. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Related Transactions, unless the context otherwise requires. ARTICLE 2 THE FACILITIES Section 2.1 The Commitments. (a) Revolving Credit Commitments. On the terms and subject to the conditions contained in this Agreement, each Revolving Credit Lender severally, but not jointly, agrees to make loans in Dollars to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date (the loans borrowed under this Section 2.1(a), including any Incremental Revolving Loans and any Extended/Modified Revolving Loans, the “Revolving Loans”, and each a “Revolving Loan”) in an aggregate principal amount at any time outstanding for all such loans by such Lender not to exceed such Lender’s Revolving Credit Commitment; provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan in excess of such Lender’s Pro Rata Share of the amount by which the then effective Revolving Credit Commitments exceeds the aggregate Revolving Credit Outstandings at such time. Within the limits set forth in the first sentence of this clause (a), amounts of Revolving Loans repaid may be reborrowed under this Section 2.1. No Revolving Loans will be made on the Closing Date other than the Initial Revolving Borrowings. (b) Initial Term Loan Commitments. On the terms and subject to the conditions contained in this Agreement, each Initial Term Loan Lender severally, but not jointly, agrees to make loans (the “Initial Term Loans”) in Dollars to the Borrower on the Closing Date, in an amount not to exceed such Lender’s Initial Term Loan Commitment. Amounts of Initial Term Loans repaid may not be reborrowed. (c) Delayed-Draw Term Loan Commitments. Subject to the terms and conditions hereof, each Delayed-Draw Term Loan Lender agrees to make available to Borrower from time to time beginning one Business Day after the Closing Date until the Delayed-Draw Commitment Termination Date loans (the “Delayed-Draw Term Loans”) in an aggregate amount not to exceed such Lender’s Delayed-Draw Term Loan Commitment. The obligations of each Delayed-Draw Term Loan Lender hereunder shall be several and not joint. Amounts of Delayed-Draw Term Loans repaid may not be reborrowed. Such Delayed-Draw Term Loans shall be added to (and constitute a part of, be of the same tranche and have the same Interest Period as) the Initial Term Loans; it being acknowledged that the application of this clause (c) may result in the Delayed-Draw Term Loans having an Interest Period (the duration of which may be less than one month) that begins during an Interest Period then applicable to outstanding Initial Term Loans and which ends on the last day of such Interest Period. Section 2.2 Borrowing Procedures. (a) Notice From the Borrower. Each Borrowing shall be made on notice given by the Borrower to the Administrative Agent not later than (i) 11:00 a.m. (New York time) on the first Business Day prior to the proposed Borrowing, in the case of a Borrowing 53 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

of Base Rate Loans and (ii) 1:00 p.m. (New York time) on the third Business Day prior to the date of the proposed Borrowing, in the case of a Borrowing of Eurodollar Rate Loans (or 12:00 p.m. (New York time) on the first Business Day prior to the date of the proposed Borrowing, in the case of a Borrowing of Eurodollar Rate Loans to be made on the Closing Date); provided that such notices may be conditioned on the occurrence of the Closing Date or on the occurrence of any other transaction utilizing such Loans. Each such notice may be made in a writing substantially in the form of Exhibit C (a “Notice of Borrowing”) duly completed or by telephone if confirmed promptly, but in any event within one Business Day and prior to such Borrowing, with such a Notice of Borrowing. Loans shall be made as Base Rate Loans unless, outside of a suspension period pursuant to Section 2.15, the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans. Each Borrowing shall be in an aggregate amount that is an integral multiple of $100,000. (b) Notice to Each Lender. The Administrative Agent shall give to each Lender prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, prompt notice of the applicable interest rate. Each Lender shall, before 11:00 a.m. on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 11.11, such Lender’s Pro Rata Share of such proposed Borrowing. Upon fulfillment or due waiver (i) on the Closing Date, of the applicable conditions set forth in Section 3.1 and (ii) any time thereafter, of the applicable conditions set forth in Section 3.2, the Administrative Agent shall make available to the Borrower the Initial Term Loans or any Revolving Loan, as applicable. Upon fulfillment or due waiver on the Delayed-Draw Effective Date of the applicable conditions set forth in the relevant provisions of Section 3.4, the Administrative Agent shall make available to the Borrower the Delayed-Draw Term Loans. (c) Non-Funding of Loans. Unless the Administrative Agent shall have received notice from any Lender prior to the date such Lender is required to make any payment hereunder with respect to any Loan or any participation in any Swingline Loan or Letter of Credit that such Lender will not make such payment (or any portion thereof) available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such payment available to the Administrative Agent on the date such payment is required to be made in accordance with this Article II and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. The Borrower agrees to repay to the Administrative Agent on demand such amount (until repaid by such Lender) with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the interest rate applicable to the Obligation that would have been created when the Administrative Agent made available such amount to the Borrower had such Lender made a corresponding payment available; provided, however, that such payment shall not relieve such Lender of any obligation it may have to the Borrower, the Swingline Lender or any L/C Issuer. In addition, any Lender that shall not have made available to the Administrative Agent any portion of any payment described above shall be deemed to be a Defaulting Lender and agrees to pay such amount to the Administrative Agent on demand together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate for the first Business Day and thereafter (i) in the case of a payment in respect of a Loan, at the interest rate applicable at the time to such Loan and (ii) otherwise, at the interest rate applicable to Base Rate Loans under the Revolving Credit Facility. Such repayment shall then constitute the funding of the corresponding Loan (including any Loan deemed to have been made hereunder with such payment) or participation. The existence of any Defaulting Lender shall not relieve any other Lender of its obligations under any Loan Document, but no other Lender shall be responsible for the failure of any Defaulting Lender to make any payment required under any Loan Document. 54 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 2.3 Swingline Loans. (a) Availability. On the terms and subject to the conditions contained in this Agreement, the Swingline Lender shall make loans in Dollars (each a “Swingline Loan”) available to the Borrower under the Revolving Credit Facility from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding not to exceed its Swingline Commitment; provided, however, that the Swingline Lender may not make any Swingline Loan (x) to the extent that after giving effect to such Swingline Loan, the aggregate Revolving Credit Outstandings would exceed the Revolving Credit Commitments and (y) in the period commencing on the first Business Day after it receives notice from the Administrative Agent that one or more of the conditions precedent contained in Section 3.2 are not satisfied and ending when such conditions are satisfied or duly waived. In connection with the making of any Swingline Loan, the Swingline Lender may but shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived. Each Swingline Loan shall be a Base Rate Loan and must be repaid in full on the earliest of (i) the funding date of any Borrowing of Revolving Loans and (ii) the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swingline Loans repaid may be reborrowed under this clause (a). (b) Borrowing Procedures. In order to request a Swingline Loan, the Borrower shall give to the Administrative Agent a notice to be received not later than 1:00 p.m. on the day of the proposed borrowing, which may be made in a writing substantially in the form of Exhibit D duly completed (a “Swingline Request”) or by telephone if confirmed promptly but, in any event, prior to such borrowing, with such a Swingline Request. In addition, if any Notice of Borrowing requests a Borrowing of Base Rate Loans, the Swingline Lender may, notwithstanding anything else to the contrary in Section 2.2, make a Swingline Loan available to the Borrower in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swingline Loan. The Administrative Agent shall promptly notify the Swingline Lender of the details of the requested Swingline Loan. Upon receipt of such notice and subject to the terms of this Agreement, the Swingline Lender may make a Swingline Loan available to the Borrower by making the proceeds thereof available to the Administrative Agent and, in turn, the Administrative Agent shall make such proceeds available to the Borrower on the date set forth in the relevant Swingline Request. (c) Refinancing Swingline Loans. The Swingline Lender may at any time forward a demand to the Administrative Agent (which the Administrative Agent shall, upon receipt, forward to each Revolving Credit Lender) that each Revolving Credit Lender pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender’s Pro Rata Share of all or a portion of the outstanding Swingline Loans. Each Revolving Credit Lender shall pay such Pro Rata Share to the Administrative Agent for the account of the Swingline Lender. Upon receipt by the Administrative Agent of such payment (other than during the continuation of any Event of Default under Section 9.1(d)), such Revolving Credit Lender shall be deemed to have made a Revolving Loan to the Borrower, which, upon receipt of such payment by the Swingline Lender from the Administrative Agent, the Borrower shall be deemed to have used in whole to refinance such Swingline Loan. In addition, regardless of whether any such demand is made, upon the occurrence of any Event of Default under Section 9.1(d), each Revolving Credit Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in each Swingline Loan in an amount equal to such Lender’s Pro Rata Share of such Swingline Loan. If any payment made by any Revolving Credit Lender as a result of any such demand is not deemed a Revolving Loan, such payment shall be deemed a funding by such Lender of such participation. Such participation shall not be otherwise required to be funded. Upon receipt by the Swingline Lender of any payment from any Revolving Credit Lender pursuant to this clause (c) with respect to any portion of any Swingline Loan, the Swingline Lender shall promptly pay over to such Revolving Credit Lender all payments of principal (to the extent received after such payment by such 55 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lender) and interest (to the extent accrued with respect to periods after such payment) received by the Swingline Lender with respect to such portion. (d) Obligation to Fund Absolute. Each Revolving Credit Lender’s obligations pursuant to clause (c) above shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, any Affiliate thereof or any other Person may have against the Swingline Lender, any other Secured Party or any other Person, (B) the failure of any condition precedent set forth in Section 3.2 to be satisfied or the failure of the Borrower to deliver any notice set forth in Section 2.2(a) (each of which requirements the Revolving Credit Lenders hereby irrevocably waive) and (C) any adverse change in the condition (financial or otherwise) of any Loan Party. Section 2.4 Letters of Credit. (a) Commitment and Conditions. On the terms and subject to the conditions contained herein, each L/C Issuer agrees to Issue, at the request of the Borrower, in accordance with such L/C Issuer’s usual and customary business practices, and for the account of the Borrower (or, as long as the Borrower remains responsible for the payment in full of all amounts drawn thereunder and related fees, costs and expenses, for the account of any Group Member), Letters of Credit (denominated in Dollars) from time to time on any Business Day during the period from the Closing Date through the earlier of the Revolving Credit Termination Date and five (5) days prior to the Scheduled Revolving Credit Termination Date; provided, however, that such L/C Issuer shall not be under any obligation to Issue any Letter of Credit upon the occurrence of any of the following: (i) after giving effect to such Issuance, (A) the aggregate Revolving Credit Outstandings would exceed the aggregate Revolving Credit Commitments or (B) the L/C Obligations for all Letters of Credit would exceed the L/C Sublimit; (ii) the expiration date of such Letter of Credit (A) is not a Business Day, (B) is more than one year after the date of Issuance thereof or (C) is later than 5 days prior to the Scheduled Revolving Credit Termination Date; provided, however, that any Letter of Credit with a term not exceeding one year may provide for its renewal for additional periods not exceeding one year as long as (x) each of the Borrower and such L/C Issuer have the option to prevent such renewal before the expiration of such term or any such period and (y) neither such L/C Issuer nor the Borrower shall permit any such renewal to extend such expiration date beyond the date set forth in clause (C) above; (iii) (A) any fee due in connection with, and on or prior to, such Issuance has not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such L/C Issuer or (C) such L/C Issuer shall not have received, each in form and substance reasonably acceptable to it and duly executed by the Borrower (and, if such Letter of Credit is Issued for the account of any other Group Member, such Group Member), the documents that such L/C Issuer generally uses in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit (collectively, the “L/C Reimbursement Agreement”); or (iv) subject to the application of Section 2.21(b), any Revolving Credit Lender is a Defaulting Lender, unless the L/C Issuer has entered into arrangements reasonably satisfactory to the L/C Issuer (in its sole discretion) with the Borrower to eliminate the L/C Issuer’s risk with respect to the participation in Letters of Credit by all such Defaulting Lenders, including by cash collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the L/C Issuer to support, each such Defaulting Lender’s Pro Rata Share of any L/C Reimbursement Obligation. 56 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

For each such Issuance, the applicable L/C Issuer may, but shall not be required to, determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived in connection with the Issuance of any Letter of Credit; provided, however, that no Letter of Credit shall be Issued during the period starting on the first Business Day after the receipt by such L/C Issuer of notice from the Administrative Agent that any condition precedent contained in Section 3.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived. Upon satisfaction of the conditions precedent set forth in Section 3.1, all Existing Letters of Credit shall be deemed to have been issued under this Agreement and shall constitute Letters of Credit for all purposes hereunder without any further action by any Person. (b) Notice of Issuance. The Borrower shall give the relevant L/C Issuer and the Administrative Agent a notice of any requested Issuance of any Letter of Credit, which shall be effective only if received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. on the third Business Day prior to the date of such requested Issuance. Such notice may be made in a writing substantially the form of Exhibit E duly completed or in a writing in any other form acceptable to such L/C Issuer (an “L/C Request”) or by telephone if confirmed promptly, but in any event within one Business Day and prior to such Issuance, with such an L/C Request. (c) Reporting Obligations of L/C Issuers. Each L/C Issuer agrees to provide the Administrative Agent (which, after receipt, the Administrative Agent shall provide to each Revolving Credit Lender), in form and substance satisfactory to the Administrative Agent, each of the following on the following dates: (i) on or prior to (A) any Issuance of any Letter of Credit by such L/C Issuer, (B) any drawing under any such Letter of Credit or (C) any payment (or failure to pay when due) by the Borrower of any related L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed description of such Issuance, drawing or payment, (ii) upon the request of the Administrative Agent (or any Revolving Credit Lender through the Administrative Agent), copies of any Letter of Credit Issued by such L/C Issuer and any related L/C Reimbursement Agreement and such other documents and information as may reasonably be requested by the Administrative Agent and (iii) on the first Business Day of each calendar week, a schedule of the Letters of Credit Issued by such L/C Issuer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the L/C Obligations for such Letters of Credit outstanding on the last Business Day of the previous calendar week. (d) Acquisition of Participations. Upon any Issuance of a Letter of Credit in accordance with the terms of this Agreement resulting in any increase in the L/C Obligations, each Revolving Credit Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in such Letter of Credit and the related L/C Obligations in an amount equal to such Lender’s Pro Rata Share of such L/C Obligations. (e) Reimbursement Obligations of the Borrower. The Borrower agrees to pay to the L/C Issuer of any Letter of Credit each L/C Reimbursement Obligation owing with respect to such Letter of Credit no later than the first Business Day after the Borrower receives notice from such L/C Issuer that payment has been made under such Letter of Credit or that such L/C Reimbursement Obligation is otherwise due (the “L/C Reimbursement Date”) with interest thereon computed as set forth in clause (i) below. In the event that any L/C Issuer incurs any L/C Reimbursement Obligation not repaid by the Borrower as provided in this clause (e) (or any such payment by the Borrower is rescinded or set aside for any reason), such L/C Issuer shall promptly notify the Administrative Agent of such failure (and, upon receipt of such notice, the Administrative Agent shall forward a copy to each Revolving Credit Lender) and, irrespective of whether such notice is given, such L/C Reimbursement Obligation shall be payable on demand by the Borrower with interest thereon computed (i) from the date on which such L/C Reimbursement Obligation arose to the L/C Reimbursement Date, at the interest rate applicable during 57 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

such period to Loans that are Base Rate Loans and (ii) thereafter until payment in full, at the interest rate applicable during such period to past due Revolving Loans that are Base Rate Loans. (f) Reimbursement Obligations of the Revolving Credit Lenders. Upon receipt of the notice described in clause (e) above from the Administrative Agent, each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share of such L/C Reimbursement Obligation. By making such payment (other than during the continuation of an Event of Default under Section 9.1(d)), such Lender shall be deemed to have made a Revolving Loan to the Borrower, which, upon receipt thereof by such L/C Issuer, the Borrower shall be deemed to have used in whole to repay such L/C Reimbursement Obligation. Any such payment that is not deemed a Revolving Loan shall be deemed a funding by such Lender of its participation in the applicable Letter of Credit and the related L/C Obligations. Such participation shall not otherwise be required to be funded. Upon receipt by any L/C Issuer of any payment from any Lender pursuant to this clause (f) with respect to any portion of any L/C Reimbursement Obligation, such L/C Issuer shall promptly pay over to such Lender all payments received after such payment by such L/C Issuer with respect to such portion. (g) Obligations Absolute. The obligations of the Borrower and the Revolving Credit Lenders pursuant to clauses (d), (e) and (f) above shall be absolute, unconditional and irrevocable and performed strictly in accordance with the terms of this Agreement irrespective of (i) (A) the invalidity or unenforceability of any term or provision in any Letter of Credit, any document transferring or purporting to transfer a Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or any modification to any provision of any of the foregoing, (B) any document presented under a Letter of Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with the terms of such Letter of Credit or (C) any loss or delay, including in the transmission of any document, (ii) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (including any Group Member) may have against the beneficiary of any Letter of Credit or any other Person, whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the existence of any other withholding, abatement or reduction, (iii) in the case of the obligations of any Revolving Credit Lender, (A) the failure of any condition precedent set forth in Section 3.2 to be satisfied (each of which conditions precedent the Revolving Credit Lenders hereby irrevocably waive) or (B) any adverse change in the condition (financial or otherwise) of any Loan Party and (iv) any other act or omission to act or delay of any kind of any Secured Party or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of any obligation of the Borrower or any Revolving Credit Lender hereunder. No provision hereof shall be deemed to waive or limit the Borrower’s right to seek repayment of any payment of any L/C Reimbursement Obligations from the L/C Issuer under the terms of the applicable L/C Reimbursement Agreement or applicable law. Section 2.5 Reduction and Termination of the Commitments. (a) Optional. The Borrower may (i) upon notice to the Administrative Agent, terminate in whole or reduce in part ratably any unused portion of the Revolving Credit Commitments and (ii) upon notice to the Administrative Agent, terminate in whole or reduce in part ratably any unused portion of the Delayed-Draw Term Loan Commitments, in each case, without premium or penalty; provided, however, that each partial reduction shall be in an aggregate amount that is an integral multiple of $1,000,000. (b) Mandatory. All outstanding Commitments shall terminate (i) in the case of the Initial Term Loan Facility, on the Closing Date (after giving effect to any Borrowing occurring on such date), (ii) in the case of the Delayed-Draw Term Loan Facility, on the Delayed-Draw Commitment Termination Date and (iii) in the case of the Revolving Credit Facility, on the Scheduled Revolving Credit Termination Date. 58 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(c) Reductions for Mandatory Prepayments. The then current Revolving Credit Commitments shall be reduced ratably on each date on which a prepayment of Revolving Loans or Swingline Loans is made pursuant to Section 2.8(b) or would be required to be made had the aggregate outstanding principal amount of the Revolving Loans and Swingline Loans been equal to the Revolving Credit Commitments then in effect, in each case in the amount of such prepayment. Section 2.6 Repayment of Loans. (a) The Borrower promises to repay the entire unpaid principal amount of the Revolving Loans and the Swingline Loans on the Scheduled Revolving Credit Termination Date. (b) The Borrower promises to repay the Initial Term Loans on the Term Loan Maturity Date and, after giving effect to any prepayments applied thereto under Section 2.7 or 2.12, shall also repay the principal amount of the Initial Term Loans in consecutive quarterly installments on the last day of March, June, September and December of each year commencing on September 30, 2018, each of such quarterly installments to be in an amount equal to 0.25% of the original principal amount of the Initial Term Loans outstanding on the Closing Date; provided, however, that the final installment shall be due and payable on the Term Loan Maturity Date, if not sooner paid in full, and shall be in an amount equal to the entire remaining unpaid principal balance of the Initial Term Loans. (c) The Borrower promises to repay the Delayed-Draw Term Loans on the Term Loan Maturity Date and, after giving effect to any prepayments applied thereto under Section 2.7 or 2.12, shall also repay the principal amount of each Delayed-Draw Term Loan in consecutive quarterly installments on the last day of March, June, September and December of each year commencing on the first scheduled installment date occurring at least one full fiscal quarter after the funding of such Delayed- Draw Term Loan, each of such quarterly installments to be equal to 0.25% of the original principal amount of such Delayed-Draw Term Loan; provided, however, that the final installment shall be due and payable on the Term Loan Maturity Date, if not sooner paid in full, and shall be in an amount equal to the entire remaining unpaid principal balance of all Delayed-Draw Term Loans; provided, further, that if any Delayed-Draw Term Loans are borrowed after any repayment is made on the Initial Term Loans pursuant to Section 2.6(a), the payment due with respect to the Initial Term Loans or the Delayed-Draw Term Loans, as applicable, shall be adjusted in an amount equal to the amount required so that the Delayed- Draw Term Loans and the Initial Term Loans shall be fungible. Section 2.7 Optional Prepayments. The Borrower may prepay the outstanding principal amount of any Loan in whole or in part at any time without premium or penalty, in each case together with (except in the case of partial prepayments of the Revolving Loan without a permanent reduction of the Revolving Credit Commitment) (a) any accrued interest that may be owing pursuant to Section 2.9, (b) any breakage costs that may be owing pursuant to Section 2.16(a) after giving effect to such prepayment and (c) with respect to the Initial Term Loans or Delayed-Draw Term Loans only, the premium set forth in Section 2.11(e); provided, however, that each partial prepayment that is not of the entire outstanding amount under any Facility shall be in an aggregate amount that is an integral multiple of $100,000. Section 2.8 Mandatory Prepayments. (a) Excess Cash Flow. The Borrower shall pay or cause to be paid to the Administrative Agent, within 5 Business Days after the last date Financial Statements can be delivered pursuant to Section 6.1(c) for any Fiscal Year (the “ECF Payment Date”), beginning with the Fiscal Year ending December 31, 2019, an amount equal to 50% of Excess Cash Flow for such Fiscal Year; provided, however, that in the event that the Consolidated Total Leverage Ratio of the Group Members in effect as of the last day of such Fiscal Year is equal to or less than 3.50:1.00, but greater than 3.00:1.00, such percentage shall be reduced to 25%; provided, further, that in the event that the Consolidated Total Leverage Ratio of the Group Members in effect as of the last day of such Fiscal 59 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Year is equal to or less than 3.00:1.00, such percentage shall be reduced to 0%; provided, further, that (x) voluntary prepayments of the Term Loans, Replacement Loans or Incremental Equivalent Debt that is secured on a pari passu basis with the Initial Term Loans made during such Fiscal Year or prior to the ECF Payment Date (calculated on a Dollar Equivalent basis and without duplication of any amounts deducted in the calculation of Excess Cash Flow in any prior Fiscal Year), (y) voluntary prepayments of the Revolving Loans made during such Fiscal Year or prior to the ECF Payment Date (without duplication of any amounts deducted in the calculation of Excess Cash Flow in any prior Fiscal Year) to the extent accompanied by an equal permanent reduction in the Revolving Credit Commitments and (z) the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made in accordance with Section 11.2(h) prior to the date such payment is due and, in each case under this clause (z), based upon the actual amount of cash paid by the Borrower and any of its Restricted Subsidiaries in connection with the relevant assignment, in each case, excluding any such optional prepayments made during such Fiscal Year that reduced the amount required to be prepaid pursuant to this Section 2.8(a) in the prior Fiscal Year, in each case shall reduce on a dollar-for-dollar basis the amount otherwise required to be prepaid; provided, further, that if at the time that any such prepayment would be required, the Borrower or any Restricted Subsidiary is required to prepay or offer to repurchase any Indebtedness that is secured on a pari passu basis with the Initial Term Loans pursuant to the terms of the documentation governing such Indebtedness (such Indebtedness required to be so prepaid or offered to be so repurchased, “Other Applicable Indebtedness”) with any portion of the amount otherwise required to be prepaid, then the Borrower may apply such portion of the amount otherwise required to be prepaid on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and the relevant Other Applicable Indebtedness at such time; provided, that the portion of such amount otherwise required to be prepaid allocated to the Other Applicable Indebtedness shall not exceed the amount of such amount otherwise required to be prepaid required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such amount otherwise required to be prepaid shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the prepayment or repurchase of the relevant Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.8(a) shall be reduced accordingly; provided, further, that to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. (b) Debt Issuances. Upon receipt on or after the Closing Date by any Loan Party or any of its Restricted Subsidiaries of Net Cash Proceeds arising from the incurrence by any Loan Party or any of its Restricted Subsidiaries of Indebtedness of the type specified in clause (a) or (b) of the definition thereof (other than any such Indebtedness permitted hereunder in reliance upon Section 8.1), the Borrower shall promptly (but in any event within five Business Days after the receipt of such Net Cash Proceeds by a Loan Party or any Restricted Subsidiary of a Loan Party) pay or cause to be paid to the Administrative Agent an amount equal to 100% of such Net Cash Proceeds. (c) Asset Sales and Property Loss Events. Upon receipt on or after the Closing Date by any Loan Party (other than Holdings) or any of their Restricted Subsidiaries of Net Cash Proceeds arising from (i) any non-ordinary course Sale by any Loan Party (other than Holdings) or any of their Restricted Subsidiaries of any of its property, including the sale of any program renewal rights (but excluding the AIG Renewal Rights), other than Sales of its own Stock and Sales of property permitted hereunder in reliance upon any of clauses (a), (b), (c) and (d) of Section 8.4 to the extent resulting, in the aggregate with all such other Sales, in the receipt by any of them of Net Cash Proceeds in excess of the Dollar Equivalent of $1,500,000 in any twelve-month period following the Closing Date or (ii) any Property Loss Event with respect to any property of any Loan Party (other than Holdings) or any of their Restricted Subsidiaries to the extent resulting, in the aggregate with all other such Property Loss Events, 60 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

in the receipt by any of them of Net Cash Proceeds in excess of the Dollar Equivalent of $1,500,000 in any twelve month period following the Closing Date, the Borrower shall promptly (but in any event within five Business Days after the receipt of such Net Cash Proceeds by any Loan Party (other than Holdings) or any of their Restricted Subsidiaries) pay or cause to be paid to the Administrative Agent an amount equal to 100% of such Net Cash Proceeds; provided, however, that, upon any such receipt, so long as no Event of Default shall be continuing, any Group Member may make Permitted Reinvestments with such Net Cash Proceeds and the Borrower shall not be required to make or cause such payment to the extent (x) such Net Cash Proceeds are intended to be used to make Permitted Reinvestments and (y) on each Reinvestment Prepayment Date for such Net Cash Proceeds, the Borrower shall pay or cause to be paid to the Administrative Agent an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Prepayment Date and such Net Cash Proceeds; provided, further, if, at the time that any such prepayment would be required hereunder, the Borrower or any of its Restricted Subsidiaries is required to repay or repurchase any Other Applicable Indebtedness (or offer to repurchase such Other Applicable Indebtedness) with any portion of the Net Cash Proceeds, then the Borrowers may apply the Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and the Other Applicable Indebtedness at such time; provided that the portion of the Net Cash Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Net Cash Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of the Net Cash Proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the prepayment or repurchase of the relevant Other Applicable Indebtedness, and the amount of the prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.8(c) shall be reduced accordingly; provided, further, that to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. (d) Excess Outstandings. On any date on which the aggregate principal amount of Revolving Credit Outstandings exceeds the aggregate Revolving Credit Commitments, the Borrower shall pay to the Administrative Agent an amount equal to such excess. (e) Foreign Dispositions and Excess Cash Flow of Foreign Subsidiaries. Notwithstanding any other provisions of this Section 2.8, (A) to the extent that any or all of the Net Cash Proceeds of any Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.8(c) (a “Foreign Disposition”), the Net Cash Proceeds of any or a Property Loss Event from a Foreign Subsidiary (a “Foreign Property Loss Event”) or Excess Cash Flow of a Foreign Subsidiary are prohibited or delayed by applicable local law (including by reason of financial assistance, corporate benefit, restrictions on upstreaming or transfer of cash intra group and the fiduciary and statutory duties of the directors of relevant Subsidiaries) from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.8 but may be retained by the applicable Foreign Subsidiary for so long as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to use commercially reasonable efforts with respect to such local laws to attempt to permit such repatriation; it being understood that such efforts shall not require (x) any expenditures in excess of a nominal amount of funds or (y) modifications to the organizational or tax structure of Holdings and/or its Subsidiaries to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied to the repayment of the Term Loans pursuant to this Section 2.8) to the extent provided herein and (B) to the extent that the Borrower has determined in good faith that repatriation to the United States of any or all the Net Cash 61 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Proceeds of any Foreign Disposition, any Foreign Property Loss Event or Excess Cash Flow of a Foreign Subsidiary would have material adverse tax consequences with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary and will be repatriated only after the Borrower has determined in good faith that such repatriation may be effected only without material adverse tax consequence, and such repatriated Net Cash Proceeds or Excess Cash Flow (net of any tax cost of such repatriation) will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied to the repayment of the Term Loans pursuant to this Section 2.8 to the extent provided herein. (f) Joint Ventures. The Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Section 2.8(a) or 2.8(c) to the extent that the relevant Excess Cash Flow is generated by any joint venture or the relevant Net Cash Proceeds are received by any joint venture, in each case, for so long as the distribution to the Borrower of such Excess Cash Flow or Net Cash Proceeds would be prohibited under the Constituent Documents and/or joint venture agreements governing such joint venture; it being understood that if the relevant prohibition ceases to exist within the 365-day period following the end of the applicable Fiscal Year or the event giving rise to the relevant Net Cash Proceeds, the relevant joint venture will promptly distribute the relevant Excess Cash Flow or the relevant Net Cash Proceeds, as the case may be, and the distributed Excess Cash Flow or Net Cash Proceeds, as the case may be, will be promptly (and in any event not later than two Business Days after such distribution) applied to the repayment of the Term Loans pursuant to this Section 2.8 to the extent required herein (without regard to this clause (f)). (g) Application of Payments. Any payments made to the Administrative Agent pursuant to this Section 2.8 shall be applied to the Obligations in accordance with Section 2.12(b). (h) The Borrower shall give notice to the Administrative Agent of any mandatory prepayment of the Loans pursuant to Sections 2.8(a), (b), (c), or (d) three (3) Business Days prior to the date on which such payment is due. Such notice shall state that the Borrower is offering to make or will make such mandatory prepayment on or before the date specified in Sections 2.8(a), (b), (c) or (d), as the case may be (each, a “Prepayment Date”). Once given, such notice shall be irrevocable (provided that the Borrower may rescind any notice of prepayment under Section 2.8(c) if such prepayment would have resulted from a refinancing of all or any portion of the applicable Facility or been made in connection with a Sale, which refinancing or Sale shall not be consummated or shall otherwise be delayed) and all amounts subject to such notice shall be due and payable on the Prepayment Date (except as otherwise provided in the last sentence of this Section 2.8(h)). Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately give notice to each Lender of the prepayment, the Prepayment Date and of such Lender’s Pro Rata Share of the prepayment. Each Lender may elect (in its sole discretion) to decline all (but not less than all) of its Pro Rata Share of any mandatory prepayment (other than a mandatory prepayment pursuant to Section 2.8(d)) by giving notice of such election in writing to the Administrative Agent by 11:00 a.m. (New York time), on the date that is one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. If a Lender fails to deliver a notice of election declining receipt of its Pro Rata Share of such mandatory prepayment to the Administrative Agent within the time frame specified above, any such failure will be deemed to constitute an acceptance of such Lender’s Pro Rata Share of the total amount of such mandatory prepayment of Term Loans. Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately notify the Borrower of such election. Any amount so declined by any Lender shall be retained by the Borrower and its Restricted Subsidiaries or applied by the Borrower or any of the Restricted Subsidiaries in any manner permitted under the terms of this Agreement. 62 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(i) Except as otherwise contemplated by this Agreement or provided in, or intended with respect to, any amendment with respect to Replacement Loans, any Incremental Amendment or any Extension/Modification Amendment (provided, that such Replacement Loans, Incremental Amendment or Extension/Modification Amendment may not provide that the applicable tranche of Term Loans receive a greater than pro rata portion of mandatory prepayments of Term Loans pursuant to Section 2.8 than would otherwise be permitted by this Agreement), each prepayment of Term Loans pursuant to this Section 2.8 shall be applied ratably to the Initial Term Loans and Delayed-Draw Term Loans then outstanding and each tranche of Term Loans then outstanding that is pari passu in right of payment and with respect to security with the Obligations that are secured on a first lien basis. Section 2.9 Interest. (a) Rate. All Loans and the outstanding amount of all other Obligations (other than pursuant to Secured Hedging Agreements) shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows: (i) in the case of Base Rate Loans, at a rate per annum equal to the sum of the Base Rate and the Applicable Margin, each as in effect from time to time, (ii) in the case of Eurodollar Rate Loans, at a rate per annum equal to the sum of the Eurodollar Rate and the Applicable Margin, each as in effect for the applicable Interest Period, and (iii) in the case of other Obligations, at a rate per annum equal to the sum of the Base Rate and the Applicable Margin for Revolving Loans that are Base Rate Loans, each as in effect from time to time. (b) Payments. Interest accrued shall be payable in arrears (i) if accrued on the principal amount of any Loan, (A) at maturity (whether by acceleration or otherwise), (B) if such Loan is a Term Loan, upon the payment or prepayment of the principal amount on which such interest has accrued and (C)(1) if such Loan is a Base Rate Loan (including a Swingline Loan), on the last day of each calendar quarter commencing on the first such day following the making of such Loan and (2) if such Loan is a Eurodollar Rate Loan, on the last day of each Interest Period applicable to such Loan and, if applicable, on each date during such Interest Period occurring every 3 months from the first day of such Interest Period, and (ii) if accrued on any other Obligation, on demand from and after the time such Obligation is due and payable (whether by acceleration or otherwise). (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere in any Loan Document, effective immediately upon (A) the occurrence of an Event of Default under Section 9.1(a) or (d)(ii) or (B) the delivery of a notice by the Required Lenders, or the Administrative Agent at the direction of the Required Lenders, to the Borrower upon the occurrence and during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing, the principal balance of all Obligations (including any Obligation that bears interest by reference to the rate applicable to any other Obligation but excluding Obligations under Secured Hedging Agreements) shall bear interest at the Default Rate; provided that no amount shall accrue pursuant to this Section 2.9(c) on any amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender. (d) Savings Clause. Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest 63 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

received by the Administrative Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Section 2.10 Conversion and Continuation Options. (a) Option. The Borrower may elect (i) in the case of any Eurodollar Rate Loan, (A) to continue such Eurodollar Rate Loan or any portion thereof for an additional Interest Period on the last day of the Interest Period applicable thereto and (B) to convert such Eurodollar Rate Loan or any portion thereof into a Base Rate Loan at any time on any Business Day, subject to the payment of any breakage costs required by Section 2.16(a), and (ii) in the case of Base Rate Loans (other than Swingline Loans), to convert such Base Rate Loans or any portion thereof into Eurodollar Rate Loans at any time on any Business Day upon three (3) Business Days’ prior notice; provided, however, that, (x) for each Interest Period, the aggregate amount of Eurodollar Rate Loans having such Interest Period must be an integral multiple of $1,000,000 and (y) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans and no continuation in whole or in part of Eurodollar Rate Loans shall be permitted at any time at which (1) an Event of Default shall be continuing and the Administrative Agent, at the direction of the Required Lenders, or the Required Lenders shall have notified the Borrower of their intention not to permit such conversions or continuations due to such Event of Default or (2) such continuation or conversion would be made during a suspension imposed by Section 2.15. No single Eurodollar Rate Loan shall be comprised of Loans under more than one of the Term Loan Facility or the Revolving Credit Facility. (b) Procedure. Each such election shall be made by giving the Administrative Agent at least 3 Business Days’ prior notice (or with respect to the continuation of or conversion to a Base Rate Loan, prior to 11:00 a.m. (New York City time) on the first Business Day prior to the continuation or conversion) in substantially the form of Exhibit F (a “Notice of Conversion or Continuation”) duly completed. The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. If the Administrative Agent does not receive a timely Notice of Conversion or Continuation from the Borrower containing a permitted election to continue or convert any Eurodollar Rate Loan, then, upon the expiration of the applicable Interest Period, such Loan shall be automatically converted to a Base Rate Loan. Each partial conversion or continuation shall be allocated ratably among the Lenders in the applicable Facility in accordance with their Pro Rata Share. Section 2.11 Fees. (a) Unused Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the benefit the Revolving Credit Lenders according to their Pro Rata Shares a commitment fee on the average daily balance by which the Revolving Credit Commitment of such Lender during the preceding calendar quarter exceeds its Pro Rata Share of the sum of (i) the average daily balance of the aggregate outstanding principal amount of Revolving Loans during the preceding calendar quarter, and (ii) average daily balance of the outstanding amount of the L/C Obligations for all Letters of Credit during the preceding calendar quarter (the “Unused Commitment Fee”) from the date hereof through the Revolving Credit Termination Date at a rate per annum equal to the Revolving Commitment Fee Rate, payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date. (b) Letter of Credit Fees. The Borrower agrees to pay, with respect to all Letters of Credit Issued by any L/C Issuer, (i) to such L/C Issuer, certain fees, documentary and processing charges as separately agreed between the Borrower and such L/C Issuer, (ii) to the Administrative Agent, for the benefit of the Revolving Credit Lenders according to their Pro Rata Shares, a fee accruing at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans on the maximum undrawn face amount thereof payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date, (iii) to the Administrative Agent for the benefit of 64 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

such L/C Issuer, customary fees upon the issuance, amendment or extension of such Letters of Credit at the prevailing rates, payable in arrears in each case (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date and (iv) to the Administrative Agent, for the benefit of such Letter of Credit Issue, a fronting fee of 0.25% per annum multiplied by the face amount of each such Letter of Credit (excluding any portion thereof that is attributable to unreimbursed L/C Reimbursement Obligations) payable in arrears (A) on the last day of each calendar quarter and (B) on the Revolving Credit Termination Date; provided, however, that the fee payable under the foregoing clause (ii) shall be increased by 2% per annum and shall be payable, in addition to being payable on any date it is otherwise required to be paid hereunder, on demand effective immediately upon (x) the occurrence of any Event of Default under Section 9.1(a) or (d)(ii) or (y) the delivery of a notice by the Required Lenders, or the Administrative Agent at the direction of the Required Lenders, to the Borrower during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing (it being agreed that any delivery of any notice of election by the Administrative Agent or the Required Lenders to impose the default rate of interest under Section 2.9(c)(B) shall be deemed to be the delivery of a notice under this clause (y) to impose an increase of the fee payable under this Section 2.11(b). (c) Delayed-Draw Fees. The Borrower agrees to pay to the Administrative Agent for the benefit the Delayed-Draw Term Loan Lenders according to their Pro Rata Shares for the period beginning on the Closing Date and ending on the Delayed-Draw Expiration Date, a commitment fee of 1.00% per annum of the average daily unused portion of the Delayed-Draw Term Loan Commitment, (the “Delayed-Draw Commitment Fee”) payable in arrears (A) on the last day of each calendar quarter and (B) on the Delayed-Draw Expiration Date (d) Additional Fees. The Borrower shall pay to (i) the Administrative Agent and its Related Persons, as applicable, their respective reasonable and customary fees and expenses in connection with any payments made pursuant to Section 2.16(a) (Breakage Costs) and (ii) the Administrative Agent, for its own account, the administration fee described in the Fee Letter, at the times and in the amounts set forth therein. (e) Prepayment Premium. In the event that, prior to the date that is 12 months after the Closing Date, the Borrower (i) prepays, repays, refinances, substitutes or replaces any Initial Term Loans or Delayed-Draw Term Loans in connection with a Repricing Transaction or (ii) in connection with any Repricing Transaction referred to in clause (b) of the definition of such term, the Borrower causes any Lender to assign its Term Loans pursuant to Section 2.18, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Loan Lenders, (A) in the case of clause (i), a premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, repaid, refinanced, substituted or replaced and (B) in the case of clause (ii), a fee equal to 1.00% of the aggregate principal amount of the Term Loans that are the subject of such Repricing Transaction and that are required to be assigned by any Term Loan Lender pursuant to Section 2.18(a)(v) as a result of, or in connection with, such Term Loan Lender not agreeing or otherwise consenting to any amendment referred to in clause (b) of the definition of Repricing Transaction. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. Section 2.12 Application of Payments. (a) Application of Voluntary Prepayments. Unless otherwise provided in this Section 2.12 or elsewhere in any Loan Document, all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower pursuant to Section 2.7 shall be applied to repay the Obligations the Borrower designates; provided that all prepayments pursuant to this Section 2.12(a) that are to be applied to the Term Loans shall be applied pro rata between the Initial Term Loans and the Delayed-Draw Term Loans (if any) based on the then outstanding principal balances thereof. 65 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(b) Application of Mandatory Prepayments. Subject to the provisions of clause (c) below with respect to the application of payments after the exercise of remedies provided for in Section 9.2, any payment made by the Borrower to an Agent pursuant to Section 2.8 or any other prepayment of the Obligations required to be applied in accordance with this clause (b) shall be applied: (i) in the case of Sections 2.8(a), 2.8(b) and 2.8(c), first, to repay the next eight remaining installments of the Term Loans in forward order of maturity and thereafter to repay ratably the remaining principal balance of the Term Loans until paid in full, second, to repay the outstanding principal balance of the Revolving Loans and Swingline Loans without a corresponding permanent reduction in the Revolving Credit Commitments until paid in full, and third, to provide cash collateral for the L/C Obligations to the extent and in the manner provided in Section 9.3, and then, any excess shall be retained by the Borrower; and (ii) in the case of Section 2.8(d), first, to the repay the outstanding principal balance of the Swingline Loans until paid in full, second, to repay the outstanding principal balance of the Revolving Loans without a corresponding permanent reduction in the Revolving Credit Commitments until paid in full and third, to provide cash collateral for the L/C Obligations to the extent and in the manner provided in Section 9.3. All prepayments pursuant to this Section 2.12(b) that are to be applied to the Term Loans shall be applied pro rata between the Initial Term Loans and the Delayed-Draw Term Loans (if any). (c) Application of Payments. After the exercise of remedies provided for in Section 9.2 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.2), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: first, to Obligations in respect of any cost or expense reimbursements or indemnities then due to the Administrative Agent; second, to pay Obligations in respect of any cost or expense reimbursements or indemnities then due to the Lenders and the L/C Issuers; third, to payment of all accrued unpaid interest on the Loans and fees owed to the Administrative Agent, the Lenders and L/C Issuers; fourth, to payment of principal of the Loans and L/C Reimbursement Obligations then due and payable until paid in full, and to provide cash collateral for unmatured L/C Obligations to the extent described in Section 9.3 and to any Secured Hedging Agreement; fifth, to the ratable payment of all other Obligations owing to the Lenders then due and payable; and sixth, any remainder shall be for the account of and paid to the Borrower or to whomsoever shall be lawfully entitled thereto. (d) Application of Payments Generally. All payments that would otherwise be allocated to the Revolving Credit Lenders pursuant to this Section 2.12 shall instead be allocated first, to repay interest on Swingline Loans, on any portion of the Revolving Loans that the Administrative Agent may have advanced on behalf of any Lender and on any L/C Reimbursement Obligation, in each case for which the Administrative Agent or, as the case may be, the L/C Issuer has not then been reimbursed by 66 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

such Lender or the Borrower, and second to pay the outstanding principal amount of the foregoing obligations. All repayments of any Revolving Loans or Term Loans shall be applied first, to repay such Loans outstanding as Base Rate Loans and then, to repay such Loans outstanding as Eurodollar Rate Loans, with those Eurodollar Rate Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods. All mandatory prepayments of Term Loans pursuant to Section 2.8 shall first be applied in direct order to the next eight installments of such Term Loans, as applicable, and second to reduce ratably the remaining installments of such outstanding principal amounts of the Term Loans, as applicable. If sufficient amounts are not available to pay in cash all outstanding Obligations described in any priority level set forth in this Section 2.12, the available amounts shall be applied, unless otherwise expressly specified herein, to such Obligations ratably based on the proportion of the Secured Parties’ interest in such Obligations. Any priority level set forth in this Section 2.12 that includes interest shall include all such interest, whether or not accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding. (e) [Reserved]. (f) No Implied Consent. Provisions contained in this Section 2.12 for application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof. Section 2.13 Payments and Computations. (a) Procedure. The Borrower shall make each payment under any Loan Document not later than 1:00 p.m. (New York time) on the day when due to the Administrative Agent by wire transfer to the following account (or at such other account or by such other means to such other address as the Administrative Agent shall have notified the Borrower in writing within a reasonable time prior to such payment) in immediately available Dollars and without setoff or counterclaim: In the case of the Administrative Agent: U.S. Bank, N.A. ABA No.: 091-000-022 Account Number: 1731-0332-1738 Account Name: Ares Capital Corporation Reference: ARCC 786127-740 The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the applicable Lenders, in accordance with the application of payments set forth in Section 2.12. The Lenders shall make any payment under any Loan Document in immediately available Dollars and without setoff or counterclaim. Each Revolving Credit Lender shall make each payment for the account of any L/C Issuer or Swingline Lender required pursuant to Section 2.3 or 2.4 (A) if the notice or demand therefor was received by such Lender prior to 11:00 a.m. on any Business Day, on such Business Day and (B) otherwise, on the Business Day following such receipt. Payments received by the Administrative Agent after 1:00 p.m. (New York time) shall be deemed to be received on the next Business Day. (b) Computations of Interests and Fees. All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days and, in the case of Base Rate Loans, 365/366 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination of an interest rate or the amount of a fee hereunder shall be made by the Administrative 67 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Agent (including determinations of a Eurodollar Rate or Base Rate in accordance with the definitions of “Eurodollar Rate” and “Base Rate”, respectively) and shall be conclusive, binding and final for all purposes, absent manifest error. (c) Payment Dates. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day without any increase in such payment as a result of additional interest or fees; provided, however, that such interest and fees shall continue accruing as a result of such extension of time. (d) Advancing Payments. Unless the Administrative Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Rate for the first Business Day and thereafter, at the rate applicable to Base Rate Loans under the applicable Facility) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent. Section 2.14 Evidence of Debt. (a) Records of Lenders. Each Lender shall maintain in accordance with its usual practice accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In addition, each Lender having sold a participation in any of its Obligations or having identified an SPV as such to the Administrative Agent, acting as agent of the Borrower solely for this purpose and solely for tax purposes, shall establish and maintain at its address referred to in Section 11.11 (or at such other address as such Lender shall notify the Borrower) a record of ownership, in which such Lender shall register by book entry (A) the name and address of each such participant and SPV (and each change thereto, whether by assignment or otherwise) and (B) the rights, interest or obligation of each such participant and SPV in any Obligation, in any Commitment and in any right to receive any payment hereunder. (b) Records of Administrative Agent. (i) The Administrative Agent, acting as agent of the Borrower solely for tax purposes and solely with respect to the actions described in this Section 2.14, shall establish and maintain at its address referred to in Section 11.11 (or at such other address as the Administrative Agent may notify the Borrower) (A) a record of ownership (the “Register”) in which (1) the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Administrative Agent and each Term Loan Lender in the Term Loan Obligations, each of their obligations under this Agreement to participate in each Term Loan and any assignment of any such interest, obligation or right, and (2) the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Administrative Agent, each Revolving Credit Lender and each L/C Issuer of the Revolving Loans, Swingline Loans and L/C Obligations, each of their obligations under this Agreement to participate in each Revolving Loan, Letter of Credit and L/C Reimbursement Obligation, and any assignment of any such interest, obligation or right and (B) accounts in the applicable Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders and the L/C Issuers, as applicable (and each change thereto pursuant to Sections 2.18 (Substitution of Lenders) and 11.2 (Assignments and Participations; Binding Effect)), (2) the Commitments of each applicable Lender, (3) the amount of each Loan and each funding of any participation described in clause (A) above, for Eurodollar Rate Loans, the Interest Period applicable thereto, (4) the amount of any principal or interest due and payable or paid with respect to 68 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Loans recorded in the applicable Register, (5) the amount of the L/C Reimbursement Obligations due and payable or paid and (6) any other payment received by the Administrative Agent from the Borrower and its application to the Obligations. (c) Registered Obligations. Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing such Loans and, in the case of Revolving Loans, the corresponding obligations to participate in L/C Obligations and Swingline Loans) and the L/C Reimbursement Obligations are registered obligations, the right, title and interest of the Lenders and the L/C Issuers and their assignees in and to such Loans or L/C Reimbursement Obligations, as the case may be, shall be transferable only upon notation of such transfer in the applicable Register and no assignment thereof shall be effective until recorded therein. This Section 2.14 and Section 11.2 shall be construed so that the Loans and L/C Reimbursement Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). (d) Prima Facie Evidence. The entries made in a Register and in the accounts maintained pursuant to clauses (a) and (b) above shall be conclusive and the Borrower, each Guarantor, the Administrative Agent and the Lenders may treat each Person whose name is recorded in a Register or such accounts pursuant to the terms hereof as a Lender hereunder (or the owner of a participation hereunder, as applicable) for all purposes of this Agreement, notwithstanding notice to the contrary; provided, however, that no error in such account and no failure of any Lender or the Administrative Agent to maintain any such account shall affect the obligations of any Loan Party to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the L/C Issuers shall treat each Person whose name is recorded in the applicable Register as a Lender or L/C Issuer, as applicable, for all purposes of this Agreement. Information contained in such Register with respect to any Lender or any L/C Issuer shall be available for access by the Borrower, the Administrative Agent, such Lender or such L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. No Lender or L/C Issuer shall, in such capacity, have access to or be otherwise permitted to review any information in the Register other than information with respect to such Lender or L/C Issuer unless otherwise agreed by the Administrative Agent. (e) Notes. Upon any Lender’s request, the Borrower shall promptly execute and deliver Notes to such Lender evidencing the Loans of such Lender in a Facility and substantially in the form of Exhibit B; provided, however, that only one Note for each Facility shall be issued to each Lender, except (i) to an existing Lender exchanging existing Notes to reflect changes in the Register relating to such Lender, in which case the new Notes delivered to such Lender shall be dated the date of the original Notes and (ii) in the case of loss, destruction or mutilation of existing Notes and similar circumstances. Each Note, if issued, shall only be issued as means to evidence the right, title or interest of a Lender or a registered assignee in and to the related Loan, as set forth in the Register, and in no event shall any Note be considered a bearer instrument or obligation. Section 2.15 Suspension of Eurodollar Rate Option. Notwithstanding any provision to the contrary in this Article II, the following shall apply: (a) Interest Rate Unascertainable, Inadequate or Unfair. In the event that (A) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate is determined or (B) the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall promptly so notify the Borrower and the Lenders, whereupon the obligation of each Lender to make or to continue Eurodollar Rate Loans shall be suspended as provided in clause (c) below until the 69 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Administrative Agent shall notify the Borrower that the Required Lenders have determined that the circumstances causing such suspension no longer exist. (b) Illegality. If any Lender determines that the introduction of, or any change in or in the interpretation of, any Requirement of Law after the date of this Agreement shall make it unlawful, or any Governmental Authority shall assert that it is unlawful, for any Lender or its applicable lending office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, the obligation of such Lender to make or to continue Eurodollar Rate Loans shall be suspended as provided in clause (c) below until such Lender shall, through the Administrative Agent, notify the Borrower that it has determined that it may lawfully make Eurodollar Rate Loans. (c) Effect of Suspension. If the obligation of any Lender to make or to continue Eurodollar Rate Loans is suspended, (A) the obligation of such Lender to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended, (B) such Lender shall make a Base Rate Loan at any time such Lender would otherwise be obligated to make a Eurodollar Rate Loan, (C) the Borrower may revoke any pending Notice of Borrowing or Notice of Conversion or Continuation to make or continue any Eurodollar Rate Loan or to convert any Base Rate Loan into a Eurodollar Rate Loan and (D) each Eurodollar Rate Loan of such Lender shall automatically and immediately (or, in the case of any suspension pursuant to clause (a) above, on the last day of the current Interest Period thereof) be converted into a Base Rate Loan. (d) Alternate Rate of Interest. If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in paragraph (a)(A) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in such paragraph (a)(A) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to that based on the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the applicable currency and of the applicable type at such time, and the Administrative Agent, the Borrower and the Required Lenders shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin); provided that if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. Until an alternate rate of interest shall be determined in accordance with this paragraph (d) (but, in the case of the circumstances described in paragraph (a)(A) of this Section, only to the extent the Screen Rate for such Interest Period is not available or published at such time on a current basis), paragraph (c) of this Section shall be applicable. Section 2.16 Breakage Costs; Increased Costs; Capital Requirements. (a) Breakage Costs. The Borrower shall compensate each Lender, upon demand from such Lender to such Borrower (with copy to the Administrative Agent), for all Liabilities actually incurred (including, in each case, those incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to prepare to fund, to fund or to maintain the Eurodollar Rate Loans of such Lender to the Borrower but excluding any loss of the Applicable Margin on the relevant Loans and calculated without regard to any interest rate floor; it being understood that in calculating such Liabilities, such Lender will compare the Eurodollar Rate at the time of setting such rate for the applicable Interest Period and the Eurodollar Rate at the time of the breakage described in the following subclauses (A), (B) or (C), as applicable) that such Lender may incur (A) to the extent, for any reason other than solely by reason of 70 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

such Lender being a Defaulting Lender, a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation or in a similar request made by telephone by the Borrower, (B) to the extent any Eurodollar Rate Loan is paid (whether through a scheduled, optional or mandatory prepayment) or converted to a Base Rate Loan (including because of Section 2.15) on a date that is not the last day of the applicable Interest Period or (C) as a consequence of any failure by the Borrower to repay Eurodollar Rate Loans when required by the terms hereof. (b) Increased Costs. If at any time any Lender or L/C Issuer reasonably determines that, after the date hereof, the adoption of, or any change in or in the interpretation, application or administration of, or compliance with, any Requirement of Law (other than any imposition or increase of Eurodollar Reserve Requirements) from any Governmental Authority shall have the effect of (i) increasing the cost to such Lender of making, funding or maintaining any Eurodollar Rate Loan or to agree to do so or of participating, or agreeing to participate, in extensions of credit, (ii) increasing the cost to such L/C Issuer of Issuing or maintaining any Letter of Credit or of agreeing to do so or (iii) imposing any other cost to such Lender or L/C Issuer with respect to compliance with its obligations under any Loan Document, then, upon demand by such Lender or L/C Issuer (with copy to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender or L/C Issuer amounts sufficient to compensate such Lender or L/C Issuer for such increased cost; provided however that this Section 2.16(b) shall not apply to any increase or imposition of any Taxes, which shall be governed by Section 2.17; and provided further, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted or issued. (c) Increased Capital Requirements. If at any time any Lender or L/C Issuer reasonably determines that, after the date hereof, the adoption of, or any change in or in the interpretation, application or administration of, or compliance with, any Requirement of Law (other than any imposition or increase of Eurodollar Reserve Requirements) from any Governmental Authority regarding capital adequacy or liquidity requirements, reserves, special deposits, compulsory loans, insurance charges against property of, deposits with or for the account of, Obligations owing to, or other credit extended or participated in by, any Lender or L/C Issuer or any similar requirement (in each case other than any imposition or increase of Eurodollar Reserve Requirements) shall have the effect of reducing the rate of return on the capital of such Lender’s or L/C Issuer (or any corporation controlling such Lender or L/C Issuer) as a consequence of its obligations under or with respect to any Loan Document or Letter of Credit to a level below that which, taking into account the capital adequacy policies of such Lender, L/C Issuer or corporation, such Lender, L/C Issuer or corporation could have achieved but for such adoption or change, then, upon demand from time to time by such Lender or L/C Issuer (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender amounts sufficient to compensate such Lender for such reduction; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted or issued. 71 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(d) Compensation Certificate. Each demand for compensation under this Section 2.16 shall be accompanied by a certificate of the Lender or L/C Issuer claiming such compensation, setting forth the amounts to be paid hereunder, which certificate shall be conclusive, binding and final for all purposes, absent manifest error; provided that the Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to the foregoing clauses (b) and (c) of this Section 3.04 for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender or such L/C Issuer notifies the Borrower of the change in Requirement of Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the change in Requirement of Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods. Section 2.17 Taxes. (a) Payments Free and Clear of Taxes. Except as otherwise provided in this Section 2.17, each payment by any Loan Party under any Loan Document shall be made free and clear of all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees and all liabilities imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto with respect thereto (and without deduction for any of them) (collectively, “Taxes”) other than for (i) Taxes measured by net income (including branch profits Taxes and alternative minimum tax) and franchise Taxes, in each case imposed on any Secured Party as a result of (A) such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office location in, the jurisdiction imposing such Tax or any political subdivision thereof or therein or (B) a present or former connection between such Secured Party and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than such connection arising solely from any Secured Party having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document), (ii) Taxes that are attributable to the failure by any Secured Party to deliver the documentation required to be delivered pursuant to clause (g) below and (iii) any withholding Tax imposed under FATCA (all Taxes imposed on or with respect to any payment made by or on account of any obligation of the Loan Party under any Loan Document and not excluded by the preceding clauses (i), (ii) and (iii) or the proviso in Section 2.17(b) shall be collectively referred to as “Non-Excluded Taxes”), except as required by applicable law. (b) Gross-Up. If any Taxes shall be required by law to be deducted from or in respect of any amount payable by or on account of a Loan Party under any Loan Document to any Secured Party (i) in the case of Non-Excluded Taxes, such amount shall be increased as necessary to ensure that, after all required deductions for Non-Excluded Taxes are made (including deductions applicable to any increases to any amount under this Section 2.17), such Secured Party receives the amount it would have received had no such deductions been made, (ii) the relevant Loan Party shall make or cause to be made such deductions, (iii) the relevant Loan Party shall timely pay or cause to be paid the full amount deducted to the relevant taxing authority or other authority in accordance with applicable Requirements of Law and (iv) within 30 days after such payment is made, the relevant Loan Party shall deliver or cause to be delivered to the Administrative Agent an original or certified copy of a receipt evidencing such payment (or such other documentation reasonably satisfactory to the Administrative Agent); provided, however, that no such increase shall be made with respect to, and no Loan Party shall be required to indemnify any Secured Party pursuant to clause (d) below for, withholding Taxes to the extent that the obligation to withhold amounts existed on the date that such Secured Party became a “Secured Party” under this Agreement with respect to the Loan under which such Secured Party makes a claim under this clause (b), except in each case to the extent such Secured Party is a direct or indirect assignee (other than pursuant to Section 2.18 (Substitution of Lenders)) of any other Secured Party that was entitled, at the time the assignment of such other Secured Party became effective, to receive 72 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

additional amounts under this clause (b) (but only to the extent such other Secured Party was entitled to receive additional amounts under this clause (b)). (c) Other Taxes. In addition, the Borrower agrees to pay, and authorizes the Administrative Agent to pay in its name, any stamp, court or documentary, intangible, recording, filing or similar Taxes imposed by any applicable Requirement of Law or Governmental Authority and all Liabilities with respect thereto (including by reason of any delay in payment thereof), in each case arising from the execution, delivery, performance, enforcement or registration of, or from the receipt or perfection of a security interest under, any Loan Document or any transaction contemplated therein, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18 (collectively, “Other Taxes”). The Swingline Lender may, without any need for notice, demand or consent from the Borrower, by making funds available to the Administrative Agent in the amount equal to any such payment, make a Swingline Loan to the Borrower in such amount, the proceeds of which shall be used by the Administrative Agent in whole to make such payment. Within 30 days after the date of any payment of (i) Taxes deducted from or in respect of any amount payable under any Loan Document to any Secured Party or (ii) Other Taxes by any Loan Party, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.11, the original or a certified copy of a receipt evidencing payment thereof (or such other documentation reasonably satisfactory to the Administrative Agent). (d) Indemnification by the Borrower. The Borrower shall reimburse and indemnify, within 30 days after receipt of demand therefor (with copy to the Administrative Agent), each Secured Party for all Non-Excluded Taxes and Other Taxes (including any Non-Excluded Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.17) paid by such Secured Party and any Liabilities arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted; provided, however, the Borrower shall not be obligated to make payment to the Lender or the Administrative Agent (as the case may be) for penalties, interest and other liabilities attributable to any Non-Excluded Taxes or Other Taxes arising from the gross negligence or willful misconduct of the Lender or the Administrative Agent. A certificate of the Secured Party (or of the Administrative Agent on behalf of such Secured Party) claiming any compensation under this clause (d), setting forth the amounts to be paid thereunder and delivered to the Borrower with copy to the Administrative Agent, shall be conclusive, binding and final for all purposes, absent manifest error. In determining such amount, the Administrative Agent and such Secured Party may use any reasonable averaging and attribution methods. (e) Indemnification by the Lenders. Each Lender shall severally indemnify, within 10 days after demand therefor, (i) the Administrative Agent for any Non-Excluded Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Non-Excluded Taxes and without limiting the obligation of the Loan Parties to do so), (ii) the Administrative Agent and the Loan Parties for any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.2(f) relating to the maintenance of a Participant Register and (iii) the Administrative Agent and the Loan Parties for any Taxes (other than Non-Excluded Taxes) attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Loan Parties in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or a Loan Party shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent and the Loan Parties to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent or the Loan Parties to the Lender from any other source against any amount due to the Administrative Agent or the Loan Parties under this clause (e). 73 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(f) Mitigation. Any Lender claiming any additional amounts payable pursuant to this Section 2.17 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the reasonable determination of such Lender, be otherwise disadvantageous to such Lender. (g) Tax Forms. (i) Any Secured Party that is entitled to an exemption from, or reduction of, withholding Tax with respect to payments made under this Agreement or any other Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Secured Party, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Secured Party is subject to backup withholding or information reporting requirements. (ii) Without limiting the generality of the foregoing: (A) Each Non-U.S. Lender Party that, at any of the following times, is entitled to an exemption from United States withholding tax or is subject to such withholding tax at a reduced rate under an applicable tax treaty, shall (w) on or prior to the date such Non-U.S. Lender Party becomes a “Non-U.S. Lender Party” hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (i) and (z) from time to time if requested by the Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the Borrower (or, in the case of a participant or SPV, the relevant Lender) with two properly completed and duly executed copies of each of the following, as applicable: (A) Forms W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business), W-8BEN or W-8BEN-E (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor forms and/or W-8IMY (together with any required accompanying forms), (B) in the case of a Non-U.S. Lender Party claiming exemption under Sections 871(h) or 881(c) of the Code, Form W-8BEN or W-8BEN-E (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form and a certificate in form and substance acceptable to the Administrative Agent that such Non- U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (C) any other applicable document prescribed by the IRS certifying as to the entitlement of such Non-U.S. Lender Party to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender Party under the Loan Documents. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender Party are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Loan Parties and the Administrative Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate. 74 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(B) Each U.S. Lender Party shall (A) on or prior to the date such U.S. Lender Party becomes a “U.S. Lender Party” hereunder, (B) on or prior to the date on which any such form or certification expires or becomes obsolete, (C) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (g) and (D) from time to time if requested by the Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the Borrower (or, in the case of a participant or SPV, the relevant Lender) with two properly completed and duly executed copies of Form W-9 (certifying that such U.S. Lender Party is entitled to an exemption from U.S. backup withholding tax) or any successor form. (iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent and the Borrower (or, in the case of a participant or SPV, the relevant Lender) at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent or the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent or the Borrower (or, in the case of a participant or SPV, the relevant Lender) as may be necessary for the Administrative Agent or the Borrower (or, in the case of a participant or SPV, the relevant Lender) to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iv) Each Lender having sold a participation in any of its Obligations or identified an SPV as such to the Administrative Agent shall collect from such participant or SPV the documents described in this clause (g) and provide them to the Administrative Agent. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Tax Treatment. For the avoidance of doubt, the parties hereto shall not treat the Loans as “contingent payment debt instruments” as defined in Treasury Regulations Section 1.1275-4 on their tax returns. (j) Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts paid pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will any indemnified party be 75 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

required to pay any amount to any indemnifying party pursuant to this paragraph the payment of which would place such indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. Section 2.18 Substitution of Lenders. (a) Substitution Right. In the event that any Lender in any Facility (an “Affected Lender”), (i) makes a claim under clause (b) (Increased Costs) or (c) (Increased Capital Requirements) of Section 2.16, (ii) notifies the Borrower pursuant to Section 2.15(b) (Illegality) that it becomes illegal for such Lender to continue to fund or make any Eurodollar Rate Loan in such Facility, (iii) makes a claim for payment pursuant to Section 2.17 (Taxes), (iv) becomes a Defaulting Lender or (v) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Required Lenders is obtained but that requires the consent of other Lenders in such Facility, the Borrower may (x) terminate all the Commitments of such Lender and repay all the outstanding Loans of such Lender (or terminate the Commitment of such Lender of the applicable tranche and repay all the outstanding Loans of such Lender of the applicable tranche), in each case, without any obligation to terminate any Commitment or prepay any Loan of any other Lender or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 11.2), all of its interests, rights and obligations under this Agreement (or all of its interests, rights and obligations under this Agreement as a Lender of the applicable tranche) to an assignee permitted by Section 11.2 that assumes such obligations (which assignee may be another Lender, if any Lender accepts such assignment and delegation) (in each case, a “Substitute Lender”). (b) Procedure. To substitute such Affected Lender or pay in full the Obligations owed to such Affected Lender under such Facility, the Borrower shall deliver a notice to the Administrative Agent and such Affected Lender. The effectiveness of such payment or substitution shall be subject to the delivery to the Administrative Agent by the Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment by the Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) to the Administrative Agent for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such payment or substitution, all Obligations owing to such Affected Lender with respect to such Facility (including those that will be owed because of such payment and all Obligations that would be owed to such Lender if it was solely a Lender in such Facility), (ii) in the case of a payment in full of the Obligations owing to such Affected Lender in the Revolving Credit Facility, payment to the Administrative Agent of any amount that, after giving effect to the termination of the Commitment of such Affected Lender, is required to be paid pursuant to Section 2.8(d) (Excess Outstandings) and (iii) in the case of a substitution, (A) payment to the Administrative Agent of the assignment fee set forth in Section 11.2(c) and (B) delivery by the Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent whereby the Substitute Lender shall, among other things, agree to be bound by the terms of the Loan Documents and assume the Commitment of the Affected Lender under such Facility. (c) Effectiveness. Upon satisfaction of the conditions set forth in clause (b) above, the Administrative Agent shall record such substitution or payment in the Register, whereupon (i) in the case of any payment in full in any Facility, such Affected Lender’s Commitments in such Facility shall be terminated and (ii) in the case of any substitution in any Facility, (A) the Affected Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and claims of such Affected 76 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lender under the Loan Documents with respect to such Facility, except that the Affected Lender shall retain such rights expressly providing that they survive the repayment of the Obligations and the termination of the Commitments, (B) the Substitute Lender shall become a “Lender” hereunder having a Commitment in such Facility in the amount of such Affected Lender’s Commitment in such Facility and (C) the Affected Lender shall execute and deliver to the Administrative Agent an Assignment to evidence such substitution and deliver any Note in its possession with respect to such Facility; provided, however, that the failure of any Affected Lender to execute any such Assignment or deliver any such Note shall not render such sale and purchase (or the corresponding assignment) invalid. Section 2.19 Incremental Facilities. (a) The Borrower may request (i) prior to the Revolving Credit Termination Date, an increase to the existing Revolving Credit Commitments (any such increase, the “Incremental Revolving Credit Commitment”) and (ii) prior to the Term Loan Maturity Date, the establishment of an additional tranche or tranches of term loans under this Agreement or an increase to an existing tranche of term loans (the “Incremental Term Loan Commitment”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that both at the time of any such request and after giving effect to the effectiveness of any Incremental Amendment referred to below, except as provided in Section 1.3(c), no Event of Default shall exist and at the time that any such Incremental Term Loan Commitment or Incremental Revolving Credit Commitment is made or effected (and after giving effect thereto) no Event of Default shall exist. (b) (i) Each tranche of Incremental Term Loans shall be in an aggregate principal amount that is not less than $5,000,000, (ii) each increase or new tranche of Incremental Revolving Loans shall be in an aggregate principal amount that is not less than $5,000,000 and (iii) the aggregate amount of Incremental Revolving Credit Commitments shall not exceed $10,000,000. (c) The Incremental Term Loans: (i) shall rank pari passu in right of payment and of security with the Term Loans; (ii) shall not mature earlier than the Term Loan Maturity Date; (iii) shall not have a shorter Weighted Average Life to Maturity than the Initial Term Loans; (iv) the amortization schedule and Applicable Margin for the Incremental Term Loans shall be determined by the Borrower and the Lenders of the Incremental Term Loans; (v) if the All-In Yield on the Incremental Term Loans shall exceed the All-In Yield at such time on the Term Loans or the Revolving Loans by more than 0.50% (any such excess, the “Yield Differential”) the then Applicable Margin then in effect for the existing Term Loans or Revolving Loans, as applicable, shall automatically be increased by the Yield Differential, effective upon the making of such Incremental Term Loan; (vi) shall be used solely as permitted by Section 7.9(b); (vii) the covenants and events of default applicable to such Indebtedness are either (x) substantially identical to, or (taken as a whole as determined by the Borrower in good 77 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

faith) no more favorable to the lenders or holders providing such Indebtedness than, those applicable to the Initial Term Loans; provided, that this clause (vii) will not apply to (1) interest rate, fees, funding discounts and other pricing terms, (2) redemption, prepayment or other premiums, (3) optional prepayment terms, and (4) covenants and other terms that are (i) applied to the Term Loans existing at the time of incurrence of such Incremental Term Loans (so that existing Lenders also receive the benefit of such provisions) and/or (ii) applicable only to periods after the latest maturity date of any Term Loans at the time of incurrence of such Incremental Term Loans; provided further, that a certificate of the Borrower delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Incremental Term Loans (or such shorter period as may be agreed by the Administrative Agent), together with a reasonably detailed description of the material covenants and events of default of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees); provided, further that the operation and agency provisions contained in the Incremental Amendment shall be reasonably satisfactory to the Administrative Agent; (viii) may participate in any voluntary or mandatory prepayment of Term Loans; and (ix) on the date of the Borrowing of any Incremental Term Loans that will be of the same tranche as any then-existing tranche of Term Loans, such Incremental Term Loans shall be added to (and constitute a part of, be of the same tranche as and, at the election of the Borrower, have the same Interest Period as) each Borrowing of outstanding Term Loans of such tranche on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Loan Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such tranche; it being acknowledged that the application of this clause (ix) may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term Loans of the relevant tranche and which end on the last day of such Interest Period. (d) Each Incremental Revolving Credit Commitment shall be an increase to the Revolving Credit Commitment. The Incremental Revolving Loans (i) shall rank pari passu in right of payment and of security with the Revolving Loans shall not mature earlier than the Scheduled Revolving Credit Termination Date and (ii) shall be on the same terms and pursuant to the same documentation as the Revolving Loans. (e) No Lender (or any successor thereto) shall have any obligation to issue any commitment for the Incremental Loans, and any decision by a Lender to issue any such commitment shall be made in its sole discretion independently from any other Lender. Existing Lenders will not have any right to participate in, and will not have any right of first refusal or other right to provide all or any portion of, any Incremental Loan except to the extent the Borrower in its discretion, chooses to invite or include any such existing Lender (which may or may not apply to all existing Lenders and may or may not be pro rata among existing Lenders). The Borrower may designate any bank or other financial institution or institutional investor (which may be, but need not be, one or more of the existing Lenders) to issue a commitment for the portion of the Incremental Loan as to which such Lender did not issue a commitment, and, if such other bank or other financial institution or institutional investor is not a party to this Agreement (an “Additional Lender”), such Additional Lender shall become a party to this 78 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Agreement; provided, however, that any Additional Lender must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld or delayed if such consent would be required under Section 11.2 for an assignment of Loans to such Lender or Additional Lender. (f) Commitments in respect of the Incremental Loans shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, subject to clauses (c) and (d) of this Section 2.19, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to (in each case except as set forth in Section 1.3(c)) (i) the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 3.2 (it being understood that all references to “the date of such Credit Event” or similar language in such Section 3.2 shall be deemed to refer to the effective date of such Incremental Amendment), (ii) the payment of fees and expenses owing in respect of the Incremental Loans to the Administrative Agent and the Lenders and (iii) such other conditions as the parties thereto shall agree. (g) This Section 2.19 shall supersede any provisions in Section 11.1 to the contrary. (h) Upon the effectiveness of any Incremental Revolving Credit Commitments, the outstanding Revolving Loans (and participations in outstanding Letters of Credit and Swingline Loans) shall be adjusted as determined by the Administrative Agent so that the Pro Rata Shares of all Revolving Credit Lenders in outstanding Revolving Loans (and participations in outstanding Letters of Credit and Swingline Loans) shall equal their Pro Rata Shares in the Revolving Credit Commitments, in each case, after giving effect to such Incremental Revolving Credit Commitments. (i) Notwithstanding anything to the contrary in this Section 2.19 or in any other provision of any Loan Document, if the proceeds of any Incremental Facility are intended to be applied to finance a Limited Condition Acquisition and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality (including the making and accuracy of customary “specified representations” as may be agreed by the Borrower and the lenders providing such Incremental Facility). Section 2.20 Extensions/Modifications of Loans. (a) Extension/Modification Offers. Pursuant to one or more offers (each, an “Extension/Modification Offer”) made from time to time by the Borrower to all Lenders holding Loans and/or Commitments of a particular tranche with a like maturity date, the Borrower may extend such maturity date and/or otherwise modify the terms of such Loans and/or Commitments pursuant to the terms set forth in an Extension/Modification Offer (each, an “Extension/Modification”). Each Extension/Modification Offer will specify the minimum amount of Loans and/or Commitments with respect to which an Extension/Modification Offer may be accepted, which will be an integral multiple of $1,000,000 and an aggregate principal amount that is not less than $5,000,000, or if less, the aggregate principal amount of such Loans outstanding Extension/Modification Offers will be made on a pro rata basis to all Lenders holding Loans and/or Commitments of a particular tranche with a like maturity date. If the aggregate outstanding principal amount of such Loans (calculated on the face amount thereof) and/or Commitments in respect of which Lenders have accepted an Extension/Modification Offer exceeds the maximum aggregate principal amount of Loans and/or Commitments offered to be extended or and/or modified pursuant to such Extension/Modification Offer, then the Loans and/or Commitments of such 79 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lenders will be extended and/or modified ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension/Modification Offer. There is no requirement that any Extension/Modification Offer or Extension/Modification Amendment be subject to any “most favored nation” pricing provisions. The terms of an Extension/Modification Offer shall be determined by the Borrower and Extension/Modification Offers may contain one or more conditions to their effectiveness, including a condition that a minimum amount of Loans and/or Commitments of any or all applicable tranches be tendered. (b) Extension/Modification Amendments. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (an “Extension/Modification Amendment”) as may be necessary in order to establish new tranches in respect of Extended/Modified Loans and Extended/Modified Commitments and such amendments as permitted by clause (e) below as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches of Loans. This Section 2.20 shall supersede any provisions in Sections 11.1 and 11.9 to the contrary. Extensions and modifications will not constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. (c) Terms of Extension/Modification Offers and Extension/Modification Amendments. The terms of any Extended/Modified Loans and Extended/Modified Commitments will be set forth in an Extension/Modification Offer and as agreed between the Borrower and the Extended/Modified Lenders accepting such Extension/Modification Offer; provided that: (i) the final maturity date of such Extended/Modified Loans and Extended/Modified Commitments will be no earlier than the Scheduled Maturity Date applicable to the Loans and/or Commitments subject to such Extension/Modification Offer; (ii) the Weighted Average Life to Maturity of any Extended/Modified Loans that are Term Loans will be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans subject to such Extension/Modification Offer; (iii) any Extended/Modified Loans that are Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments of Term Loans; (iv) such Extended/Modified Loans and Extended/Modified Commitments are not secured by any assets or property that does not constitute Collateral; (v) such Extended/Modified Loans and Extended/Modified Commitments are not guaranteed by any Subsidiary of the Borrower other than a Guarantor; and (vi) the terms and conditions applicable to Extended/Modified Loans and/or Extended/Modified Commitments substantially identical to, or, taken as a whole, no less favorable to the Group Members (as determined by the Borrower in good faith) than those applicable to the Loans subject to such Extension/Modification Offer; provided further, a certificate of the Borrower delivered to the Administrative Agent at least five Business Days prior to the effectiveness of the Extended/Modified Loans and/or Extended/Modified Commitments, together with a reasonably detailed description of the material covenants of such Extended/Modified Loans and/or Extended/Modified Commitments or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith 80 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees); provided, further, that this clause (vi) will not apply: (A) to (1) terms addressed in the preceding clauses (i), (ii), (iii), (iv) and (v), (2) interest rate, fees, funding discounts and other pricing terms, (3) redemption, prepayment or other premiums, (4) optional prepayment terms, (5) redemption terms, and (6) covenants and events of default applicable only to periods after the Scheduled Maturity Date at the time of incurrence of such Indebtedness; or (B) if an Extension/Modification Offer is made to all the Loans and/or Commitments of a particular tranche and all such Loans and/or Commitments are accepted in such Extension/Modification Offer and amended pursuant to the applicable Extension/Modification Amendment. Any Extended/Modified Loans will constitute a separate tranche of Term Loans and/or Revolving Loans from the Term Loans and/or Revolving Loans held by Lenders that did not accept the applicable Extension/Modification Offer. (d) Extension/Modification of Revolving Credit Commitments. In the case of any Extension/Modification of Revolving Credit Commitments and/or Revolving Loans, the following shall apply: (i) all borrowings and all prepayments of Revolving Loans shall continue to be made on a ratable basis among all Revolving Credit Lenders, based on the relative amounts of their Revolving Credit Commitments, until the repayment of the Revolving Loans attributable to the non-extended and/or non-modified Revolving Credit Commitments on the relevant maturity date; (ii) the allocation of the participation exposure with respect to any then- existing or subsequently issued or made Letter of Credit or Swingline Loan as between the Revolving Credit Commitments of such new tranche and the remaining Revolving Credit Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the maturity date relating to such non-extended and/or non-modified Revolving Credit Commitments has occurred; (iii) no termination of extended and/or modified Revolving Credit Commitments and no repayment of extended and/or modified Revolving Loans accompanied by a corresponding permanent reduction in extended and/or modified Revolving Credit Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of each other tranche of Revolving Loans and Revolving Credit Commitments (or each other tranche of Revolving Credit Commitments and Revolving Loans shall have otherwise been terminated and repaid in full); and (iv) the Scheduled Revolving Credit Termination Date with respect to the Revolving Credit Commitments may not be extended and/or modified without the prior written consent of the L/C Issuer and the Swingline Lender; 81 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(e) Required Consents. No consent of any Lender or any other Person will be required to effectuate any Extension/Modification, other than the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or condition), the Borrower and the applicable Extending/Modifying Lender. The transactions contemplated by this Section 2.20 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended/Modified Loans on such terms as may be set forth in the relevant Extension/Modification Offer) will not require the consent of any other Lender or any other Person, and the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension/Modification or any other transaction contemplated by this Section 2.20 will not apply to any of the transactions effected pursuant to this Section 2.20. Section 2.21 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (a) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.1(c); (b) Reallocation of Defaulting Lender Commitment, Etc. (i) the Letter of Credit participation pursuant to Section 2.4(f) and Swingline Loan participation pursuant to Section 2.3(c), in each case, of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitments; provided that (a) the Outstanding Amount of each Non-Defaulting Lender’s Revolving Loans and L/C Obligations (with the aggregate amount of such Lenders’ risk participations and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Lender) may not in any event exceed the Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (b) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Administrative Agent, the Administrative Agent, the L/C Issuer, the Swingline Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; (ii) to the extent that any portion (the “unreallocated portion”) of the Defaulting Lender’s Letter of Credit participation pursuant to Section 2.4(f) and Swingline Loan participation pursuant to Section 2.3(c) cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the Borrower will, not later than two (2) Business Days after demand by the Administrative Agent (at the direction of the L/C Issuer and/or the Swingline Lender, as the case may be), (1) cash collateralize the obligations of the Borrower to the L/C Issuer and the Swingline Lender in respect of such Letter of Credit participation pursuant to Section 2.4(f) and the Swingline Loan participation pursuant to Section 2.3(c), as the case may be, in an amount equal to the aggregate amount of the unreallocated portion of such Letter of Credit participation pursuant to Section 2.4(f) and the Swingline Loan participation pursuant to Section 2.3(c), or (2) in the case of such Swingline Loan participation pursuant to Section 2.3(c), prepay (subject to clause (iii) below) and/or cash collateralize in full the unreallocated portion thereof, or (3) make other arrangements satisfactory to the Administrative Agent, and to the L/C Issuer and the Swingline Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender; and 82 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(iii) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 9 or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer hereunder (pro rata as to the respective amounts owing to each of them); third, if so determined by the Administrative Agent or requested by the L/C Issuer or the Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing, in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or such extensions of credit from a drawing under a Letter of Credit were made at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and extensions of credit from a drawing under a Letter of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or such extensions of credit from a drawing under a Letter of Credit owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.21(b) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto; (c) Fees. That Defaulting Lender (x) shall not be entitled to receive any fees pursuant to Section 2.11 (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees); provided that, in the case of a Defaulting Lender that was or is a Lender (x) to the extent that a portion of the Letter of Credit participation pursuant to Section 2.4(f) and Swingline Loan participation pursuant to Section 2.3(c) of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.21(b), such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (y) to the extent any portion of such Letter of Credit participation pursuant to Section 2.4(f) and Swingline Loan participation pursuant to Section 2.3(c) cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the L/C Issuer and the Swingline Lender, as applicable, as their interests appear (and the pro rata payment provisions of Sections 2.12 and 2.13 will automatically be deemed adjusted to reflect the provisions of this Section). (d) Defaulting Lender Cure. If the Borrower, the Administrative Agent and, with respect to any Defaulting Lender that is a Revolving Credit Lender, the L/C Issuer and the Swingline 83 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lender, agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with the Pro Rata Share of the aggregate commitments of each Lender (without giving effect to Section 2.21(b)(i)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE 3 CONDITIONS TO LOANS AND LETTERS OF CREDIT Section 3.1 Conditions Precedent to Funding of Loans and Letters of Credit on the Closing Date. The obligation of each Lender to make its Loans that are to be funded on the Closing Date and the obligations of each L/C Issuer to Issue, or cause to be Issued, any Letter of Credit on the Closing Date is subject to the satisfaction or due waiver of each of the following conditions precedent: (a) Certain Documents. The Administrative Agent shall have received on or prior to the Closing Date each of the following, each dated as of the Closing Date unless otherwise agreed by the Initial Lenders: (i) this Agreement, duly executed by the Borrower and Holdings and, for the account of each Lender having requested the same by notice to the Administrative Agent and the Borrower received by each at least 3 Business Days prior to the Closing Date (or such later date as may be agreed by the Borrower), Notes in each applicable Facility conforming to the requirements set forth in Section 2.14(e); (ii) the Guaranty and Security Agreement, duly executed by each applicable Loan Party (other than Holdings) together with all UCC financing statements, required thereby, together with (A) copies of UCC, Intellectual Property and other appropriate search reports and of all effective prior filings listed therein to the extent requested by the Administrative Agent at least 30 days prior to the Closing Date and (B) all documents representing all certificated Securities (with respect to the Stock and Stock Equivalents of the Borrower and its domestic Subsidiaries) being pledged pursuant to such Guaranty and Security Agreement and related undated powers or endorsements duly executed in blank and (C) all documents required for the perfection of all security interests in all Collateral as required by the Guaranty and Security Agreement and this Agreement and set forth on Schedule 3.1(a), provided that to the extent any Collateral securing any portion of the Facilities may not be perfected by the filing of a UCC financing statement or the filing of intellectual property security agreements with the United States Patent and Trademark Office or the United States Copyright Office on or prior to the Closing Date, after the Borrower’s use of commercially reasonable efforts to do so, then the perfection of the security interest in such collateral shall not constitute a condition precedent to the availability of the Term Loan Facility or the Revolving Credit Facility on the Closing Date but, instead, shall be accomplished within 90 days after the Closing Date or such longer time as may be agreed by the Administrative Agent in its reasonable discretion; 84 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(iii) duly executed favorable opinions of Cravath, Swaine & Moore LLP, in its capacity as special New York counsel for the Loan Parties, Richards, Layton & Finger, PA, in its capacity as special Delaware counsel for the Loan Parties, and Dorsey & Whitney LLP, in its capacity as special Texas counsel for the Loan Parties, in each case addressed to the Administrative Agent, the L/C Issuers and the Lenders in form and substance reasonably satisfactory to the Administrative Agent; (iv) a copy of each Constituent Document of each Loan Party that is on file with any Governmental Authority in the jurisdiction of its organization or formation, as applicable, of such Loan Party, certified as of a recent date by such Governmental Authority, together with, if applicable, certificates attesting to the good standing of such Loan Party in such jurisdiction; (v) a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party executing any Loan Document, (B) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification (or, for any such Constituent Document delivered pursuant to clause (iv) above, that there have been no changes from such Constituent Document so delivered) and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of each Loan Document to which such Loan Party is a party; (vi) a certificate of a Responsible Officer of the Borrower as to the matters set forth in Section 3.1(f); and (vii) a Notice of Borrowing. (b) Fees and Expenses. All reasonable and reasonably documented out-of-pocket costs, fees and expenses payable to the Lenders under the Loan Documents and the Fee Letter shall be substantially contemporaneously paid to the extent then due; provided that an invoice shall have been provided to the Borrower at least two Business Days prior to the Closing Date. (c) Solvency. The Administrative Agent shall have received a solvency certificate in the form attached hereto as Exhibit J from the chief financial officer (or other officer with equivalent duties) of the Borrower (or at the Buyer’s option, of the Buyer). (d) KYC. To the extent requested by the Administrative Agent not less than ten (10) days prior to the Closing Date, the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including the PATRIOT Act. (e) Material Adverse Effect. Since the date of the Acquisition Agreement, no event, change, occurrence or circumstance shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Acquisition Agreement) that would result in a failure of a condition to Buyer’s (or its Affiliates’) obligations to effect the Acquisition under the Acquisition Agreement. (f) Representations and Warranties. As of the Closing Date, after giving effect to the Related Transactions, the Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects; provided that to the extent that any representation and 85 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

warranty specifically refers to a given date or period, it is true and correct in all material respects as of such date or for such period; provided, further, that a failure of any Acquisition Agreement Representation to be true and correct shall not result in a failure of the condition precedent to the initial availability and funding of the Facilities on the Closing Date, unless such failure (x) such failure or breach results in a failure of a condition precedent to the obligations of the Buyer or Parent to effect the Acquisition under the Acquisition Agreement or (y) such breach gives the Buyer or Parent the right (after giving effect to any notice and cure provisions) to terminate its obligations (or to refuse to consummate the Acquisition) under the Acquisition Agreement. (g) Consummation of Transactions. Prior to or substantially concurrently with the initial Borrowing on the Closing Date, (i) the Equity Contribution shall have been made in an amount at least equal to the Minimum Equity Contribution, (ii) the Refinancing shall have been consummated and (iii) the Acquisition shall have been consummated. The Acquisition Agreement shall not have been amended or waived, and no consents shall have been given with respect thereto, in any material respect, by Parent or the Buyer in a manner materially adverse to the Initial Lenders without the consent of Ares (such consent not to be unreasonably withheld, conditioned or delayed), it being understood that (a) any change to the terms of the Acquisition Agreement that decreases the consideration required to be paid in cash thereunder shall be deemed not to be materially adverse to the Initial Lenders so long as such reduction in consideration is allocated (i) first, to a reduction in the Equity Contribution until the Equity Contribution equals the Minimum Equity Contribution and (ii) thereafter (A) 60% to a reduction in any amounts to be funded under the Term Loan Facility and (B) 40% to a reduction in the Equity Contribution, (b) any change to the terms of the Acquisition Agreement that increases the consideration to be paid in cash thereunder shall be deemed not to be materially adverse to the Initial Lenders if such increase is funded with an increase in the aggregate amount of the Equity Contribution, (c) the granting of any consent under the Acquisition Agreement that is not materially adverse to the interests of the Initial Lenders shall not otherwise constitute an amendment or waiver and (d) any change to the definition of “Material Adverse Effect” in the Acquisition Agreement shall be deemed materially adverse to the Initial Lenders. (h) Financial Statements and Pro Forma Financial Information. The Administrative Agent shall have received (i) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Quarter ended December 31, 2017 and (ii) a pro forma consolidated balance sheet for the Borrower and its Subsidiaries as of May 10, 2018, after giving effect to the initial funding of the Loans on the Closing Date, the Transactions and the Acquisition, such pro forma balance sheet to be prepared by the Buyer in good faith and which need not comply with Regulation S-X under the Securities Act. Section 3.2 Conditions Precedent to Funding of Loans and Letters of Credit after the Closing Date. Subject to Section 1.3(c) and Section 2.19, the obligation of each Lender on any date after the Closing Date to make any Loan and of each L/C Issuer to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent: (a) Request. The Administrative Agent (and, in the case of any Issuance, the relevant L/C Issuer), shall have received, to the extent required by Article II, a written, timely and duly executed and completed Notice of Borrowing, Swingline Request or, as the case may be, L/C Request. (b) Representations and Warranties; No Defaults. The following statements shall be true on such date, both before and after giving effect to such Loan or, as applicable, such Issuance: (i) the representations and warranties set forth in any Loan Document (x) shall be true and correct in all material respects on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date or (y) shall be untrue in any material respect and the 86 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Administrative Agent and the Required Lenders shall not have determined not to make the Term Loan, Revolving Loan or Issuance as a consequence thereof, and (ii) (x) no Default or Event of Default shall be continuing or (y) a Default or Event of Default shall be continuing and the Administrative Agent and the Required Lenders shall not have determined not to make the Term Loan, Revolving Loan or Issuance as a consequence thereof. The representations and warranties set forth in any Notice of Borrowing, Swingline Request or L/C Request (or any certificate delivered in connection therewith) shall be deemed to be made again on and as of the date of the relevant Loan or Issuance and the acceptance of the proceeds thereof or of the delivery of the relevant Letter of Credit. Section 3.3 Determinations of Initial Borrowing Conditions. For purposes of determining compliance with the conditions specified in Section 3.1, each Lender shall be deemed to be satisfied with each document and each other matter required to be satisfactory to such Lender unless, prior to the Closing Date, the Administrative Agent receives notice from such Lender specifying such Lender’s objections and such Lender has not made available its Pro Rata Share of any Borrowing scheduled to be made on the Closing Date. Section 3.4 Conditions Precedent to Delayed-Draw Term Loans. Subject, in each case, to Section 1.3(c), the obligation of each Lender to make the Delayed-Draw Term Loans is subject to the satisfaction or due waiver of each of the following conditions precedent: (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated as of the applicable Delayed-Draw Effective Date unless otherwise agreed by the Administrative Agent: (i) for the account of each Lender having requested the same by notice to the Administrative Agent and the Borrower received by each at least 3 Business Days prior to the applicable Delayed-Draw Effective Date (or such later date as may be agreed by the Borrower), Notes with respect to the Delayed-Draw Term Loan Facility conforming to the requirements set forth in Section 2.14(e); and (ii) a certificate of a Responsible Officer of the Borrower (A) certifying that each condition set forth in Section 3.4(b) has been satisfied, (B) certifying that the Leo Acquisition is to be financed with the proceeds of the Delayed-Draw Term Loan and shall have been consummated substantially concurrently with the advance of the Delayed-Draw Term Loan, and (C) attaching thereto are complete and correct copies of (1) the acquisition agreement related to such acquisition and (2) such other related documents as are available and otherwise required to be delivered to the Administrative Agent in connection with such acquisition. (b) Representations and Warranties; No Defaults. The following statements shall be true on such date, both before and after giving effect to such Delayed-Draw Term Loan: (i) the representations and warranties set forth in the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, unless all Delayed-Draw Term Loan Lenders shall otherwise agree, and (ii) no Default or Event of Default shall be continuing, unless all Delayed-Draw Term Loan Lenders shall otherwise agree. (c) Financial Conditions. On the Delayed-Draw Effective Date calculated on a Pro Forma Basis after giving effect to the funding of the Delayed-Draw Term Loans to be made on such date and the consummation of the Leo Acquisition and the other transactions described herein that are to occur 87 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

on such Delayed-Draw Effective Date, the Consolidated First Lien Leverage Ratio as of such Delayed- Draw Effective Date shall not exceed shall not exceed 4.50:1.00. (d) Delayed-Draw Effective Date. The Delayed-Draw Effective Date shall be a date on or before the Delayed-Draw Commitment Termination Date. ARTICLE 4 REPRESENTATIONS AND WARRANTIES To induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Loan Documents, the Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) represents and warrants to each of them (a) on and as of the Closing Date, that the Acquisition Agreement Representations and the Specified Representations are true and correct and (b) on and as of each date after the Closing Date applicable pursuant to Section 3.2, to each of the following: Section 4.1 Corporate Existence; Compliance with Law. Holdings and each Group Member (a) is (x) duly organized and validly existing under the laws of the jurisdiction of its organization and (y) in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is necessary, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its material properties, to lease or sublease the material properties it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, lease, sublease, operation, occupation or conduct of business, except, in each case referred to in this Section 4.1 (other than clauses (a)(x) and (c) with respect to the Loan Parties) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 4.2 Loan Documents. (a) Power and Authority. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated therein (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any applicable Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of any Loan Party or any of its Subsidiaries (including other Loan Documents), in the case of clauses (B) and (C), other than those that would not, in the aggregate, have a Material Adverse Effect and are not created or caused by, or a conflict, breach, default or termination or acceleration event under, any Loan Document, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person, the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect, other than (A) with respect to the Loan Documents, the filings required to perfect the Liens created by the Loan Documents and (B) those listed on Schedule 4.2 and that have been, or will be prior to the Closing Date, obtained or made, copies of which have been, or will be prior to the Closing Date, delivered to the Administrative Agent, and each of which on the Closing Date will be in full force and effect. (b) Due Execution and Delivery. From and after its delivery to the Administrative Agent, each Loan Document and Related Document has been duly executed and delivered to the other 88 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

parties thereto by each Loan Party party thereto, is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally, by equitable principals relating to enforceability and by principles of good faith and fair dealing. Section 4.3 Ownership of Group Members. Set forth on Schedule 4.3 is a complete and accurate list showing, as of the Closing Date, for each Group Member and each Subsidiary of any Group Member and each joint venture of any of them, its jurisdiction of organization, the number of shares of each class of Stock outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower or Holdings. All outstanding Stock of each of them has been validly issued, is fully paid and non-assessable (to the extent applicable) and, except in the case of Holdings, is owned beneficially and of record by a Group Member free and clear of all Liens other than inchoate Liens arising by operation of law and the security interests created by the Loan Documents and, in the case of joint ventures, Permitted Liens. As of the Closing Date, there are no Stock Equivalents with respect to the Stock of any Group Member (other than Holdings) or any Subsidiary of any Group Member or any joint venture of any of them. As of the Closing Date, there are no Contractual Obligations or other understandings to which any Group Member, any Subsidiary of any Group Member or any joint venture of any of them is a party with respect to (including any restriction on) the issuance, voting, Sale or pledge of any Stock or Stock Equivalent of any Group Member or any such Subsidiary or joint venture. Section 4.4 Financial Statements. (a) The unaudited Consolidated balance sheets of the Borrower as at December 31, 2017 and the related consolidated statements of income, retained earnings and cash flows of the Borrower for the three months then ended, copies of each of which have been furnished to the Administrative Agent fairly present in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower as at the dates indicated and for the periods indicated in accordance with GAAP. (b) On the Closing Date, none of the Borrower or its Subsidiaries has any material liability or other obligation of a nature required to be reflected on a balance sheet prepared in accordance with GAAP or in the notes thereto, (including Indebtedness, Guaranty Obligations, contingent liabilities and liabilities for taxes, long-term leases and unusual forward or long-term commitments) that is not reflected in or reserved against the Financial Statements referred to in clause (a) above or in the notes thereto, other than liabilities and obligations that (i) constitute Indebtedness permitted by Section 8.1, (ii) have been incurred in the ordinary course of business since December 31, 2017 or (iii) are not, individually or in the aggregate, expected to result in liabilities to Holdings and its Subsidiaries greater than $2,500,000. (c) The pro forma unaudited consolidated balance sheet of the Borrower and its Subsidiaries delivered to Administrative Agent prior to the date hereof, has been prepared as of May 10, 2018 and reflects as of such date, on a pro forma basis for the transactions contemplated herein, the consolidated financial condition of the Borrower and its Subsidiaries. Section 4.5 Material Adverse Effect. Since December 31, 2017, there have been no events, circumstances, developments or other changes in facts that have had, in the aggregate, a Material Adverse Effect. Section 4.6 Solvency. Both before and after giving effect to (a) the Loans and Letters of Credit made or Issued on or prior to the date this representation and warranty is made, (b) the disbursement of the proceeds of such Loans, (c) the consummation of the Related Transactions, and (d) 89 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

the payment and accrual of all transaction costs in connection with the foregoing, Borrower and its Subsidiaries on a consolidated basis are Solvent. Section 4.7 Litigation. There are no pending (or, to the knowledge of any Group Member, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes affecting the Borrower, any of its Subsidiaries, with, by or before any Governmental Authority other than those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.8 Taxes. All federal, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been paid prior to the date on which any Liability may be added thereto for non-payment thereof, except (a) for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP or (b) for which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority, except as would not reasonably be expected to have a Material Adverse Effect. Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 4.9 Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of, and no proceeds of any Loan or other extensions of credit hereunder will be used for the purpose of, buying or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board) or extending credit to others for the purpose of purchasing or carrying any such margin stock, in each case in contravention of Regulation T, U or X of the Federal Reserve Board. Section 4.10 No Defaults. Neither Holdings nor any Group Member is in default under or with respect to any Loan Document, other than those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.11 Investment Company Act. Neither Holdings nor any Group Member is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940. Section 4.12 Labor Matters. There are no strikes, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Group Member, threatened) against or involving any Group Member, except, for those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.12, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Group Member, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Group Member and (c) to the knowledge of any Group Member, no such representative has sought certification or recognition with respect to any employee of any Group Member, except, in each case, as would not reasonably be expected to have a Material Adverse Effect. 90 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 4.13 ERISA. Except as would not have a Material Adverse Effect, each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code so qualifies. Except for those that would not, in the aggregate, have a Material Adverse Effect, (a) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (b) there are no existing or pending (or to the knowledge of any Group Member, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigations involving any Benefit Plan to which any Group Member incurs or otherwise has an obligation or any Liability and (c) no ERISA Event has occurred or is reasonably expected to occur. Except as would not have a Material Adverse Effect, no ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made. Section 4.14 Environmental Matters. Except as set forth on Schedule 4.14, (a) the operations of each Group Member are and have been in compliance with all applicable Environmental Laws, including obtaining, maintaining and complying with all Permits required by any applicable Environmental Law, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of resulting in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect, (b) no Group Member is party to, and no Group Member and no real property currently (or to the knowledge of any Group Member previously) owned, leased, subleased, operated or otherwise occupied by or for any Group Member is subject to or the subject of, any Contractual Obligation or any pending (or, to the knowledge of any Group Member, threatened) order, action, investigation, suit, proceeding, claim, written demand, dispute or notice of violation or of potential liability or similar notice under or pursuant to any Environmental Law other than those that, in the aggregate, are not reasonably likely to result in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect, (c) no Lien in favor of any Governmental Authority securing, in whole or in part, Material Environmental Liabilities has attached to any property of any Group Member and, to the knowledge of any Group Member, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property, except as would not reasonably be expected to have a Material Adverse Effect, (d) no Group Member has caused or permitted to occur a Release of Hazardous Materials at, to or from any real property of any Group Member and each such real property is, to the knowledge of the Group Member, free of contamination by any Hazardous Materials except for such Release or contamination that could not reasonably be expected to result, in the aggregate, in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect, (e) no Group Member (i) is or has been engaged in, or has permitted any current or former tenant to engage in, operations, or (ii) knows of any facts, circumstances or conditions, including receipt of any information request or notice of potential responsibility under CERCLA or similar Environmental Laws, that, in the aggregate, would have a reasonable likelihood of resulting in Environmental Liabilities that would reasonably be expected to have a Material Adverse Effect and (f) each Group Member has made available to the Administrative Agent copies of all existing environmental reports, reviews and audits and all documents pertaining to actual or potential Environmental Liabilities that are reasonably be expected to have a Material Adverse Effect, in each case to the extent such reports, reviews, audits and documents are in their possession, custody or control. Section 4.15 Intellectual Property. Each Group Member owns, licenses or otherwise has a valid right to use all Intellectual Property that is necessary for the operations of its businesses as currently conducted, except as the failure to own, license or otherwise have a valid right to use such Intellectual Property would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of each Group Member, (a) the conduct and operations of the businesses of each Group Member does not infringe, misappropriate, dilute, or otherwise violate any Intellectual Property owned by any other Person and (b) no other Person has in the past three (3) years contested in writing any right, title or interest of any Group Member in, or relating to, any Intellectual Property owned 91 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

by any Group Member other than, in each case (a) and (b), as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition, (x) there are no pending (or, to the knowledge of any Group Member, threatened) actions, investigations, suits, proceedings, audits, claims, written demands, orders or disputes affecting any Group Member with respect to, any Intellectual Property owned by any such Group Member and (y) no judgment or order regarding any such claim has been rendered by any competent Governmental Authority, and no settlement agreement or similar Contractual Obligation has been entered into by any Group Member, with respect to any Intellectual Property owned by such Group Member, other than, in each case (x) and (y), as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. On the Closing Date, all material Intellectual Property owned by any Group Member is unexpired, and subsisting, and to the knowledge of each Group Member, valid, in full force and effect, and enforceable, and no material Intellectual Property owned by any Group Member has been abandoned, except as would not reasonably be expected to have a Material Adverse Effect. Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, no breach or default of any IP License shall be caused by any of the following, and none of the following shall limit or impair the ownership, use, validity, or enforceability of, or any rights of any Group Member in the Intellectual Property owned by such Group Member: (i) the consummation of the transactions contemplated by any of the Loan Documents or (ii) any holding, decision, judgment or order that has been rendered by any Governmental Authority. To the knowledge of each Group Member, no Person is infringing, misappropriating, diluting, or otherwise violating any Intellectual Property owned by any of the Group Members except as would not reasonably be expected to have a Material Adverse Effect. Section 4.16 Title; Real Property. (a) Except as the same may have been disposed of in the ordinary course of business or otherwise in compliance with the terms hereof and except as would not reasonably be expected to have a Material Adverse Effect, each Group Member has good and marketable fee simple title to all owned real property and valid leasehold interests in all leased real property, and owns all tangible personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Borrower, and none of such property is subject to any Lien except Permitted Liens. (b) Set forth on Schedule 4.16 is, as of the Closing Date, (i) a complete and accurate list of all real property owned in fee simple by any Loan Party or in which any Group Member owns a leasehold interest setting forth, for each such real property, the current street address (including, where applicable, county, state and other relevant jurisdictions), the record owner thereof and, where applicable, each lessee and sublessee thereof and (ii) any lease, sublease, license or sublicense of such real property by any Loan Party. Section 4.17 Full Disclosure. The written information prepared or furnished by or on behalf of any Group Member in connection with any Loan Document, when taken as a whole when furnished (including the information contained in any Financial Statement or Disclosure Document, but excluding any projections, forward looking statements, general market data, information of a general economic or industry specific nature and projections) or the consummation of any Related Transaction or any other transaction contemplated therein, when taken as a whole does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading (after giving effect to all updates thereto). Section 4.18 Patriot Act. Neither Holdings nor any Group Member (and, to the knowledge of each Group Member, no joint venture or subsidiary thereof) is in violation in any material respects of any Requirements of Law relating to terrorism, sanctions or money laundering, including the United States Executive Order No. 13224 on Terrorist Financing and the Patriot Act. 92 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 4.19 Foreign Assets Control Regulations and Anti-Money Laundering. Each Group Member is and will remain in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all applicable anti-money laundering and counter- terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it, in each case to the extent that failure to so comply could reasonably be expected to result in (i) the imposition of a penalty or fine or (ii) a suspension or material impairment of such Group Member’s operations or business. No Group Member nor any of its Subsidiaries or any director, officer or employee of any of the foregoing (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under U.S. law. No part of the proceeds of any Loan will be used for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. ARTICLE 5 FINANCIAL COVENANT The Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than Obligations under Secured Hedging Agreements and contingent indemnification obligations in respect of which no claim has been asserted) or any Commitment remains outstanding: Section 5.1 Maximum Consolidated Total Leverage Ratio. (a) Other than as provided for in Section 5.1(b), the Borrower shall not have, on the last day of each Fiscal Quarter set forth below (it being understood and agreed that this Section 5.1 shall not apply prior to September 30, 2018), a Consolidated Total Leverage Ratio greater than the maximum ratio set forth opposite such Fiscal Quarter: MAXIMUM CONSOLIDATED TOTAL FISCAL QUARTER ENDING LEVERAGE RATIO September 30, 2018 5.50:1.00 December 31, 2018 5.50:1.00 March 31, 2019 5.50:1.00 June 30, 2019 5.50:1.00 September 30, 2019 5.50:1.00 December 31, 2019 5.50:1.00 93 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

March 31, 2020 5.00:1.00 June 30, 2020 5.00:1.00 September 30, 2020 5.00:1.00 December 31, 2020 5.00:1.00 March 31, 2021 4.50:1.00 June 30, 2021 4.50:1.00 September 30, 2021 4.50:1.00 December 31, 2021 4.50:1.00 March 31, 2022 and each Fiscal Quarter ending 4.00:1.00 thereafter (b) Upon the consummation of any Permitted Acquisition or other acquisition constituting an Investment permitted by this Agreement that, in each case, would result in an increase in the LTM EBITDA of the Borrower and its Restricted Subsidiaries of at least 15% (calculated prior to giving effect to such Permitted Acquisition or Investment) (any such Permitted Acquisition or other acquisition, a “Specified Acquisition”), each of the maximum Consolidated Total Leverage Ratio covenant levels set forth in Section 5.1(a) above shall be automatically increased by an amount equal to the difference between (i) the Consolidated Total Leverage Ratio recomputed on a Pro Forma Basis after giving effect to the Specified Acquisition and (ii) the Consolidated Total Leverage Ratio immediately prior to giving effect to such Specified Acquisition. Section 5.2 Borrower’s Right to Cure. Notwithstanding anything to the contrary contained in Article 9, in the event that any Group Member fails to comply with the requirements of Section 5.1, any cash equity contribution made to the Borrower (in the form of (or in respect of) (x) common equity or (y) preferred equity (other than Disqualified Stock)) after the beginning of a Fiscal Quarter and on or prior to the day that is ten Business Days after the day on which Financial Statements are required to be delivered for such Fiscal Quarter under Section 6.1, will, at the request of the Borrower, be included in the calculation of LTM EBITDA for the purposes of determining compliance with any covenant in Section 5.1 at the end of such Fiscal Quarter and applicable subsequent periods which include such Fiscal Quarter (any such equity contribution so included in the calculation of LTM EBITDA, a “Specified Equity Contribution”); provided that (a) no more than two Specified Equity Contributions may be made in any consecutive four Fiscal Quarter period, and no more than five Specified Equity Contributions may be made during the term of the Term Loan Facility, (b) a Specified Equity Contribution shall not be greater than the amount required to cause the Borrower to be in compliance with the covenant in Section 5.1 as of the end of such Fiscal Quarter, (c) the Specified Equity Contributions shall be counted solely for the purposes of compliance with Section 5.1 and shall not be included for the purposes of determining the availability or amount of any covenant baskets or carve-outs or for determining the Applicable Margin or the proportion of Excess Cash Flow required to prepay the Term Loans and (d) the Specified Equity Contribution shall not, with respect to the Fiscal Quarter when made, reduce Indebtedness for purposes of calculating the covenants in Section 5.1. 94 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

ARTICLE 6 REPORTING COVENANTS The Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than Obligations in connection with Secured Hedging Agreements and contingent indemnification obligations in respect of which no claim has been asserted) or any Commitment remains outstanding: Section 6.1 Financial Statements. The Borrower shall deliver to the Administrative Agent each of the following: (a) Monthly Reports. Within 30 days after the end of each of the first two Fiscal Months of each Fiscal Quarter (commencing with the first full such Fiscal Month ending after the Closing Date; provided that such monthly financial statements for the first two such Fiscal Months shall be due within 45 days), the Consolidated unaudited balance sheet of the Borrower as of the close of such Fiscal Month and related Consolidated statements of income and cash flow for such Fiscal Month and that portion of the Fiscal Year ending as of the close of such Fiscal Month, in each case in the form prepared for the Borrower’s board of directors; provided that such financial statements may reflect those exceptions to GAAP set forth on disclosure schedules to the Acquisition Agreement. (b) Quarterly Reports. Within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (commencing with the first full such Fiscal Quarter ending after the Closing Date; provided that such quarterly financial statements for the first two such Fiscal Quarters shall be due within 60 days), the Consolidated unaudited balance sheet of the Borrower as of the close of such Fiscal Quarter and related Consolidated statements of income and cash flow for such Fiscal Quarter and that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, setting forth in comparative form the figures for the corresponding period in the prior Fiscal Year and the figures contained in the latest Projections delivered to the Administrative Agent, in each case certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower as at the dates indicated and for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure, purchase accounting and normal year-end audit adjustments); provided that such financial statements may reflect those exceptions to GAAP set forth on the disclosure schedules to the Acquisition Agreement. (c) Annual Reports. Within 120 days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2018; provided that such annual financial statements for the first Fiscal Year ending December 31, 2018 shall be due within 180 days), the Consolidated balance sheet of the Borrower as of the end of such year and related Consolidated statements of income, stockholders’ equity and cash flow for such Fiscal Year, each prepared in accordance with GAAP, together with a report by the Group Members’ Accountants that such Consolidated Financial Statements fairly present in all material respects the Consolidated financial position, results of operations and cash flow of the Borrower as at the dates indicated and for the periods indicated therein in accordance with GAAP without qualification as to the scope of the audit or as to going concern and without any other similar qualification; provided that such report may include a “going concern” qualification relating to an anticipated or actual, default under any financial covenant or to any upcoming maturity date with respect to any Indebtedness; provided further, that such financial statements may reflect those exceptions to GAAP set forth on the disclosure schedules to the Acquisition Agreement. (d) Compliance Certificate. Together with each delivery of any Financial Statement pursuant to clauses (b) and (c) above, a Compliance Certificate duly executed by a Responsible Officer of 95 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

the Borrower that, among other things, (i) shows in reasonable detail the calculations used in determining compliance with the financial covenant contained in Article V and, if delivered together with any Financial Statement pursuant to clause (c) above (commencing with the Financial Statements for the Fiscal Year ending December 31, 2019), the calculations used in determining Excess Cash Flow, (ii) demonstrates compliance with each financial covenant contained in Article V that is tested on a quarterly basis and (iii) states that no Default is continuing as of the date of delivery of such Compliance Certificate or, if a Default is continuing, states the nature thereof and the action that the Borrower proposes to take with respect thereto. (e) Additional Projections. As soon as available and in any event not later than 90 days after the end of each Fiscal Year, the annual business plan of the Group Members for the Fiscal Year next succeeding such Fiscal Year in the form prepared for the Borrower’s board of directors or equivalent body. (f) Management Discussion and Analysis. Together with each delivery of any Financial Statements pursuant to clause (c) above, a discussion and analysis of the financial condition and results of operations of the Group Members (taken as a whole) for the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the previous Fiscal Year in the form prepared for the Borrower’s board of directors or equivalent body. (g) Unrestricted Subsidiaries; Consolidating Financial Statements. Simultaneously with the delivery of the financial statements referred to in Sections 6.1(b) and (c) above, consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements. (h) Audit Reports, Management Letters, Etc. If reasonably requested in writing by the Administrative Agent, together with the delivery of Financial Statements pursuant to clause (c) above, uncertified copies of each final management letter, audit report or similar letter or report received by any Group Member from any independent registered certified public accountant (including the Group Members’ Accountants) in connection with such Financial Statements or any audit thereof. Notwithstanding the foregoing, the obligations in Sections 6.1(a), (b) and (c) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (i) the applicable financial statements of any direct or indirect parent of the Borrower that holds all of the Stock of the Borrower or (ii) the Borrower’s or such entity’s form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission; provided that, to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand. Financial statements required to be delivered pursuant to Sections 6.1(a) and (b) will not be required to contain purchase accounting adjustments to the extent it is not practicable to include such adjustments in such financial statements. Section 6.2 Other Events. The Borrower shall give the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing) promptly after any Responsible Officer of any Group Member knows of it: 96 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) (i) any Default and (ii) any event that has had a Material Adverse Effect, specifying, in each case, the nature and anticipated effect thereof and any action proposed to be taken in connection therewith, (b) the commencement of, or any material developments in, any action, investigation, suit, proceeding, audit, claim, demand, order or dispute with, by or before any Governmental Authority or with respect to any other Proceeding, in each case, affecting any Group Member or any property of any Group Member that if adversely determined would have a Material Adverse Effect, and (c) the acquisition of any material real property, the value of which is in excess of $3,000,000. Section 6.3 Copies of Notices and Reports. The Borrower shall promptly deliver to the Administrative Agent copies of all documents that any Group Member files with the Securities and Exchange Commission, the Financial Industry Regulatory Authority, any securities exchange or any Governmental Authority exercising similar functions that become publicly available. Section 6.4 Taxes. The Borrower shall give the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing) promptly after any Responsible Officer of any Group Member knows or has reason to know of it: (a) the creation, or filing with the IRS or any other Governmental Authority, of any Contractual Obligation or other document extending, or having the effect of extending, the period for assessment or collection of any taxes with respect to any Tax Affiliate, and (b) (b) the creation of any Contractual Obligation of any Tax Affiliate, or the receipt of any request directed to any Tax Affiliate, to make any adjustment under Section 481(a) of the Code, by reason of a change in accounting method or otherwise, in each case with respect to clause (a) or (b) above which would have a Material Adverse Effect. Section 6.5 Labor Matters. The Borrower shall give the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed in writing), promptly after, and in any event within 30 days after any Responsible Officer of any Group Member knows of it: (a) the commencement of any labor dispute to which any Group Member is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person’s plants and other facilities, or (b) the incurrence by any Group Member of any Worker Adjustment and Retraining Notification Act or related or similar liability incurred with respect to the closing of any plant or other facility of any such Person, in each case with respect to clause (a) or (b) above, other than, those that would not, in the aggregate, have a Material Adverse Effect. Section 6.6 ERISA Matters. The Borrower shall give the Administrative Agent (a) promptly, and in any event within 10 days, after any Responsible Officer of any Group Member knows of any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, which termination would be reasonably likely to require any Group Member to make any material payment in 97 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

respect thereof, a copy of such notice and (b) promptly, and in any event within 10 days, after any Responsible Officer of any Group Member knows that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan which, in either case, would be reasonably likely to result in a Material Adverse Effect (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto. Section 6.7 Environmental Matters. (a) The Borrower shall provide the Administrative Agent notice of each of the following (which may be made by telephone if promptly confirmed by the Borrower in writing) promptly after any Responsible Officer of any Group Member knows of it (and, upon reasonable request of the Administrative Agent, documents and information in connection therewith): (i) (A) unpermitted Releases, (B) the receipt by any Group Member of any notice of violation of or potential liability or similar notice under, or the existence of any condition that could reasonably be expected to result in violations of or liabilities under, any Environmental Law or (C) the commencement of, or any material change to, any action, investigation, suit, proceeding, audit, claim, written demand, dispute alleging a violation of or liability under any Environmental Law, that, for each of clauses (A), (B) and (C) above (and, in the case of clause (C), if adversely determined), in the aggregate for each such clause, could reasonably be expected to result in Material Environmental Liabilities; (ii) the receipt by any Group Member of notification that any property of any Group Member is subject to any Lien in favor of any Governmental Authority securing, in whole or in part, Material Environmental Liabilities; and (iii) any proposed acquisition or lease of real property (except as part of any Permitted Acquisition) if such acquisition or lease would have a reasonable likelihood of resulting in Material Environmental Liabilities. Upon reasonable request of the Administrative Agent, the Borrower shall provide the Administrative Agent a report containing an update as to the status of any environmental, health or safety compliance, hazard or liability issue or condition identified in any document delivered to any Secured Party pursuant to any Loan Document reasonably believed by the Administrative Agent to result in Material Environmental Liabilities. Section 6.8 Other Information. The Borrower shall provide the Administrative Agent with such other documents and information with respect to the business, property, condition (financial or otherwise), legal, financial or corporate or similar affairs or operations of any Group Member (including any information required by bank regulatory authorities under applicable “know your customer” rules and regulations) as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request. ARTICLE 7 AFFIRMATIVE COVENANTS The Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than Obligations in connection with Secured Hedging Agreements and 98 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

contingent indemnification obligations in respect of which no claim has been asserted) or any Commitment remains outstanding: Section 7.1 Maintenance of Corporate Existence. The Borrower shall, and shall cause each other Group Member to (a) preserve and maintain its legal existence, except in the consummation of transactions expressly permitted by Sections 8.4 and 8.7, and (b) preserve and maintain its rights (charter and statutory), privileges, franchises and Permits required in the conduct of its business, except, in the case of this clause (b), where the failure to do so would not, in the aggregate, have a Material Adverse Effect. Section 7.2 Compliance with Laws, Etc. The Borrower shall, and shall cause each other Group Member to, comply with all applicable Requirements of Law (including Environmental Laws, ERISA and Healthcare Laws) and all applicable Permits (including Healthcare Permits), except for such failures to comply that would not, in the aggregate, have a Material Adverse Effect. Section 7.3 Payment of Obligations. The Borrower shall, and shall cause each other Group Member to, pay or discharge before they become delinquent (a) all material claims, taxes, assessments, charges and levies imposed by any Governmental Authority and (b) all other lawful claims in each case that if unpaid would, by the operation of applicable Requirements of Law, become a Lien upon any property of any Group Member (other than Permitted Liens), except, with respect to clause (a) or (b) above, for those whose amount or validity is being contested in good faith by proper proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Group Member in accordance with GAAP, or those for which the failure to pay would not, in the aggregate, have a Material Adverse Effect. Section 7.4 Maintenance of Property. The Borrower shall, and shall cause each other Group Member to, shall maintain and preserve (a) in substantially the same working order and condition as of the date of this Agreement of all of its material tangible property necessary in the conduct of its business and ordinary wear and tear, casualty and condemnation excepted, and (b) all rights, permits, licenses, approvals and privileges (including all Permits) necessary in the conduct of its business, and shall make all necessary or appropriate filings with, and give all required notices to, Governmental Authorities, except for such failures to maintain and preserve the items set forth in clauses (a) and (b) above that would not, in the aggregate, have a Material Adverse Effect. Section 7.5 Maintenance of Insurance. The Borrower shall, and shall cause each other Group Member to (a) maintain or cause to be maintained in full force and effect all policies of insurance of any kind with respect to the property and businesses of the Group Members with financially sound and reputable insurance companies or associations (in each case that are not Affiliates of the Borrower) of a nature and providing such coverage as is customarily carried by businesses of the size and character of the business of the Group Members (after giving effect to self-insurance) and (b) within the time periods set forth in Section 7.12, cause all such insurance relating to any property or business of any Loan Party to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate and is customary, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days’ notice thereof to the Administrative Agent (provided that the requirement to provide prior notice of any material addition in amount or material change in coverage shall be deemed to have been satisfied to the extent the applicable insurance company would not agree to provide such notice after the Group Member’s commercially reasonable efforts to obtain such agreement). Section 7.6 Keeping of Books. The Borrower shall, and shall cause each other Group Member to, keep proper books of record and account, in which full, true and correct entries shall 99 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

be made in a manner sufficient to prepare financial statements required by Section 6.1 of all financial transactions and the assets and business of each Group Member. Section 7.7 Access to Books and Property. The Borrower shall, and shall cause each other Group Member to, permit the Administrative Agent, as often as reasonably requested, at any reasonable time during normal business hours and with reasonable advance notice to (a) visit and inspect the property of each Group Member and examine and make copies of and abstracts from, the corporate (and similar), financial, operating and other books and records of each Group Member, (b) discuss the affairs, finances and accounts of each Group Member with any officer or director of any Group Member and (c) communicate directly with any registered certified public accountants (including the Group Members’ Accountants; provided that the applicable Group Member shall have the right to have a member of its senior management present at such discussions and any such communications shall be subject to the policies and procedures of such accountants) of any Group Member. The Administrative Agent shall provide the other Lenders with reasonable advance written notice of such visits and inspections and use commercially reasonable efforts to coordinate with any Lender who notifies the Administrative Agent that such Lender will accompany the Administrative Agent on such visit or inspection. Each Group Member shall authorize their respective registered certified public accountants (including the Group Members’ Accountants) to communicate directly with the Administrative Agent, the Lenders and their Related Persons and to disclose to the Administrative Agent, the Lenders and their Related Persons all financial statements and other documents and information as they might have and the Administrative Agent or any Lender reasonably requests with respect to any Group Member; provided that the applicable Group Member shall have the right to have a member of its senior management present at such discussions and any such communications and disclosures will be subject to any policies and procedures of such accountants. Notwithstanding the foregoing, the Administrative Agent shall not exercise such rights more often than one time during any calendar year absent the continuation of an Event of Default at its expense; provided, that when an Event of Default is continuing, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours upon reasonable advance notice. Notwithstanding anything to the contrary in this Agreement (including Section 6.8) or any other Loan Document, none of the Group Members will be required to disclose any document, information or other matter with any competitor to any Group Member (or any known Affiliate of such a competitor) or (i) that constitutes nonfinancial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure is prohibited by law, regulation or any binding agreement, (iii) is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) in respect of which any Group Member or any of their Subsidiaries owes confidentiality obligations to any third party. Section 7.8 Environmental. The Borrower shall, and shall cause each other Group Member to, comply with, and maintain its real property, whether owned, leased, subleased or otherwise operated or occupied, in compliance with, all applicable Environmental Laws (including by implementing any Remedial Action necessary to achieve such compliance or that is required by orders and directives of any Governmental Authority) except for failures to comply that would not, in the aggregate, have a Material Adverse Effect. Section 7.9 Use of Proceeds. The proceeds of the Loans shall be used by the Borrower (and, to the extent distributed to them by the Borrower, each other Group Member) solely: (a) on the Closing Date (i) to consummate the Refinancing, (ii) to pay the Transaction Expenses; provided that Revolving Loans made on the Closing Date shall be used solely to pay the Transaction Expenses and for working capital purposes or backstopping existing letters of credit provided for in the definition of “Initial Revolving Borrowing” and (iii) for working capital and general 100 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

corporate and similar purposes, including Permitted Acquisitions (including purchase price adjustments), Capital Expenditures and other transactions not prohibited by the Loan Documents; (b) in the case of Incremental Loans and the Loans under the Revolving Credit Facility made after the Closing Date, for working capital and general corporate and similar purposes, including to finance Permitted Acquisitions (including purchase price adjustments), Capital Expenditures and other transactions not prohibited by the Loan Documents; and (c) in the case of the Delayed-Draw Term Loan, to finance the Leo Acquisition and to pay related fees, expenses and repayments of indebtedness, purchase price adjustments and earn-outs in connection therewith. Section 7.10 Additional Collateral and Guaranties. (a) To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons that become Subsidiaries (other than Excluded Subsidiaries) of any Loan Party after the Closing Date), each Group Member (other than any Excluded Subsidiary) shall do each of the following, (x) if the event giving rise to the obligation under this Section 7.10 occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the later of (1) the date on which financial statements are required to be delivered pursuant to Section 6.1(b) for the Fiscal Quarter in which the relevant event occurs and (2) sixty (60) days after the date on which the relevant event occurs or (y) if the event giving rise to the obligation under this Section 7.10 occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date that is sixty (60) days after the end of such Fiscal Quarter (or, in the case of each of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree): (i) deliver to the Administrative Agent such modifications to the terms of the Loan Documents (or, to the extent applicable as determined by the Administrative Agent, such other documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent requests and deems reasonably necessary in order to ensure the following: (A) each Subsidiary (other than an Excluded Subsidiary) of any Loan Party shall guaranty, as primary obligor and not as surety, the payment of the Obligations of the Borrower pursuant to the Guaranty and Security Agreement; (B) subject to clause (iii) below and the other limitations set forth in this Agreement and the other Loan Documents, each Loan Party (including any Person required to become a Guarantor pursuant to clause (i) above) shall grant to the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in all of its property (other than property of a type excluded from the granting clauses of the Guaranty and Security Agreement or constituting leased real property), including all of its Stock and Stock Equivalents and other Securities, as security for the Obligations of such Loan Party; and (C) in no event shall any Loan Party be required to pledge any of its Stock in any joint venture or any other Person (other than a wholly-owned Restricted Subsidiary or any other Restricted Subsidiary of Holdings, as to which the Borrower shall be required, in the case of any Excluded Subsidiary, to use commercially reasonable efforts to obtain the ability to pledge such interests), to the extent such pledge is prohibited by the terms of the joint venture agreement, organizational documents or indebtedness of such joint venture; 101 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

provided, however, that, unless the Borrower and the Administrative Agent otherwise agree, in no event shall (x) any Excluded Subsidiary be required to guaranty the payment of any Obligation of the Borrower or (y) the Loan Parties, individually or collectively, be required to pledge as security for the Obligations in excess of 65% of the outstanding Voting Stock of any first tier Foreign Subsidiary or any CFC Holdco, or any other assets that the Administrative Agent and Borrower reasonably agree that the costs of obtaining a security interest is excessive in relation to the value of the security to be afforded thereby or would result in material adverse tax consequences to Holdings, the Borrower or any of their Subsidiaries; (ii) deliver to the Administrative Agent all documents representing all certificated Stock, Stock Equivalents and other Securities pledged pursuant to the documents delivered pursuant to clause (a) above, together with undated powers or endorsements duly executed in blank; and (iii) to take all other actions that the Administrative Agent has reasonably requested and determined are necessary or to ensure the validity or continuing validity of any guaranty for any Obligation or any Lien securing any Obligation, to perfect, maintain, evidence or enforce any Lien securing any Obligation or to ensure such Liens have the same priority as that of the Liens on similar Collateral set forth in the Loan Documents executed on the Closing Date or the Closing Date, as applicable, (or, for Collateral located outside the United States, a similar priority acceptable to the Administrative Agent), including authorizing the filing of UCC financing statements in such jurisdictions as may be required by the Loan Documents or applicable Requirements of Law or as the Administrative Agent may otherwise reasonably request; provided that no action shall be required to be taken under the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15. (b) To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons that become Subsidiaries (other than Excluded Subsidiaries) of any Loan Party after the Closing Date), each Group Member (other than any Excluded Subsidiary) shall, within ninety (90) days (or such later date as may be agreed by the Administrative Agent) following the acquisition of any such real property, deliver to the Administrative Agent a Mortgage on any real property located in the United States and acquired in fee by any Loan Party and having a fair market value on the date of acquisition in excess of $3,000,000, together with all Mortgage Supporting Documents relating thereto. (c) To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons that become Subsidiaries (other than Excluded Subsidiaries) of any Loan Party after the Closing Date), each Group Member (other than any Excluded Subsidiary) shall within sixty (60) days (or such later date as may be agreed by the Administrative Agent) following the establishment or acquisition of any deposit account other than any Excluded Account, deliver to the Administrative Agent a Control Agreement with respect to such deposit account established or acquired by any Loan Party, unless such deposit account is an Excluded Account, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution. (d) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Loan Parties shall not be required, nor shall the Administrative Agent be authorized, (i) to enter into Control Agreements, except to the extent provided for in Section 7.10 or Section 7.11, (ii) unless the Borrower and the Administrative Agent otherwise agree, to pledge as security for the Obligations any Excluded Equity (as defined in the Guaranty and Security Agreement), (iii) to complete any filings or take any other action with respect to the creation or perfection of security interests in assets located or titled outside the United States, including any Intellectual Property registered in any jurisdiction outside of the United States, (iv) to make any filing with any Governmental Authority, or to 102 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

enter into any agreement governed by the laws of any jurisdiction, in each case other the United States, any state thereof (including any subdivision of any state) and the District of Columbia, (v) other than as expressly set forth in this Agreement or the Guaranty and Security Agreement, to take any actions to perfect the security interest granted thereunder in any investment property, Intellectual Property or chattel paper, (vi) to take any action with respect to perfecting letter of credit rights or commercial tort claims (other than filing UCC financing statements) other than, in the case of commercial tort claims, those with a value in excess of $1,000,000, (vii) to deliver landlord lien waivers, estoppels, collateral access letters or bailee waiver or similar agreements, (viii) to take any action with respect to Intellectual Property to the extent the Administrative Agent and the Borrower agree that the cost of perfecting such security interest is excessive in relation to the benefit to the Lenders of the security to be afforded thereby or (ix) to perfect any pledge, security interest or mortgage by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant state(s), (B) filings in United States government offices with respect to intellectual property, (C) filings in the applicable real estate records with respect to mortgaged properties or any fixtures relating to mortgaged properties, in each case, that constitute Collateral, (D) delivery to the Administrative Agent, to be held in its possession, of all Collateral consisting of intercompany notes, stock certificates of the Borrower and its Restricted Subsidiaries and other instruments, in each case as expressly required by this Agreement or the other Loan Documents. Section 7.11 Deposit Accounts. The Borrower shall, and shall cause each other Loan Party to, from and after the date that Control Agreements are required to be in effect under Section 7.10(c), deposit all of its cash in deposit accounts that are Controlled Deposit Accounts, provided, however, that each Loan Party may maintain (A) deposit accounts which are swept on a daily basis into other deposit accounts which are Controlled Deposit Accounts, (B) deposit accounts having a balance of less than $250,000 in the aggregate at all times, and (C) zero-balance accounts, payroll accounts, benefits accounts, trust accounts, escrow accounts, fiduciary accounts, impress accounts, captive accounts, segregated customer accounts, securities accounts, commodities accounts and tax payment accounts, in each case of clauses (A), (B) and (C), as deposit accounts that are not Controlled Deposit Accounts (the accounts described in clauses (A), (B) and (C), “Excluded Accounts”). Section 7.12 Post Closing Matters. The Borrower shall, and shall cause each other Group Member to, (a) prior to the date that is 90 days after the Closing Date, provide to the Administrative Agent revised Deemed LTM EBITDA Amounts for the fiscal quarters ended June 30, 2017, September 30, 2017 and December 31, 2017, which updated amounts shall be based on the quality of earnings report dated as of March 2, 2018 and be subject to the reasonable agreement of the Administrative Agent and the Borrower (it being understood that, in determining and providing such revised Deemed LTM EBITDA Amounts, no Group Member shall have any obligation to incur any costs or expenses that are unreasonable in light of the size of the necessary revisions), (b) prior to the date that is 30 days after the Closing Date, provide to the Administrative Agent a revised cash flow model that is reasonably satisfactory to the Administrative Agent and (c) take each of the other actions set forth on Schedule 7.12 within the time period prescribed therefor on such schedule (as such time period may be extended by the Administrative Agent). Section 7.13 OFAC/Patriot Act. The Borrower shall, and shall cause each other Group Member to, comply with the laws, regulations and executive orders referred to in Sections 4.18 and 4.19. Section 7.14 Designation of Subsidiaries. The Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that: 103 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) immediately before and after such designation, no Event of Default shall have occurred and be continuing; (b) Borrower shall deliver to Administrative Agent a certificate of a Responsible Officer of Borrower demonstrating compliance with the foregoing clause (a) of this Section 7.16 and, if applicable, certifying that such Subsidiary meets the requirements of an “Unrestricted Subsidiary”; (c) any Unrestricted Subsidiary that has subsequently been designated as a Restricted Subsidiary shall not be re-designated as an Unrestricted Subsidiary; and (d) the Investment resulting from the designation of such Restricted Subsidiary as an Unrestricted Subsidiary as described above is permitted by Section 8.3. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value (as determined by the Borrower in good faith) of the Borrower’s or its Subsidiary’s (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness and Liens of such Subsidiary existing at such time and a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value (as determined by the Borrower in good faith) at the date of such designation of the Borrower’s or its Subsidiary’s (as applicable) Investment in such Subsidiary. ARTICLE 8 NEGATIVE COVENANTS The Borrower (and with respect to Section 8.8(b) only, Holdings) (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees with the Lenders, the L/C Issuers and the Administrative Agent to each of the following, as long as any Obligation (other than Obligations in connection with Secured Hedging Agreements and contingent indemnification obligations in respect of which no claim has been asserted) or any Commitment remains outstanding: Section 8.1 Indebtedness. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, incur or otherwise remain liable with respect to or responsible for, any Indebtedness except for the following: (a) the Obligations, including the Delayed-Draw Term Loans, any Incremental Term Loans, Extended/Modified Term Loans and Replacement Loans; (b) Indebtedness existing on the date hereof and set forth on Schedule 8.1; (c) Indebtedness consisting of Capitalized Lease Obligations (other than with respect to a lease entered into as part of a Sale and Leaseback Transaction) and Indebtedness, in each case incurred by any Group Member (other than Holdings) to finance the acquisition, repair, improvement or construction of fixed or capital assets of such Group Member, together with any Permitted Refinancing of any Indebtedness permitted hereunder in reliance upon this clause (c); provided, however, that (i) the aggregate outstanding principal amount of all such Indebtedness at any time does not exceed the greater of (x) $4,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by Trailing EBITDA as of the applicable date of determination at such time and (ii) such Indebtedness is incurred and any Liens securing such Indebtedness are created within 180 days after the acquisition, construction, lease or improvement of the asset financed; 104 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(d) Capitalized Lease Obligations arising under Sale and Leaseback Transactions permitted hereunder in reliance upon Section 8.4(b)(ii); (e) intercompany loans owing to any Group Member and constituting Permitted Investments of such Group Member; (f) obligations under Hedging Agreements entered into for the sole purpose of hedging in the normal course of business or consistent with industry practices or in connection with Permitted Acquisitions; (g) Guaranty Obligations of any Group Member with respect to Indebtedness of any Group Member other than Holdings (other than Indebtedness permitted hereunder in reliance upon clause (b) or (c) above, for which Guaranty Obligations shall be permitted only to the extent set forth in such clauses), in each case to the extent permitted under Section 8.3; (h) any other Indebtedness of any Group Member; provided, however, that aggregate outstanding principal amount of all Indebtedness incurred in reliance on this clause (h) at any time shall not exceed the greater of (i) $6,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (i) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to the Administrative Agent mortgagee title insurance policies; (j) Permitted Refinancing Indebtedness in respect of Indebtedness incurred pursuant to clauses (b), (c), (d), (h), (j), (k), (m), (o), (p), (q) and (t) of this Section 8.1; (k) Indebtedness incurred in the ordinary course of business in respect of (i) overdraft facilities, employee credit card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements; (ii) performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees, return of money and similar obligations not in connection with money borrowed, including those incurred to secure health, safety and environmental obligations; and (iii) Indebtedness owed to any Person providing property, casualty, business interruption or liability insurance to the Borrower or any of their respective Subsidiaries, so long as such Indebtedness shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such incurrence for the annual price in which such Indebtedness is incurred; (l) Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary of the Borrower providing for indemnification, adjustment of purchase price or other similar obligations, in each case, incurred or assumed in connection with (A) the disposition of any business, assets or Restricted Subsidiary of the Borrower; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received or receivable by the Borrower and its Restricted Subsidiaries in connection with such disposition and such disposition shall be permitted by the terms of this Agreement, or (B) any Permitted Acquisition or other Proposed Acquisition permitted by Section 8.3; (m) Indebtedness of any Person that becomes a Restricted Subsidiary on or after the date of this Agreement; provided that such Indebtedness, (i) exists at the time such person becomes a Restricted Subsidiary, (ii) is not created in anticipation or contemplation of such person becoming a Restricted Subsidiary, (iii) is not directly or indirectly recourse to any of the Group Members or any of their respective assets, other than to the person that becomes a Restricted Subsidiary and its Restricted 105 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Subsidiaries, and (iv) other than any Indebtedness of any Person that becomes a Restricted Subsidiary in connection with the Leo Acquisition, all such Indebtedness of all other such Restricted Subsidiaries outstanding at any one time shall not exceed the greater of (x) $3,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (n) Indebtedness consisting of “earn-outs” and other similar deferred consideration in respect of Permitted Acquisitions; (o) Permitted Seller Debt in an aggregate principal amount not exceeding the greater of (i) $3,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (p) (i) Indebtedness consisting of promissory notes issued by the Borrower, any Restricted Subsidiary of the Borrower to current or former officers, managers, consultants, directors and employees of any Group Member (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the redemption, purchase or other acquisition or retirement for value by Holdings of its (or any of its parent company’s) Qualified Capital Stock (or Stock Equivalents with respect to its Qualified Capital Stock); provided that at the time of the issuance of such promissory note such purchase or redemption is otherwise permitted by this Agreement and (ii) Subordinated Debt consisting of promissory notes issued by any Group Member to current or former officers, managers, consultants, directors and employees of Holdings or any Group Member (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the redemption, purchase or other acquisition or retirement for value by Holdings of its Qualified Capital Stock (or Stock Equivalents with respect to its (or any of its parent company’s) Qualified Capital Stock); provided that at the time of the issuance of such promissory note such purchase or redemption would be permitted by this Agreement; (q) other Indebtedness; provided that (i) the final maturity of such Indebtedness shall not be earlier than the date that is 90 days after the Scheduled Maturity Date, (ii) any such Indebtedness in the form of Subordinated Debt is subject to a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent and (iii) (A) if such Indebtedness is secured by a lien on the Collateral that is pari passu with the Lien securing the Obligations, the pro forma Consolidated First Lien Leverage Ratio shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 4.75:1.00 or (2) with respect to all other Indebtedness, 4.50:1.00, (B) if such Indebtedness is secured by a lien on the Collateral that is junior to the lien securing the Obligations, the pro forma Consolidated Secured Leverage Ratio shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Indebtedness, 5.00:1.00 and (C) if such Indebtedness is unsecured, the pro forma Consolidated Total Leverage Ratio shall be no greater than (1) with respect to Indebtedness incurred to finance Permitted Acquisitions or other Permitted Investments, 5.25:1.00 or (2) with respect to all other Indebtedness, 5.00:1.00; (r) Indebtedness of Subsidiaries that are not Loan Parties, together with any Indebtedness incurred by any other Restricted Subsidiaries that are not Loan Parties, in an aggregate outstanding amount not to exceed the greater of (i) $2,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (s) Indebtedness consisting of obligations of the Borrower and its Restricted Subsidiaries under deferred compensation or other similar arrangements with employees incurred by such 106 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Person in connection with the Related Transactions or other Permitted Acquisitions or any other Permitted Investment; (t) Incremental Equivalent Debt; and (u) Indebtedness of the Borrower and/or any Restricted Subsidiary in respect of Banking Services and/or otherwise in connection with cash management and deposit accounts, including Banking Services Obligations and incentive, supplier finance or similar programs. For purposes of determining compliance with this Section 8.1: (1) the principal amount in Indebtedness outstanding under any clause of this Section 8.1 will be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness; (2) guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness will not be included in the determination of such amount of Indebtedness; (3) (i) the accrual of interest, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest in the form of additional Indebtedness, (ii) the payment of premiums, fees, expenses, charges and additional or contingent interest on obligations and (iii) increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies, in each case, will not be deemed to be an incurrence of Indebtedness; (4) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this covenant; provided that all Indebtedness created pursuant to the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (a) above and shall not be permitted to be reclassified pursuant to this paragraph; (5) for the avoidance of doubt, if the Borrower or any Restricted Subsidiary incurs any Lien securing Indebtedness using a ratio-based test on the same date that it incurs any Lien securing Indebtedness under any Dollar-based test, then the ratio-based test will be calculated with respect to such incurrence under the ratio-based test without regard to any incurrence of Indebtedness under the Dollar-based test; and (6) the principal amount of any Indebtedness, advance, loan or other extension of credit incurred in a currency other than Dollars shall be measured based upon the Dollar Equivalent thereof at the time of incurrence. Subsequent changes in currency exchange rates shall not deem to result in an increase or decrease to the outstanding amount of such Indebtedness. If any Indebtedness incurred as a Permitted Refinancing permitted under this Section 8 of any other Indebtedness that is denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced) would cause the applicable Dollar-denominated restriction to be exceeded if calculated on a Dollar Equivalent basis as of the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the Dollar Equivalent of the outstanding or committed principal amount, as applicable, of such Indebtedness being 107 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

refinanced, plus (ii) the aggregate amount of reasonable and customary fees, premiums and other costs and expenses incurred or paid in connection with such refinancing. Section 8.2 Liens. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, incur, maintain or otherwise suffer to exist any Lien upon or with respect to any of its property, whether now owned or hereafter acquired, or assign any right to receive income or profits, except for the following: (a) Liens created pursuant to any Loan Document; (b) Customary Permitted Liens of Group Members; (c) Liens existing on the date hereof and set forth on Schedule 8.2 and any modification, replacement, refinancing, renewal or extension thereof; (d) Liens on the property of the Borrower or any of its Restricted Subsidiaries securing Indebtedness permitted hereunder in reliance upon Section 8.1(c); provided, however, that (i) such Liens exist prior to the acquisition of, or attach substantially simultaneously with, or within 180 days after, the acquisition, repair, improvement or construction of, such property financed, whether directly or through a Permitted Refinancing, by such Indebtedness and (ii) such Liens do not extend to any property of any Group Member other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed, whether directly or through a Permitted Refinancing, by such Indebtedness; (e) Liens on the property of the Borrower or any of its Subsidiaries securing the Permitted Refinancing of any Indebtedness secured by any Lien on such property permitted hereunder in reliance upon clause (c) or (d) above or this clause (e) without any change in the property subject to such Liens; (f) Liens on property of a Person existing at the time such Person is acquired or merged with or into or consolidated with any Group Member to the extent permitted hereunder; provided that such Liens (i) do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon) and (ii) are not created in anticipation or contemplation of such acquisition, merger or consolidation; (g) Liens on any cash earnest money deposits made by a Group Member in connection with any letter of intent or purchase agreement entered into with respect to a Permitted Acquisition or other Investment not otherwise prohibited by this Agreement; (h) Liens on any property of the Borrower or any of its Restricted Subsidiaries securing any of their Indebtedness or their other liabilities; provided, however, that the aggregate outstanding principal amount of all such Indebtedness and other liabilities shall not exceed at any time the greater of (x) $3,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (i) Liens on any property of any Foreign Subsidiaries; (j) Liens on any property securing Indebtedness incurred in reliance on Section 8.1(m); (k) Restrictions permitted under Section 8.10 and Sales permitted under Section 8.4; 108 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(l) any interest or title of a lessor or sublessor under any lease permitted by this Agreement; (m) Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Agreement; (n) Liens consisting of Contractual Obligations of any Loan Party to Sell property; provided that (i) such Sale is permitted (or is required to be permitted) under Section 8.4, (ii) such Liens extend only to the property that is the subject of such Sale and (iii) such Contractual Obligations do not constitute Indebtedness; (o) Liens for the benefit of insurance companies and insurance brokers on rights under insurance policies and proceeds thereof securing obligations permitted by Section 8.1(k); (p) non-exclusive licenses or sublicenses of Intellectual Property entered into in the ordinary course of business; (q) Liens for the benefit of insurance companies not cured within ten (10) days; (r) Liens consisting of security deposits (i) in connection with leases, utility services and similar transactions entered into by any Loan Party or any Restricted Subsidiary of a Loan Party in the ordinary course of business and (ii) to secure the performance of bids, tenders, statutory obligations (other than taxes), surety, stay, customs, performance bonds, and other obligations of a like nature (including those to secure health and safety obligations) incurred in the ordinary course of business; provided that any such Lien does not secure any Indebtedness and is not required or created as a result of any breach or default, including any default in payment, under any Contractual Obligation; (s) Liens on program renewal rights sold to third parties (and any related books and records, goodwill, information technology system, trade names or trademarks (and licenses thereof) and any proceeds thereof) (x) on or prior to the Closing Date or (y) in connection with an asset sale permitted pursuant to Section 8.4, including liens on all assets pledged pursuant to Section 2.3 of the Renewal Rights Agreement and all proceeds thereof; (t) Liens securing Indebtedness permitted pursuant to Section 8.1(j) (solely with respect to the permitted refinancing, refunding or replacement of secured Indebtedness permitted pursuant to Sections 8.1(b), (c), (d), (h), (j), (k), (m), (o), (p), (q) and (t)); (u) Liens arising under Sale and Leaseback Transactions permitted hereunder in reliance upon Section 8.4(b)(ii); (v) Liens on assets and Stock of Restricted Subsidiaries that are not Loan Parties (including Capital Stock owned by such Persons) securing Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 8.1; (w) Liens securing Incremental Equivalent Debt; provided, that any such Lien on the Collateral that is pari passu with or junior to the Lien on the Collateral securing any of the Obligations shall be subject to an Acceptable Intercreditor Agreement; (x) Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of clauses (i) and (ii), securing intercompany Indebtedness permitted (or not restricted) under Section 8.1 or Section 8.9; 109 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(y) Liens securing (i) obligations of the type described in Section 8.1(f) and/or (ii) obligations of the type described in Section 8.1(u); (z) (i) Liens on Stock of joint ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture or similar agreements and agreements with respect to non-wholly-owned Subsidiaries; and (aa) Liens on cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness. For purposes of determining compliance with this Section 8.2: (1) the increase in the amount of any obligation secured by a Lien by virtue of (i) the accretion or amortization of original issue discount, (ii) the payment of interest, fees and other amounts in the form of Indebtedness, and (iii) as a result of fluctuations in the exchange rate of currencies, in each case will not be deemed to be an incurrence or existence of additional Liens; (2) for the avoidance of doubt, if any Borrower or Restricted Subsidiary incurs any Lien securing Indebtedness using a ratio-based test on the same date that it incurs any Lien securing Indebtedness under any Dollar-based Cap, then the ratio-based test will be calculated with respect to such incurrence under the ratio-based test without regard to any incurrence of Indebtedness under the Dollar-based Cap; (3) in the event that any Lien (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Lien (or any portion thereof) in any manner that complies with this covenant; provided that all Liens created pursuant to the Loan Documents will be deemed to have been incurred on the Closing Date in reliance on the exception in clause (a) above and will not be permitted to be reclassified pursuant to this paragraph; and (4) the principal amount of any Indebtedness, advance, loan or other extension of credit incurred in a currency other than the Dollar and secured by a Lien permitted hereunder shall be measured based upon the Dollar Equivalent of such amount at the time of incurrence. Subsequent changes in currency exchange rates shall not increase or decrease the amount of outstanding Indebtedness secured by such Lien. Any Lien securing Indebtedness incurred as a Permitted Refinancing under Section 8.1 of any other Indebtedness that is denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced) shall be permitted so long as the Indebtedness incurred as such Permitted Refinancing is permitted pursuant to the last sentence of Section 8.1. Section 8.3 Investments. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, make or maintain, directly or indirectly, any Investment except for the following: (a) Investments (i) existing on the date hereof (A) in the Borrower or in any Subsidiary or (B) set forth on Schedule 8.3 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 8.3; 110 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(b) Investments in cash and Cash Equivalents; (c) (i) endorsements for collection or deposit in the ordinary course of business consistent with past practice, and (ii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from account debtors and other credits to suppliers in the ordinary course of business; (d) Investments made as part of, or acquired in connection with, the Related Transactions, the Leo Acquisition or any other Permitted Acquisition; (e) Investments, including in the form of Guaranty Obligations, by (i) any Loan Party in any other Loan Party (other than Holdings), (ii) any Group Member that is not a Loan Party in any Group Member (other than Holdings) or in any joint venture, (iii) any Loan Party (other than Holdings) in any Group Member that is not a Loan Party the proceeds of which are used substantially concurrently to consummate a Permitted Acquisition, or (iv) any Loan Party (other than Holdings) in any Group Member that is not a Loan Party or in any joint venture; provided, however, that the aggregate outstanding amount of all Investments permitted pursuant to this clause (iv) shall not exceed the greater of (x) $5,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by Trailing EBITDA as of the applicable date of determination at such time; and provided, further, that any Investment consisting of loans or advances to any Loan Party pursuant to clause (ii) above shall at all times be subordinated in full to the payment of the Obligations of such Loan Party on terms and conditions reasonably satisfactory to the Administrative Agent; (f) loans or advances to employees of the Borrower or any of its Restricted Subsidiaries to finance travel, entertainment and relocation expenses and other ordinary business purposes; provided, however, that the aggregate outstanding principal amount of all loans and advances permitted pursuant to this clause (f) shall not exceed the greater of (i) $750,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (g) (i) Investments made in connection with any compensation plan or arrangement for any future, present or former employee, director, member of management, officer, manager or consultant or independent contractor (or any Affiliate thereof) of Holdings, any parent company of Holdings, the Borrower or any of its Subsidiaries or joint ventures and (ii) loans or advances to future, present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or any Affiliate thereof) of Holdings, any parent company of Holdings, the Borrower or any of its Subsidiaries or joint ventures in connection with such Person’s purchase of equity interests (or purchase of such loans made by others), (A) in an aggregate principal amount for both clauses (i) and (ii) not to exceed $2,500,000 at any time outstanding plus (B) in the case of clause (ii) only, so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Borrower; (h) intercompany loans and advances to Holdings (or any parent of Holdings) to the extent that the Borrower may pay dividends to Holdings pursuant to Section 8.5 (and in lieu of paying such dividends); (i) receivables arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayment and other credits, deposits or 111 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

pledges (which deposits and pledges are not otherwise prohibited by this Agreement) to suppliers made in the ordinary course of business; (j) Investments made by the Borrower or its Subsidiaries as a result of consideration received in connection with Sales of assets made in compliance with Section 8.4; (k) Guarantee Obligations permitted by Section 8.1; (l) Investments constituting Capital Expenditures made in the ordinary course of business; (m) any other Investment by the Borrower or any of its Restricted Subsidiaries; provided, however, that the aggregate outstanding amount of all such Investments shall not exceed (i) at any time the greater of (x) $15,000,000 and (y) an amount equal to the Equivalent Percentage of the amount set forth in clause (x) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (n) Investments in Interest Rate Contracts and other Hedging Agreements maintained in accordance with Section 8.1(f); (o) Investments as a result of the receipt of non-cash consideration in the settlement of any litigation or claims; (p) Holdings and its Restricted Subsidiaries may hold Investments to the extent such Investments are otherwise permitted hereunder and reflect an increase in the value thereof; (q) so long as no Event of Default shall have occurred and be continuing or would result therefrom, Investments not to exceed the Cumulative Available Amount at the time such Investment is made; (r) Investments funded with the proceeds of, or made in exchange for, the issuance of (or contributions in respect of) Stock or Stock Equivalents of Holdings (or any parent of Holdings) that constitute Qualified Capital Stock, in each case, to the extent (x) not otherwise applied and (y) not constituting a Specified Equity Contribution or an Available Excluded Contribution Amount; (s) intercompany loans and other Investments by the Borrower and any Guarantor (other than Holdings) in Foreign Subsidiaries to the extent necessary for a Foreign Subsidiary to fund (i) a Permitted Acquisition to be made by such Foreign Subsidiary or (ii) other Investments by such Foreign Subsidiary permitted pursuant to Sections 8.3(m) and (q); provided that any Investment consisting of loans or advances to any Loan Party made pursuant to this clause (p) shall be subordinated in full to the payment of the Obligations of such Loan Party on terms and conditions reasonably satisfactory to the Administrative Agent; (t) intercompany receivables that arise solely from customary transfer pricing arrangement among the Borrower and its Subsidiaries in each case in the ordinary course of business and only to the extent such arrangements are entered into in order to accurately reflect the costs of operating the business of the Borrower and its Subsidiaries and to maintain compliance with all applicable jurisdictional tax requirements; 112 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(u) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices; (v) advances of payroll payments to employees in the ordinary course of business; (w) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contacts and loans or advances made to distributors in the ordinary course of business; (x) Investments required pursuant to any Requirement of Law, including for the avoidance of doubt, including in connection with any capital requirements; (y) (i) to the extent the Borrower or any Loan Party acquires the AIG Renewal Rights with the proceeds of Qualified Capital Stock (other than a Specified Equity Contribution or an Available Excluded Contribution Amount), any acquisition or other Investments made with the proceeds of any Sale or other disposition of the AIG Renewal Rights and (ii) to the extent such acquisition constitutes an Investment, the consummation of the required purchase of the AIG Renewal Rights; (z) Investments so long as (i) after giving effect thereto on a Pro Forma Basis, the Consolidated Total Leverage Ratio does not exceed 4.00:1.00 and (ii) no Event of Default exists or would result therefrom; (aa) to the extent constituting Investments, Investments consisting of (or resulting from) Indebtedness permitted under Section 8.1 (other than Indebtedness permitted under Section 8.1(e)), Permitted Liens, Sales permitted by Section 8.4 (other than Section 8.4(h)), Restricted Payments permitted under Section 8.5, Restricted Debt Payments permitted by Section 8.6, and mergers, consolidations, amalgamations and acquisitions liquidations permitted by Section 8.7 (other than Section 8.7(c)); (bb) Investments (including debt obligations and Stock) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes; (cc) Investments to the extent that payment therefor is made solely with Stock of any parent company of the Borrower or Qualified Capital Stock of the Borrower or any Restricted Subsidiary, in each case, to the extent (x) not otherwise applied, (y) not resulting in a Change of Control and (z) not constituting a Specified Equity Contribution; (dd) (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 8.3 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 8.3(dd) so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment except as otherwise permitted by this Section 8.3; 113 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(ee) any Investment made by any Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated as a Restricted Subsidiary so long as the relevant Investment was not made in contemplation of the designation of such Unrestricted Subsidiary as a Restricted Subsidiary; (ff) Investments consisting of the licensing or contribution of Intellectual Property rights pursuant to joint marketing arrangements with other Persons; (gg) Investments in the Borrower, any Restricted Subsidiary and/or joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business; (hh) Investments made in joint ventures as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business; (ii) Investments in Subsidiaries in connection with internal reorganizations and/or restructurings and activities related to tax planning; provided that, after giving effect to any such reorganization, restructuring or activity, neither the Guaranty Obligation of the Guarantors, taken as a whole, nor the security interest of the Administrative Agent in the Collateral, taken as a whole, is materially impaired; (jj) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (jj); and (kk) Investments in any Unrestricted Subsidiary and/or any Similar Business (including any joint venture) in an aggregate outstanding amount not to exceed the greater of (i) $2,500,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time. For purposes of determining compliance with this Section 8.3: (1) the principal amount of any Investment made in a currency other than the Dollar shall be measured on a Dollar Equivalent basis at the time such Investment is made. Subsequent changes in currency exchange rates shall not increase or decrease the amount of outstanding Investments; and (2) in the event that any Investment (or any portion thereof) meets the criteria of more than one of the categories set forth above, the Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such Investment (or any portion thereof) in any manner that complies with this covenant. Section 8.4 Asset Sales. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, Sell any of its property (other than cash or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made) or issue shares of its own Stock (other than in the case of Foreign Subsidiaries, directors’ qualifying shares or shares required by applicable law to be held by a Person other than Borrower or any of its Subsidiaries), in each case having a fair market value in excess of $500,000 in a single transaction or a series of related transactions and in excess of $1,000,000 in the aggregate for all such transactions, except for the following: 114 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) (i) in each case to the extent entered into in the ordinary course of business, (1) Sales or discounts of accounts receivable in connection with the collection or compromise thereof, including supplier financing arrangements without recourse to the Borrower or its Subsidiaries that accelerate collection of receivables from clients or customers, (2) Sales of inventory, (3) Sales of property that is or has become obsolete, damaged, worn out or surplus, (4) non-exclusive licenses or sublicenses of Intellectual Property, and (5) the abandonment or other disposition of Intellectual Property that is, in the reasonable good faith judgment of Borrower, no longer material to the conduct of the business of the Group Members taken as a whole, and (ii) Sales of equipment or real property to the extent that such property is exchanged for credit against the purchase price of similar replacement property or the proceeds of such disposition are promptly applied to the purchase price of such replacement property; (b) (i) a true lease or sublease of real property not constituting Indebtedness and not entered into as part of a Sale and Leaseback Transaction and (ii) a Sale of property pursuant to a Sale and Leaseback Transaction; provided, however, that the aggregate fair market value (measured at the time of the applicable Sale) of all property covered by any outstanding Sale and Leaseback Transaction at any time shall not exceed $2,000,000; (c) any Sale of any property (including Stock or Stock Equivalents) by any Group Member (other than Holdings) to any other Group Member (other than Holdings) (A) to the extent any resulting Investment constitutes a Permitted Investment or (B) any such Sale made by any Loan Party to any Restricted Subsidiary that is not a Loan Party shall be for fair market value (as reasonably determined by the Borrower); (d) (i) any Sale or issuance by the Borrower of its own Stock to Holdings, (ii) any Sale or issuance by any Restricted Subsidiary of the Borrower of its own Stock to its equity holders, provided, however, that the proportion of such Stock and of each class of such Stock (both on an outstanding and fully-diluted basis) held by the Loan Parties (other than Holdings), taken as a whole, does not change as a result of such Sale or issuance and (iii) to the extent necessary to satisfy any Requirement of Law in the jurisdiction of incorporation of any Restricted Subsidiary of the Borrower, any Sale or issuance by such Restricted Subsidiary of its own Stock constituting directors’ qualifying shares or nominal holdings; (e) as long as no Event of Default is continuing or would result therefrom (other than with respect to Sale or issuance made pursuant to a legally binding commitment entered into by the Borrower or any Restricted Subsidiary at a time when no Event of Default existed or would have resulted from such Sale or issuance), any Sale or issuance by any Group Member for fair market value (as reasonably determined by the Borrower); provided, however, that, with respect to any such Sale or issuance with a purchase price in excess of $2,500,000, at least 75% of the consideration payable in respect of such Sale of property is in the form of cash or Cash Equivalents (provided that for purposes of the 75% cash consideration requirement, (i) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are expressly subordinated in right of payment or Lien priority to the Obligations or the Liens created under the Collateral Documents, respectively, or that are owed to the Borrower or any Restricted Subsidiary) of the Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto)) that are assumed by the transferee of any such assets and for which the Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing, (ii) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Sale or issuance, (iii) any Security received by the Borrower or any Restricted Subsidiary from such transferee that is converted by such Person into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Sale or issuance and (iv) any Designated Non-Cash Consideration received in respect of such Sale or issuance having an aggregate 115 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

fair market value (as reasonably determined by the Borrower), taken together with all other Designated Non-Cash Consideration received pursuant to this clause (e) that is at that time outstanding, not in excess of $1,000,000, in each case, shall be deemed to be cash); (f) the Sale or discount by any Group Member in each case without recourse and in the ordinary course of business of overdue receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with past practice (and not as part of any bulk sale or financing transaction); (g) any Sale or other disposition of the AIG Renewal Rights; (h) as long as no Event of Default exists on the date on which the definitive agreement governing the relevant Sale is executed, the Sale of non-core assets acquired in any acquisition or similar Investment permitted hereunder which, within 90 days of the date of such acquisition or Investment, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of its Restricted Subsidiaries or any of their respective businesses; provided that the Net Cash Proceeds of such Sale are applied and/or reinvested as (and to the extent) required by Section 2.8(c); (i) Sales or issuances that constitute Permitted Investments, Liens permitted by Section 8.2, Restricted Payments permitted by Section 8.5 or transactions permitted by Section 8.7; (j) Sales of assets subject to a Property Loss Event; (k) to the extent constituting a Sale, the consummation of the Related Transactions; (l) terminations or unwinds of Hedging Agreements; (m) Sales or issuances of Stock and Stock Equivalents of, or sales or issuances of Indebtedness or other Securities of, Unrestricted Subsidiaries; (n) Sales made to comply with any order of any Governmental Authority or any applicable Requirement of Law; (o) any merger, consolidation, amalgamation, Sale or issuance the sole purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary in the U.S. or any other jurisdiction; and (p) other Sales of assets in an aggregate amount during any Fiscal Year of not more than $250,000, which, if not used in such Fiscal Year, shall be carried forward to the next succeeding Fiscal Year (but not any subsequent Fiscal Year, it being understood that any such amount carried over to any Fiscal Year shall be deemed to be used (in such order as shall be determined by the Borrower) in such Fiscal Year prior to the usage of the amount set forth above otherwise available for such Fiscal Year). To the extent that any Collateral is sold as permitted by this Section 8.4 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such sale; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing in accordance with Article 10. 116 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 8.5 Restricted Payments. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following (and Holdings shall not use the proceeds of any Restricted Payment made in reliance under clause (c) below other than as set forth in such clause (c)): (a) (i) Restricted Payments (A) by any Group Member that is a Loan Party to any Loan Party other than Holdings and (B) by any Group Member that is not a Loan Party to any Group Member other than Holdings and (ii) dividends and distributions by any direct or indirect Restricted Subsidiary of the Borrower that is not a Loan Party to any holder of its Stock, to the extent made to all such holders ratably according to their ownership interests in such Stock; (b) dividends and distributions declared and paid on the Qualified Capital Stock of any Group Member ratably to the holders of such Qualified Capital Stock and payable only in Qualified Capital Stock of such Group Member; (c) cash dividends or distributions on the Stock of the Borrower to Holdings (or, in the case of clause (iii) below, the issuance of, or cash payments on, promissory notes issued in accordance with Section 8.1(p)(i)) issued, paid and declared solely for the purpose of funding the following: (i) payments by Holdings (or any direct or indirect owners of Holdings) in an amount sufficient to permit such owners to pay any federal, state and local income taxes required to be paid by such owner on their taxable income or gain attributable to the Borrower and its Subsidiaries for any taxable year, calculated by multiplying such income (or a good-faith estimate thereof) by an assumed tax rate equal to the highest combined tax rate of an individual subject to federal, state or local income tax in the highest tax rate state in which Holdings or the Borrower has income tax nexus (the “Permitted Tax Distributions”), provided, for the avoidance of doubt, that Permitted Tax Distributions may be made quarterly; (ii) ordinary operating expenses and other transaction expenses of Holdings (or any direct or indirect parent company of Holdings) (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of Holdings (or any direct or indirect parent company of Holdings)); in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any indemnification claims made by directors, officers, members of management, managers, employees or consultants of Holdings (or any direct or indirect parent company of Holdings), in each case, to the extent attributable to the ownership or operations of any Holdings (or any direct or indirect parent company of Holdings) (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any Subsidiary of any Person other than the Borrower and/or its Subsidiaries), the Borrower and/or its Subsidiaries; (iii) so long as no Event of Default under Section 9.1(a) or (d) exists at the time thereof or would result therefrom, the redemption, purchase or other acquisition or retirement for value by Holdings or any parent company thereof of its Qualified Capital Stock (or Stock Equivalents with respect to its Qualified Capital Stock) from current or former officers, managers, consultants, directors and employees of any Group Member (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) and the issuance of and the payments in promissory notes issued in accordance with Section 8.1(p)(i) in respect of such redemption, purchase or other acquisition for retirement; provided, however, that the amount of such cash dividends (together with the issuance of, and payments on promissory notes issued in accordance with Section 8.1(p)(i) (other than any payments on such 117 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

promissory notes from the proceeds of cash dividends taken into account under this clause (iii)) in any Fiscal Year shall not exceed (A) $10,000,000 in the aggregate plus (B) an amount not to exceed the cash proceeds of key man life insurance policies received by any Borrower or Restricted Subsidiary after the Closing Date, (C) the amount of net cash proceeds from the sale of Stock of any Holdco or any parent thereof contributed to any Borrower (other than Disqualified Stock) to officers, directors, employees, advisors or consultants, to the extent not otherwise used under this Agreement or applied to the Cumulative Available Amount and (D) the amount of any cash bonuses or other compensation otherwise payable to any future, present or former director, employee, consultant or distributor of Borrower or any Restricted Subsidiary that are foregone in return for the receipt of Stock of Holdings or any parent thereof and (E) the cancellation of Indebtedness owing to a Loan Party from officers, directors, employees, advisors or consultants of a Loan Party or any of its Subsidiaries in connection with any repurchase of Stock; and (iv) the payment of customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Subsidiaries; (v) the payment of fees and expenses related to debt or equity offerings, Investments or acquisitions (whether or not consummated) and expenses and indemnities of any trustee, agent, arranger, underwriter or similar Person; (vi) the payment of insurance premiums to the extent attributable to any Holdings or any parent company thereof (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any Subsidiary of any Person other than the Borrower and/or its Subsidiaries), the Borrower and/or its Subsidiaries; and (vii) the financing of any Permitted Investment (provided that (x) any Restricted Payment under this clause (vii) shall be made substantially concurrently with the closing of such Investment and (y) Holdings or any relevant parent company thereof shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the Borrower or one or more of its Restricted Subsidiaries or (II) the merger, consolidation or amalgamation of the Person formed or acquired by the Borrower or one or more of its Restricted Subsidiaries, in each case, in order to consummate such Investment in compliance with the applicable requirements of Section 8.3 as if undertaken as a direct Investment by the Borrower or the relevant Restricted Subsidiary); (d) Restricted Payments to enable repurchases by Holdings of warrants, options or other securities convertible into or exchangeable for Stock deemed to occur upon the exercise of stock options if such Stock represents a portion of the exercise price thereof; (e) if no Event of Default shall have occurred and be continuing or shall result therefrom, other Restricted Payments not to exceed the greater of (i) $1,500,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (f) if no Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, the acquisition of any shares of Stock of Holdings solely in exchange for shares of Qualified Capital Stock of Holdings; 118 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(g) so long as no Event of Default is continuing, forgiveness of Indebtedness owing by the Borrower, or any of its Restricted Subsidiaries that are Guarantors, to Holdings or any of its Restricted Subsidiaries; (h) so long as no Event of Default shall have occurred and be continuing or would result therefrom and, solely in the case of any such Restricted Payment made in reliance on clause (a), (b), (c), (e) or (f) of the definition of “Cumulative Available Amount”, the Consolidated Total Leverage Ratio does not exceed 3.50:1.00 (calculated based on the most recently delivered Financial Statements for the most recently ended four Fiscal Quarter period), in each case on a Pro Forma Basis after giving effect to such Restricted Payment, Restricted Payments in an amount not to exceed the Cumulative Available Amount at the time of consummation of such Restricted Payment; (i) Restricted Payments, so long as (x) no Event of Default has occurred and is continuing and (y) the Consolidated Total Leverage Ratio (calculated on a Pro Forma Basis) does not exceed 2.00:1.00; (j) Restricted Payments the proceeds of which are applied to pay Transaction Expenses; (k) Restricted Payments to (i) redeem, repurchase, retire or otherwise acquire (A) any Stock (“Treasury Capital Stock”) of the Borrower and/or any Restricted Subsidiary or (B) any Stock of Holdings or any parent company of Holdings, in the case of each of subclauses (A) and (B), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Borrower or any Stock of Holdings or any parent company of Holdings (to the extent such proceeds are contributed to the capital of the Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock) (“Refunding Capital Stock”) and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the Borrower or a Restricted Subsidiary) of any Refunding Capital Stock; (l) Restricted Payments with the net proceeds of any sale or issuance of, or any capital contribution in respect of, the Stock of the Borrower, Holdings or any parent company of Holdings (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Borrower or any Restricted Subsidiary), in each case, (1) other than any net proceeds received from the sale of Stock to, or contributions from, the Borrower or any of its Restricted Subsidiaries, (2) to the extent the relevant net proceeds have not otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder and (3) other than any Specified Equity Contribution and/or any Available Excluded Contribution Amount; (m) Restricted Payments with the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (m); and (n) to the extent constituting a Restricted Payment, any transaction permitted by Section 8.3 (other than Section 8.3(aa)), Section 8.4 (other than Section 8.4(i)) and Section 8.9 (other than Section 8.3(b)). Section 8.6 Prepayment of Junior Financing. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to (x) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Junior Financing, (y) set apart any property for the purpose described in clause (x) above, whether directly or indirectly and whether to a sinking fund, a similar fund or otherwise, or (z) make any payment in violation of any subordination terms of any such Junior 119 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Financing (collectively, “Restricted Debt Payments”); provided, however, that each Group Member may, to the extent not otherwise prohibited by the Loan Documents, do each of the following: (a) consummate a Permitted Refinancing in respect of Junior Financing that is otherwise permitted under this Agreement; (b) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (or set apart any property for such purpose) any Indebtedness owing by a Group Member to any other Group Member (other than Holdings), provided, if any Event of Default shall have occurred and be continuing, then no Loan Party shall prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (or set apart any property for such purpose) Indebtedness owing by such Loan Party to any Group Member that is not a Loan Party (A) subject to clause (B) below, in an aggregate amount for all such Loan Parties and such Indebtedness exceeding $2,500,000 or (B) in any amount upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), 9.1(c) (resulting from failure to comply with Section 5.1) or 9.1(d); (c) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness but only to the extent permitted by the subordination provisions thereof, and in the case of any Indebtedness incurred pursuant to Section 8.1(q), to the extent permitted thereunder; (d) (i) make regularly scheduled cash interest payments (including any penalty interest, if applicable) pursuant to the terms of any Junior Financing (but only to the extent permitted by the subordination provisions thereof, if applicable), and (ii) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof Junior Financing, in each case, with the proceeds of a Permitted Refinancing; (e) so long as no Event of Default shall have occurred and be continuing or shall result therefrom and, solely in the case of any such Restricted Debt Payment made in reliance on clause (a), (b), (c), (e) or (f) of the definition of “Cumulative Available Amount”, the Consolidated Total Leverage Ratio does not exceed 3.50:1.00 (calculated based on the most recently delivered Financial Statements for the most recently ended four Fiscal Quarter period), in each case on a Pro Forma Basis after giving effect to such prepayment, make Restricted Debt Payments in an amount not to exceed the Cumulative Available Amount at the time of consummation of such prepayment; (f) so long as no Event of Default shall have occurred and be continuing or would result therefrom, make Restricted Debt Payments in an amount not to exceed the greater of (i) $2,000,000 and (ii) an amount equal to the Equivalent Percentage of the amount set forth in clause (i) multiplied by Trailing EBITDA as of the applicable date of determination at such time; (g) make Restricted Debt Payments as part of an applicable high yield discount obligation catch-up payment; (h) make (A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Qualified Capital Stock of the Borrower or any Stock of Holdings or any parent company of Holdings (to the extent such proceeds are contributed to the capital of the Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock) and/or any capital contribution in respect of Qualified Capital Stock of the Borrower that are not otherwise applied and (1) other than any net proceeds received from the sale of Stock to, or contributions from, the Borrower or any of its Restricted Subsidiaries, (2) to the extent the relevant net proceeds have not otherwise been applied hereunder and (3) other than any Specified Equity Contribution and/or any Available Excluded Contribution Amount, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Junior Financing into Qualified Capital 120 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Stock of the Borrower or any Stock of Holdings or any parent company of Holdings that are not otherwise applied in reliance on the Cumulative Available Amount and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Junior Financing permitted under Section 8.1; (i) make Restricted Debt Payments with the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (i); and (j) make Restricted Debt Payments, so long as (x) no Event of Default has occurred and is continuing and (y) the Consolidated Total Leverage Ratio (calculated on a Pro Forma Basis) does not exceed 2.00:1.00; Section 8.7 Fundamental Changes. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, merge, consolidate or amalgamate with any Person, except for the following: (a) [reserved]; (b) Holdings or any Restricted Subsidiary may merge, consolidate or amalgamate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Borrower, (1) Holdings shall not be an obligor in respect of any Indebtedness that is not permitted to be Indebtedness of the Borrower under this Agreement, (2) Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Borrower, (3) no Event of Default shall have occurred and be continuing prior to and after giving effect to such merger or consolidation, (4) after giving effect to such merger or consolidation, the direct parent of the Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and thereafter such direct parent of the Borrower shall be deemed “Holdings” or all purposes under this Agreement and the other Loan Documents and (5) such direct parent of the Borrower shall pledge 100% of the equity interest of the Borrower to the Administrative Agent as Collateral to secure the Obligations in form reasonably satisfactory to the Administrative Agent; (c) (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary of the Borrower that is not a Loan Party, (ii) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary of the Borrower that is a Loan Party, (iii) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States shall be permitted; provided, in the case of clauses (ii) and (iii), that (A) no Event of Default shall have occurred and be continuing prior to and after giving effect to such merger or consolidation and (B) the surviving Person shall be a Loan Party or such transaction much be a Permitted Investment in accordance with Section 8.3; (d) so long as no Default or Event of Default shall have occurred and be continuing prior to and after giving effect to such merger, consolidation or amalgamation, the Borrower may merge, consolidate or amalgamate with any other Person; provided that (i) the Borrower shall be the continuing or surviving entity or (ii) if the Person formed by or surviving any such merger, consolidation or amalgamation is not the Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) the Successor Borrower shall expressly assume all the obligations of the 121 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Loan Party, unless it is the other party to such merger, consolidation or amalgamation, shall have by a supplement to the Guaranty and Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (D) if requested by the Administrative Agent, each mortgagor of a property subject to a Mortgage, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (E) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement, and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions and if applicable customary continuing security interest and perfection opinions, in each case, to the extent reasonably requested by the Administrative Agent; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement; and (e) the Acquisition and the Leo Acquisition may be consummated. Section 8.8 Change in Nature of Business. (a) No Group Member (other than Holdings) shall carry on any business, operations or activities (whether directly, through a joint venture, in connection with a Permitted Acquisition or otherwise) substantially different from those carried on by the Borrower and its Restricted Subsidiaries at the date hereof and business, operations and activities incidental, ancillary, complementary or reasonably related thereto. (b) Holdings shall not engage in any business, operations or activity, or hold any property (in each case, other than indirectly through the Borrower and its Subsidiaries), other than: (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Subsidiaries); (ii) the holding of any cash and Cash Equivalents (but not operating any property) and holding Stock and Stock Equivalents of the Borrower and activities and contractual rights incidental thereto; (iii) issuing, selling and redeeming its own Stock (including the performing of activities in preparation for and consummating any public offering of its common stock or any other issuance or sale of its Stock); (iv) paying taxes and filing Tax Returns; (v) holding directors’ and shareholders’ meetings, preparing corporate and similar records and other activities required to maintain its separate corporate or other legal structure; (vi) preparing reports to, and preparing and making notices to and filings with, Governmental Authorities and to its holders of Stock and Stock Equivalents; 122 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(vii) the making of contributions to the capital of the Borrower and receiving, and holding proceeds of, Restricted Payments from the Borrower and its Subsidiaries and distributing the proceeds thereof to the extent permitted in Section 8.5; (viii) performance of its obligations under the Loan Documents to which it is a party and other transactions expressly permitted under this Agreement; (ix) as necessary to consummate any Permitted Acquisition or other Permitted Investment; (x) the incurrence of Indebtedness and Liens under the Loan Documents or the making of guarantees in respect of any Indebtedness of the Borrowers and the Restricted Subsidiaries permitted to be incurred pursuant to Section 8.1; (xi) providing indemnification for officers, directors, members of management, employees and advisors or consultants of any parent company, the Borrower or its Subsidiaries; (xii) the performance of its obligations under any document, agreement and/or Investment contemplated by the Related Transactions or otherwise not prohibited under this Agreement; (xiii) the performance of obligations under and complying with its Constituent Documents, any demands or requests from or requirements of a Governmental Authority or any applicable Requirements of Law (including with respect to the maintenance of its existence and the activities of its Subsidiaries); (xiv) making and holding Investments in the Borrower and of the type permitted under Sections 8.3(f) or (h); and (xv) activities incidental to any of the foregoing. (c) Other than as provided for in Section 8.7(b), Holdings shall not merge, consolidate or amalgamate with any Person, except so long as no Default or Event of Default shall have occurred and be continuing prior to and after giving effect to such merger, consolidation or amalgamation, Holdings may merge, consolidate or amalgamate with any other Person; provided that (i) Holdings shall be the continuing or surviving entity or (ii) if the Person formed by or surviving any such merger, consolidation or amalgamation is not Holdings (any such Person, “Successor Holdings”), (A) Successor Holdings shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) Successor Holdings shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (C) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger, consolidation or amalgamation and such supplement to this Agreement or any Collateral Document comply with this Agreement, and, with respect to such opinion of counsel only, including customary organization, due execution, no conflicts and enforceability opinions and if applicable customary continuing security interest and perfection opinions, in each case, to the extent reasonably requested by the Administrative Agent; provided, further, that if the foregoing are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement. 123 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 8.9 Transactions with Affiliates. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, except as otherwise expressly permitted herein, enter into any other transaction directly or indirectly with, or for the benefit of, any Affiliate of the Borrower that is not another Group Member (including Guaranty Obligations with respect to any obligation of any such Affiliate), except for: (a) transactions no less favorable to such Group Member as would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of the Borrower; (b) Restricted Payments, the proceeds of which, if received by Holdings, are used as required by Section 8.5; (c) reasonable salaries and other reasonable director or employee compensation and reimbursement and benefits to officers and directors or employees of any Group Member; (d) (i) any issuance of securities or rights pursuant to stock options, stock ownership plans (including restricted stock plans), stock grants, directed share programs and other equity based incentive plans and (ii) the execution, delivery and performance of any stockholder or registration rights agreement approved by board of directors (or equivalent governing body) of any Holdings, any parent company of Holdings, the Borrower or any Restricted Subsidiary; (e) the Group Members may enter into any indemnification agreement or any similar arrangement with directors, officers, consultants and employees of the Group Members in the ordinary course of business and may pay fees and indemnities to directors, officers, consultants and employees of the Group Members in the ordinary course of business; (f) (i) any purchase by Holdings of equity interests of the Borrower or any contribution by Holdings to the equity capital of the Borrower and (ii) any acquisition of equity interests of Holdings and any contribution by any equity holder of Holdings to the equity capital of Holdings; (g) transactions between or among Holdings and any of its Subsidiaries (or any entity that becomes a Subsidiary as a result of such transaction), provided such transactions are not otherwise prohibited by this Agreement; (h) [reserved]; (i) [reserved]; (j) assignments to Affiliated Lenders to the extent expressly permitted under Section 11.2(g); (k) the non-exclusive licensing of trademarks, copyrights or other Intellectual Property in the ordinary course of business to permit the commercial exploitation of Intellectual Property between or among Affiliates and Subsidiaries of the Borrower; (l) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of Holdings, the Borrower and its Subsidiaries or any direct or indirect parent of Holdings in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries; 124 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(m) any agreement, instrument or arrangement as in effect as of the Closing Date and set forth on Schedule 8.9, or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Closing Date); (n) any transaction or series of related transactions with consideration valued at less than $2,000,000 (as determined in good faith by the Borrower); (o) (i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement entered into by the Borrower or any of its Restricted Subsidiaries with current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the Borrower or any of its Subsidiaries, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the Borrower or any of its Subsidiaries and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors of Holdings, any parent company of Holdings, the Borrower or any of its Subsidiaries or any employment contract or arrangement; (p) (i) transactions permitted by Sections 8.1(l) and (p), Section 8.3(dd), (ii), (gg) and (hh), Section 8.5 and Section 8.6 and (ii) issuances of Stock and issuances and incurrences of Indebtedness not restricted by this Agreement; (q) the Related Transactions, including the payment of Transaction Expenses; (r) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of Holdings, any parent company of Holdings, the Borrower and/or any of its Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of Holdings or any parent company of Holdings, to the extent attributable to the operations of the Borrower or its Subsidiaries; (s) transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Borrower or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate (as reasonably determined by the Borrower); (t) (i) any purchase by Holdings of the Stock of (or contribution to the equity capital of) the Borrower and (ii) any intercompany loan made by Holdings to the Borrower and/or any Restricted Subsidiary; or (u) any transaction in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are no less favorable to the Borrower or the applicable Restricted Subsidiary 125 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate. Section 8.10 Third-Party Restrictions on Liens or Restricted Payments. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, incur or otherwise suffer to exist or become effective or remain liable on or responsible for any Contractual Obligation limiting the ability of (a) any Restricted Subsidiary of the Borrower to make Restricted Payments to, or to make or repay loans or advances to, any Loan Party (other than Holdings) or (b) any Group Member to incur or suffer to exist any Lien upon any property of any Group Member, whether now owned or hereafter acquired, securing any of its Obligations, except, for each of clauses (a) and (b) above, (A) pursuant to the Loan Documents or any agreement with respect to any Incremental Equivalent Debt and/or in any agreement with respect to any Incremental Equivalent Debt and/or in any agreements with respect to any refinancing, renewal or replacement of such Indebtedness that is permitted by Section 8.1; (B) limitations on Liens (other than those securing any Obligation) on any property whose acquisition, repair, improvement or construction is financed by purchase money Indebtedness, Capitalized Lease Obligations or Permitted Refinancings permitted hereunder in reliance upon Section 8.1(b) or (c) set forth in the Contractual Obligations governing such Indebtedness, Capitalized Lease Obligations or Permitted Refinancing or Guaranty Obligations with respect thereto; (C) provisions restricting subletting or assignment of any lease governing a leasehold interest of a Restricted Subsidiary entered into in the ordinary course of business; (D) provisions restricting assignment of, or the pledge of rights under, any agreement entered into by a Group Member in the ordinary course of business; (E) restrictions and conditions contained in any agreement relating to the Sale of any property pending the consummation of such Sale; provided that (i) such restrictions and conditions apply only to the property to be Sold, and (ii) such Sale is permitted hereunder; (F) any agreement in effect at the time such Restricted Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Restricted Subsidiary of Borrower; (G) any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clause (F) above; provided that such amendments or refinancings are no more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those prior to such amendment or refinancing; (H) provisions restricting the Sale of Intellectual Property contained in licenses entered into the ordinary course of business and in accordance with the terms hereof; 126 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(I) any encumbrance or restrictions with respect to an interest in or Restricted Payments, Investments or Sales by such joint venture imposed by any joint venture agreement, organizational agreement or the Indebtedness of any joint venture maintained in accordance with Section 8.3; (J) any encumbrance or restrictions pursuant to the documentation governing any Indebtedness permitted hereunder; provided that such restrictions are no more onerous than those contained in this Agreement; (K) negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 8.1 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness and the proceeds and products thereof; (L) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 8.1 to the extent that such restrictions apply only to the property or assets securing such Indebtedness; (M) customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (N) apply by reason of any applicable law, rule, regulation or order or are required by any Governmental Authority having jurisdiction over the Borrower or any of its Subsidiaries; and (O) arising under any Hedging Agreement and/or any agreement relating to any Banking Services. Section 8.11 Modification of Certain Documents. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, do any of the following: (a) waive or otherwise modify any term of any Constituent Document, except for those modifications and waivers that do not materially and adversely affect the rights and privileges of any Group Member and do not materially and adversely affect the interests of any Secured Party under the Loan Documents or in the Collateral; provided that, for purposes of clarity, it is understood and agreed that any Borrower and/or any Restricted Subsidiary may effect a change to its organizational form and/or consummate any other transaction that is permitted under Section 8.7; and (b) waive or otherwise modify any term of any Subordinated Debt (other than intercompany loans permitted pursuant to Sections 8.1 and 8.3) after its incurrence and that is the subject of any refinancing, refunding, extension, defeasance, discharge, renewal or replacement, that is not permitted under the applicable subordination agreement. Section 8.12 Accounting Changes; Fiscal Year. No Group Member shall change its (a) accounting treatment or reporting practices, except as required by GAAP or any Requirement of Law, or (b) its fiscal year or its method for determining fiscal quarters or fiscal months. Section 8.13 Margin Regulations. No Group Member shall use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board. 127 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 8.14 Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that will result in the imposition of a Lien on the assets of any Group Member with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event, that would, in the aggregate, have a Material Adverse Effect. ARTICLE 9 EVENTS OF DEFAULT Section 9.1 Definition. Each of the following shall be an Event of Default: (a) the Borrower shall fail to pay (i) any principal of any Loan or any L/C Reimbursement Obligation when the same becomes due and payable, (ii) any interest on any Loan or any recurring fee under any Loan Document and, in the case of this clause (ii), such non-payment continues for a period of five Business Days after the due date therefor, or (iii) any other Obligation (other than those set forth in clauses (i) and (ii) above) and, in the case of this clause (iii), such non-payment continues for a period of ten Business Days after the due date therefor; or (b) (i) on the Closing Date the Acquisition Agreement Representations or the Specified Representations or (ii) any time after the Closing Date any representation, warranty or certification made or deemed made by or on behalf of any Loan Party in any Loan Document or by or on behalf of any Loan Party (or any Responsible Officer thereof) in any document delivered pursuant to the terms of a Loan Document, shall in either case prove to have been incorrect in any material respect when made or deemed made; or (c) any Loan Party shall fail to comply with (i) any provision of Article V (Financial Covenant) (provided that no Default or Event of Default shall arise under Article V until the 10th Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter under 6.1(b) or 6.1(c), as applicable (unless the Borrower is not entitled to exercise the right to make a Specified Equity Contribution in respect of such Fiscal Quarter pursuant to Section 5.2, in which case such Default or Event of Default will not be delayed until such 10th Business Day)), 6.1 (Financial Statements) (and the continuation of such failure for ten (10) Business Days), 6.2(a)(i) (Other Events; Notice of Default) (provided that the delivery of any notice of Default or Event of Default at any time will cure any Event of Default arising from the failure to timely comply with Section 6.2(a)(i)), 7.1(a) (Maintenance of Corporate Existence), but only with respect to the Borrower or Article VIII (Negative Covenants) or (ii) any provision of any Loan Document (other than those specified in clauses (a), (b) and (c)(i) of this Section 9.1, if, in the case of this clause (ii), such failure shall remain unremedied for thirty (30) days after the earlier of (x) the date on which the Borrower has knowledge of such failure to perform and (y) the date on which notice thereof shall have been given to the Borrower by the Administrative Agent); or (d) (i) the Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against the Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar order, in each case under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, liquidator, other similar official or other official with similar powers, in each case for it or for any substantial part of its property and, in the case of any such proceedings instituted against (but not by or with the consent of) the Borrower or any Restricted 128 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Subsidiary (other than an Immaterial Subsidiary), either such proceedings shall remain undismissed or unstayed for a period of sixty (60) days or more or any action sought in such proceedings shall occur or (iii) the Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) shall take any corporate or similar action or any other action to authorize any action described in clause (i) or (ii) above; or (e) one or more judgments, orders or decrees (or other similar process) shall be rendered against the Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) (i) involving an aggregate amount (excluding amounts covered by insurance, to the extent the relevant insurer has not denied coverage therefor, or other indemnity or contribution obligation) in excess of $7,500,000 and (ii) such judgment, order or decree shall not have been vacated or discharged for a period of 60 consecutive days and there shall not be in effect (by reason of a pending appeal or otherwise) any stay of enforcement thereof; or (f) except pursuant to a valid, binding and enforceable termination or release permitted under the Loan Documents and executed by the Administrative Agent or except as otherwise expressly permitted under any Loan Document, (i) any provision of any Loan Document shall, at any time after the delivery of such Loan Document, fail to be valid and binding on, or enforceable against, any Loan Party party thereto, (ii) any Loan Document purporting to grant a Lien to secure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on any Collateral with an aggregate value in excess of $7,500,000 purported to be covered thereby or, except due to an act or omission of the Administrative Agent (including a failure to file UCC continuation statements or loss of certificated collateral that has been delivered) or to the extent covered by enforceable title insurance, such Lien shall fail or cease to be a perfected Lien with the priority required in the relevant Loan Document on any Collateral or (iii) any subordination provision in respect of any Subordinated Debt shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, the holders of such Subordinated Debt or any representative thereof (or any such holder or representative shall so state in writing), or, other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, any Group Member shall state in writing that any of the events described in clause (i), (ii) or (iii) above shall have occurred; or (g) there shall occur any Change of Control; or (h) (i) any Group Member shall fail to make any payment when due (whether due because of scheduled maturity, required prepayment provisions, acceleration, demand or otherwise), after giving effect to any applicable grace period, on any Indebtedness of any Group Member (other than the Obligations or any Hedging Agreement) and, in each case, such failure relates to Indebtedness having a principal amount of $7,500,000 or more or (ii) any other event shall occur or condition shall exist, and in each case be continuing, under any Contractual Obligation relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or otherwise permit the acceleration of, the maturity of such Indebtedness (after giving effect to any applicable grace or cure period); provided that this clause (h) shall not apply to any secured Indebtedness that becomes due as a result of the voluntary Sale of the property securing such Indebtedness if such Sale is permitted hereunder or as a result of a casualty or condemnation event; provided, further, that any failure described under this clause (h) is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Obligations pursuant to this Article 9. Section 9.2 Remedies. During the continuance of any Event of Default, in addition to any other right or remedy provided under any Loan Document or by any applicable Requirement of Law: 129 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) the Administrative Agent may, and, at the request of the Required Lenders, shall, in each case by notice to the Borrower declare all of any portion of the Commitments terminated, whereupon such Commitments shall immediately be reduced by such portion or, in the case of a termination in whole, shall terminate together with any obligation of any Lender may have hereunder to make any Loan and any L/C Issuer may have hereunder to Issue any Letter of Credit; (b) the Administrative Agent at the request of the Required Lenders, shall, in each case by notice to the Borrower, declare immediately due and payable all or any part of any Obligation arising under the Loan Documents (including any accrued but unpaid interest thereon), whereupon the same shall become immediately due and payable, without presentment, demand, protest or further notice or other requirements of any kind, all of which are hereby expressly waived by Holdings and the Borrower (and, to the extent provided in any other Loan Document, other Loan Parties); provided, however, that, effective immediately upon the occurrence of the Events of Default specified in Section 9.1(d)(ii), (x) the Commitments of each Lender to make Loans and the commitment of each L/C Issuer to Issue Letters of Credit shall each automatically be terminated and (y) each Obligation arising under the Loan Documents (including in each case any accrued all accrued but unpaid interest thereon) shall automatically become and be due and payable, without presentment, demand, protest or further notice or other requirement of any kind, all of which are hereby expressly waived by Holdings and the Borrower (and, to the extent provided in any other Loan Document, any other Loan Party). An Event of Default shall be deemed to be continuing until cured or waived. Section 9.3 Actions in Respect of Letters of Credit. At any time (i) upon the Revolving Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds on deposit in L/C Cash Collateral Accounts shall be less than 102% of the L/C Obligations for all Letters of Credit at such time (or such lesser amount as may be agreed by the applicable L/C Issuer and the Required Revolving Lenders) and (iii) as required by Section 2.12, the Borrower shall pay to the Administrative Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.11, for deposit in a L/C Cash Collateral Account, the amount required so that, after such payment, the aggregate funds on deposit in the L/C Cash Collateral Accounts equals or exceeds 102% (or such lesser amount as may be agreed by the applicable L/C Issuer and the Required Revolving Lenders) of the L/C Obligations for all Letters of Credit at such time (not to exceed, in the case of clause (iii) above, the payment to be applied pursuant to Section 2.12 to provide cash collateral for Letters of Credit). ARTICLE 10 THE ADMINISTRATIVE AGENT Section 10.1 Appointment and Duties. (a) Appointment of Administrative Agent. Each Lender and each L/C Issuer hereby appoints Ares (together with any successor Administrative Agent pursuant to Section 10.9) as the Administrative Agent hereunder and authorizes the Administrative Agent to (x) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Group Member, (y) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (z) exercise such powers as are reasonably incidental thereto. (b) Duties as Collateral and Disbursing Agent. Without limiting the generality of clause (a) above, the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders and L/C Issuers), and is hereby authorized, to (t) except as otherwise provided in clause (ii) of this paragraph (b), to act as the disbursing and collecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 9.1(d)(ii) or any other bankruptcy, insolvency or similar 130 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (u) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 9.1(d)(ii) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (v) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (w) manage, supervise and otherwise deal with the Collateral, (x) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (y) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (z) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and L/C Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the L/C Issuers for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Loan Party with, and cash and Cash Equivalents held by, such Lender or L/C Issuer, and may further authorize and direct such Lenders and the L/C Issuers to take further actions as collateral sub- agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent and each Lender and L/C Issuer hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Notwithstanding the foregoing, no sub-agent shall be required to take, or to omit to take, any action (i) unless, upon demand, the sub-agent receives an indemnification satisfactory to it from the other Lenders (or, to the extent applicable and acceptable to the sub-agent, any other Secured Party) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the sub-agent or any Related Person thereof or (ii) that is, in the opinion of the sub-agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. (c) Limited Duties. Under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Lenders and the L/C Issuers, as applicable (except to the limited extent provided in Section 2.14(b) with respect to the Register and in Section 10.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent” the terms “administrative agent,” “agent”, “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender, L/C Issuer or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender and L/C Issuer hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i), (ii) and (iii) above. Section 10.2 Binding Effect. Each Lender and each L/C Issuer agrees that (i) any action taken by the Administrative Agent or the Required Lenders or the Required Revolving Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Required Lenders or the Required Revolving Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders or the Required Revolving Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. 131 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 10.3 Use of Discretion. (a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders). (b) Right Not to Follow Certain Instructions. Notwithstanding clause (a) above, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. Section 10.4 Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article X to the extent provided by the Administrative Agent. Section 10.5 Reliance and Liability. (a) The Administrative Agent may, without incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 11.2(e), (ii) rely on the Register to the extent set forth in Section 1.4, (iii) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Loan Party) and (iv) rely and act upon any document and information (including those transmitted by Electronic Transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (b) Neither the Administrative Agent nor any of its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender, L/C Issuer, Holdings and the Borrower hereby waive and shall not assert (and each of Holdings and the Borrower shall cause each other Loan Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent: (i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or the Required Revolving Lenders, as applicable, or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); (ii) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; 132 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(iii) makes no warranty or representation, and shall not be responsible, to any Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Person or any Loan Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Loan Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; and (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Loan Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender or L/C Issuer describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); and, for each of the items set forth in clauses (i), (ii), (iii), and (iv) above, each Lender, L/C Issuer, Holdings and the Borrower hereby waives and agrees not to assert (and each of Holdings and the Borrower shall cause each other Loan Party to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon. Section 10.6 Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any kind of business with, any Loan Party or Affiliate thereof as though it were not acting as Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Credit Lender”, “Term Loan Lender”, “Revolving Credit Lender”, “Required Lender” and “Required Revolving Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender, Revolving Credit Lender, Term Loan Lender, Revolving Credit Lender or as one of the Required Lenders or Required Revolving Lenders respectively. Section 10.7 Lender Credit Decision. Each Lender and each L/C Issuer acknowledges that it shall, independently and without reliance upon the Administrative Agent, any Lender or L/C Issuer or any of their Related Persons or upon any document (including the Disclosure Documents) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Loan Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Whenever the Loan Documents require any Loan Party or any Affiliate of any Loan Party to send notice, financial information or other deliveries to Administrative Agent including, without limitation, pursuant to Article 6 of this Agreement, the Administrative Agent shall promptly make deliveries available to the Lenders. 133 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 10.8 Expenses; Indemnities. (a) Each Lender agrees to reimburse the Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Loan Party) promptly upon demand for such Lender’s Pro Rata Share with respect to the Facilities of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Loan Party) that may be incurred by the Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including preparation for and/or response in any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees to indemnify the Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Loan Party) from and against such Lender’s aggregate Pro Rata Share with respect to the Facilities of the Liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any related document, or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Persons to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. (c) To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any payment is made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the IRS or any other Governmental Authority, or the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. The Administrative Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which the Administrative Agent is entitled to indemnification from such Lender under this Section 10.8(c). Section 10.9 Resignation of Administrative Agent or L/C Issuer. (a) The Administrative Agent may resign at any time by delivering 10 days’ written notice of such resignation to the Lenders and the Borrower, effective on the date set forth in such notice or, if not such date is set forth therein, upon the date such notice shall be effective; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s resignation shall not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is 20 days after the last day of such 10-day period. If the Administrative Agent is a Defaulting Lender or an Affiliate of a Defaulting Lender, either the Required 134 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lenders or the Borrower may, upon 10 days’ notice, remove the Administrative Agent; provided that if no successor agent is appointed in accordance with the terms set forth below within such 10-day period, the Administrative Agent’s removal shall, at the option of the Borrower, not be effective until the earlier to occur of (x) the date of the appointment of the successor agent or (y) the date that is 20 days after the last day of such 10-day period. Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a financial institution with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000 or another Person reasonably acceptable to the Borrower. If no successor has been appointed as provided above and accepted such appointment within 10 days after the retiring Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal, no successor Administrative Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders. Each appointment under this clause (a) shall be subject to the prior consent of the Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default under Section 9.1(a) or (d). (b) Effective immediately upon its resignation, (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 10.3, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents. (c) Any L/C Issuer may resign at any time by delivering notice of such resignation to the Administrative Agent, effective on the date set forth in such notice or, if no such date is set forth therein, on the date such notice shall be effective. Upon such resignation, the L/C Issuer shall remain an L/C Issuer and shall retain its rights and obligations in its capacity as such (other than any obligation to Issue Letters of Credit but including the right to receive fees or to have Lenders participate in any L/C Reimbursement Obligation thereof) with respect to Letters of Credit Issued by such L/C Issuer prior to the date of such resignation and shall otherwise be discharged from all other duties and obligations under the Loan Documents. Section 10.10 Release of Collateral or Guarantors. Each Secured Party hereby consents to the automatic release and hereby directs the Administrative Agent to release (or, in the case of clause (b)(ii) below, release or subordinate) the following: (a) any Guarantor from its guaranty of any Obligation of any Loan Party as provided in Section 11.22; and (b) any Lien held by the Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is Sold by a Loan Party in a Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 7.10 after giving effect to such Sale have been granted, (ii) any property subject to a Lien permitted hereunder in reliance upon Section 8.2(d) or (e), (iii) any property that constitutes or becomes Excluded Property (as defined in the Guaranty and Security Agreement), (iv) any 135 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

property subject to such Lien owned by a Guarantor, upon the release of such Guarantor from guaranty of any Obligation of any Loan Party in accordance with the Loan Documents and (v) all of the Collateral and all Loan Parties, upon the Termination Date. Each Lender and L/C Issuer hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 10.10. Section 10.11 Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender or L/C Issuer as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, (except in the case of Secured Hedging Counterparties) shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article X, Section 11.8 (Right of Setoff), Sections 11.9 (Sharing of Payments) and 11.20 (Confidentiality) and the decisions and actions of the Administrative Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 10.8 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of Pro Rata Share or similar concept, (b) except as set forth specifically herein, each of the Administrative Agent, the Lenders and the L/C Issuers shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as set forth specifically herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document. Section 10.12 Intercreditor Agreements. Each Secured Party hereby directs the Administrative Agent to enter into (a) any Acceptable Intercreditor Agreement (or any amendment, restatement, supplement or other modification thereto) in respect of any Indebtedness, Banking Services Obligations or Obligations in respect of Secured Hedging Agreements that, pursuant to the terms hereof, (i) is required or permitted to be subordinated in right of payment and/or (ii) is secured by Liens, and with respect to which, this Agreement contemplates an intercreditor, subordination or similar agreement or arrangement. ARTICLE 11 MISCELLANEOUS Section 11.1 Amendments, Waivers, Etc. (a) Except as specifically provided in Section 2.19 or 2.20, no amendment or waiver of any provision of any Loan Document (other than the Fee Letter, the Control Agreements and the L/C Reimbursement Agreements) and no consent to any departure by any Loan Party therefrom shall be effective unless the same shall be in writing and signed (1) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Secured Parties or extending an existing Lien over additional property, by the Administrative Agent and the Borrower, (2) in the case of any other 136 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

waiver or consent, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and (3) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower; provided, however, that no amendment, consent or waiver described in clause (2) or (3) above shall, unless in writing and signed by each Lender directly affected thereby (or by the Administrative Agent with the consent of such Lender), in addition to any other Person the signature of which is otherwise required pursuant to any Loan Document, do any of the following: (i) waive or change any provision of Section 2.12(c); (ii) increase the Commitment of such Lender or subject such Lender to any additional obligation (which increase shall be deemed only to affect directly the Lender whose Commitment is being increased); (iii) reduce (including through release, forgiveness, assignment or otherwise) (A) the principal amount of, the interest rate on, or any obligation of the Borrower to repay (whether or not on a fixed date), any outstanding Loan owing to such Lender, (B) any fee or accrued interest payable to such Lender or (C) if such Lender is a Revolving Credit Lender, any L/C Reimbursement Obligation or any obligation of the Borrower to repay (whether or not on a fixed date) any L/C Reimbursement Obligation; provided, however, that this clause (iii) does not apply to (x) any change to any provision increasing any interest rate or fee during the continuance of an Event of Default or to any payment of any such increase or (y) any modification to the financial covenant set forth in Section 5.1 or in any definition set forth therein or principally used therein (it being understood that no change in the calculation of any other interest, fee or premium due hereunder (including any component definition thereof), nor any amendment, modification or waiver of, or consent to departure from, the definition of the term “Consolidated Total Leverage Ratio” (or any provision of any Loan Document referring to such term), shall constitute a reduction in any rate of interest, fee or premium hereunder); (iv) waive or postpone any scheduled maturity date or other scheduled date fixed for the payment, in whole or in part, of principal of or interest on any Loan or fee owing to such Lender or for the reduction of such Lender’s Commitment; provided, however, that this clause (iv) does not apply to any change to mandatory prepayments, including those required under Section 2.8; (v) except as provided in Section 10.10 or Section 11.22 (other than with respect to a release of all or substantially all Collateral), release all or substantially all of the Collateral or any Guarantor from its guaranty of any Obligation of the Borrower; (vi) reduce or increase the proportion of Lenders required for the Lenders (or any subset thereof) to take any action hereunder or change the definition of the terms “Required Lenders”, “Pro Rata Share” or “Pro Rata Outstandings”; or (vii) amend Section 10.10 (Release of Collateral or Guarantor), Section 11.9 (Sharing of Payments), Section 11.22 or this Section 11.1; and provided, further, that (x) any change to the definition of the term “Required Revolving Lenders” shall the consent of the Required Revolving Lenders; 137 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(y) no amendment or waiver shall, unless signed by the Required Revolving Lenders (or by the Administrative Agent with the consent of the Required Revolving Lenders) (but without the consent of the Required Lenders) (A) amend or waive compliance with the conditions precedent to the obligations of any Revolving Credit Lenders to make any Revolving Loan (or of any L/C Issuer to Issue any Letter of Credit or of the Swingline Lender to make any Swingline Loan) in Section 3.2, (B) waive any Default or Event of Default for the purpose of satisfying the conditions precedent to the obligations of the Revolving Credit Lenders to make Revolving Loans (or of any L/C Issuer to Issue any Letter of Credit or of the Swingline Lender to make any Swingline Loan) in Section 3.2, (C) amend or waive compliance with any provision of Sections 2.1(a), 2.2, 2.3, 2.4, 2.8(d), 2.12(d) (solely to the extent pertaining to any Revolving Loan), 2.19(d), 2.20(c) (solely to the extent pertaining to any Revolving Loan) or 2.20(d), (D) amend or waive this clause (y) or the definitions of the terms used in this clause (y) insofar as the definitions affect the substance of this clause (y) or (E) amend any specific right of the Required Revolving Lenders to grant or withhold consent or take or omit to take any action hereunder; and (z) no amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, the Administrative Agent (or otherwise modify any provision of Article X or the application thereof), any L/C Issuer or any SPV that has been granted an option pursuant to Section 11.2(f) unless in writing and signed by the Administrative Agent, such L/C Issuer or, as the case may be, such SPV in addition to any signature otherwise required. Notwithstanding anything to the contrary contained in this Section 11.1, Administrative Agent may amend Schedule I to reflect assignments entered into pursuant to Section 11.2. Notwithstanding anything to the contrary herein, except as provided in Section 11.2(g), no Permitted Investor that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents other than any amendment, waiver or consent that disproportionately and adversely affects such Permitted Investor as compared to other Lenders, and any such Term Loans held by a Permitted Investor for purposes hereof shall be automatically deemed to be voted pro rata according to the Term Loans of all other Lenders in the aggregate (other than the Permitted Investors). (b) Each waiver or consent under any Loan Document shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party shall entitle any Loan Party to any notice or demand in the same, similar or other circumstances. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. (c) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver, consent or other modification hereunder, except that (i) the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded from a vote of the Lenders hereunder requiring any consent of the Lenders), (ii) the principal of such Lender’s Loans shall not be reduced or forgiven without the consent of such Lender and (iii) the interest rate applicable to Obligations owing to a Defaulting Lender may not be reduced without the consent of such Lender (unless the applicable amendment, waiver or consent has been consented to by all non-Defaulting Lenders and does not treat the Obligations owing to such Defaulting Lender in a disproportionately adverse manner as compared to the Obligations owing to non-Defaulting Lenders). (d) In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any 138 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

tranche (“Refinanced Loans”) with replacement term loans (“Replacement Loans”); provided that (a) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Refinanced Loans (plus (1) any additional amounts permitted to be incurred under Section 8.1; provided that, to the extent any such additional amounts are secured, the related Liens are permitted under Section 8.2, and (2) the amount of accrued interest, penalties and premium (including tender premium) thereon, any committed but undrawn amount and underwriting discounts, fees (including upfront fees, original issue discount or initial yield payments), commissions and expenses associated therewith), (b) the All-In Yield with respect to such Replacement Loans (or similar interest rate spread applicable to such Replacement Loans) shall not be higher than the All-In Yield for such Refinanced Loans (or similar interest rate spread applicable to such Refinanced Loans) immediately prior to such refinancing, (c) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Loans at the time of such refinancing (except by virtue of amortization or prepayment of the Refinanced Loans prior to the time of such incurrence), (d) any Replacement Loans may rank pari passu with or junior to any then-existing tranche of Term Loans in right of payment and/or security or may be unsecured (and to the extent the relevant Replacement Loans are subordinated in right of payment or are secured by Collateral, they shall be subject to an Acceptable Intercreditor Agreement), (e) any Replacement Loans may participate in any mandatory prepayment of Term Loans and (f) all other terms and conditions (other than with respect to pricing, premiums and optional prepayment or redemption terms) applicable to such Replacement Loans shall be (i) substantially identical to, or (taken as a whole as determined by the Borrower in its reasonable judgment) are no more favorable to the lenders or holders providing such Replacement Loans than those applicable to the Refinanced Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest Scheduled Maturity Date of the Loans in effect immediately prior to such refinancing or (ii) reasonably acceptable to the Administrative Agent (it being agreed that terms and conditions of any Replacement Loans that are more favorable to the Lenders of such Replacement Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable amendment shall be deemed acceptable to the Administrative Agent). (e) Notwithstanding anything to the contrary contained in this Section 11.1 or any other provision of this Agreement or any provision of any other Loan Document: (i) the Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive any Collateral Document to (A) comply with any Requirement of Law or the advice of counsel or (B) cause such Collateral Document to be consistent with this Agreement and/or the relevant other Loan Documents, (ii) the Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders (including Incremental Loan Lenders) providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent to (A) effect the provisions of Section 2.19, 2.20 or 11.19, or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or (B) add terms (including representations and warranties, conditions, prepayments, covenants or events of default and terms contemplated by the definition of “Acceptable Intercreditor Agreement”), in connection with the addition of any Loan or Commitment hereunder, any Incremental Equivalent Debt or any Replacement Loans that are favorable to the then-existing Lenders (taken as a whole), as reasonably determined by the Administrative Agent (it being understood that, where applicable, any such amendment may be effectuated as part of an Incremental Amendment, Extension/Modification Amendment and/or an amendment in respect of Replacement Loans); 139 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(iii) if the Administrative Agent and the Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly, (iv) the Administrative Agent and the Borrower may amend, restate, amend and restate, supplement or otherwise modify any Acceptable Intercreditor Agreement as provided therein, (v) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and/or Required Revolving Lenders on substantially the same basis as the Lenders prior to such inclusion; provided that no additional revolving credit facilities may be added and no change to the definition or determination of Required Revolving Lenders may be made without the consent of the Required Revolving Lenders, and (vi) any amendment, waiver or modification of any term or provision that directly affects Lenders under one or more tranches and does not directly affect Lenders under one or more other tranches may be effected with the consent of Lenders owning 50% of the aggregate unused Commitments and Term Loans of such directly affected tranche in lieu of the consent of the Required Lenders. Section 11.2 Assignments and Participations; Binding Effect. (a) Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower, the Administrative Agent and the Swingline Lender, and when the Administrative Agent shall have been notified by each Lender and L/C Issuer that such Lender or L/C Issuer has executed it. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, Holdings, the Borrower (in each case except for Article X), the Administrative Agent, the Swingline Lender, each Lender and L/C Issuer and, to the extent provided in Section 10.11, each other Indemnitee and Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Section 10.9), none of Holdings, the Borrower, any Lender, any L/C Issuer, the Swingline Lender or the Administrative Agent shall have the right to assign any rights or obligations hereunder or any interest herein. (b) Right to Assign. Each Lender may sell, transfer, negotiate or assign (a “Transfer”) all or a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans and Letters of Credit) to: (i) any existing Lender (other than the Borrower, the Permitted Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement or pursuant to Section 11.2(h) or an assignment to an Affiliated Lender to the extent expressly permitted under Section 11.2(g)); (ii) any Affiliate or Approved Fund of any existing Lender (other than the Borrower, the Permitted Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement, pursuant to Section 11.2(h) or an assignment to an Affiliated Lender 140 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

to the extent expressly permitted under Section 11.2(g)) or (iii) any other Eligible Assignee (other than the Borrower, the Permitted Investors or any of their respective Affiliates except pursuant to a Permitted Loan Retirement or an assignment to an Affiliated Lender to the extent expressly permitted under Section 11.2(g)), acceptable (which acceptance shall not be unreasonably withheld or delayed) to the Administrative Agent and, as long as no Event of Default under Section 9.1(a) or 9.1(d) has occurred and is continuing, the Borrower (which acceptance shall not be unreasonably withheld or delayed); provided, however, that (x) such Transfers do not have to be ratable between the Facilities but must be ratable among the obligations owing to and owed by such Lender with respect to a Facility, (y) for each Facility, the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans, Commitments and L/C Obligations subject to any such Transfer shall be in a minimum amount of $1,000,000, unless such Transfer is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such Facility or is made with the prior consent of the Borrower and the Administrative Agent and (z) no Transfers may be made to a Disqualified Lender unless an Event of Default under Section 9.1(d) has occurred and is continuing. To the extent that any Transfer is purported to be made to a Disqualified Lender in violation of the foregoing clause (z), such Disqualified Lender shall be required immediately (and in any event within five (5) Business Days) to assign all Loans and Commitments then owned by such Disqualified Lender to another Lender (other than a Defaulting Lender) or person permitted to become a Lender pursuant to this Section 11.2 (and the Borrower shall be entitled to seek specific performance in regards to this sentence). As to Transfers requiring the Administrative Agent’s consent, the withholding of such consent for Transfers to the Borrower or any of its Affiliates (other than an Affiliated Lender in accordance with Section 11.2(g)) or to a holder of Subordinated Debt issued by the Borrower or any of its Affiliates (other than an Affiliated Lender in accordance with Section 11.2(g)) shall not be deemed to be unreasonable. (c) Procedure. The parties to each Transfer made in reliance on clause (b) above (other than those described in clause (e) or (f) below) shall execute and deliver to the Administrative Agent an Assignment via an electronic settlement system designated by the Administrative Agent (or if previously agreed with the Administrative Agent, via a manual execution and delivery of the assignment) evidencing such Transfer, together with any existing Note subject to such Transfer (or any affidavit of loss therefor acceptable to the Administrative Agent), any tax forms required to be delivered pursuant to Section 2.17(g) and payment of an assignment fee in the amount of $3,500, provided that (1) if a Transfer by a Lender is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Transfer, and (2) if a Transfer by a Lender is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, and concurrently to one or more Affiliates or Approved Funds of such assignee, then only one assignment fee of $3,500 shall be due in connection with such Transfer. Upon receipt of all the foregoing, and conditioned upon such receipt and, if such assignment is made in accordance with Section 11.2(b)(iii), upon the Administrative Agent (and the Borrower, if applicable) consenting to such Assignment, from and after the effective date specified in such Assignment, the Administrative Agent shall record or cause to be recorded in the Register the information contained in such Assignment. (d) Effectiveness. Subject to the recording of an Assignment by the Administrative Agent in the Register pursuant to Section 2.14(b), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to 141 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto except that each Lender agrees to remain bound by Article X, Section 11.8 (Right of Setoff) and 11.9 (Sharing of Payments) to the extent provided in Section 10.11 (Additional Secured Parties)). (e) Grant of Security Interests. In addition to the other rights provided in this Section 11.2, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to the Administrative Agent or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Securities by notice to the Administrative Agent; provided, however, that no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder. (f) Participants and SPVs. In addition to the other rights provided in this Section 11.2, each Lender may, (x) with notice to the Administrative Agent and the Borrower, grant to an SPV the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right to receive payment with respect to any Obligation and (y) without notice to or consent from the Administrative Agent or the Borrower, sell participations to one or more Eligible Assignees in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, Revolving Loans and Letters of Credit); provided, however, that, whether as a result of any term of any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Loan Parties and the Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obligations in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Sections 2.16 (Breakage Costs; Increased Costs; Capital Requirements) and 2.17 (Taxes), but only to the extent such participant or SPV delivers the tax forms such Lender is required to collect pursuant to Section 2.17(g) and then only to the extent of any amount to which such Lender would be entitled in the absence of any such grant or participation and (B) each such SPV may receive other payments that would otherwise be made to such Lender with respect to Loans funded by such SPV to the extent provided in the applicable option agreement and set forth in a notice provided to the Administrative Agent by such SPV and such Lender, provided, however, that in no case (including pursuant to clause (A) or (B) above) shall an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the consent of such SPV or participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce or direct enforcement of the Obligations), except for those described in clauses (ii) and (iii) of Section 11.1(a) with respect to amounts, or dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in the case of participants, except for those described in Section 11.1(a)(iv) (or amendments, consents and waivers with respect to Section 10.10 to release all or 142 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

substantially all of the Collateral). No party hereto shall institute (and each of Borrower and Holdings shall cause each other Loan Party not to institute) against any SPV grantee of an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of such SPV; provided, however, that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to get reimbursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the termination of the Commitments and the payment in full of the Obligations. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Affiliated Lenders. (i) In addition to the other rights provided in this Section 11.2, each Lender may assign all or a portion of any of its Term Loans to any Person who, after giving effect to such assignment, would be an Affiliated Lender (without the consent of any Person but subject to acknowledgment by the Administrative Agent (which acknowledgment shall be provided promptly after request therefor)) on a non-pro rata basis (A) through Permitted Loan Retirements or (B) through open market purchases; provided that: (A) the assigning Lender and the Affiliated Lender purchasing such Lender’s tranche or tranches of Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit I hereto (an “Affiliated Lender Assignment and Assumption”), it being understood that each Affiliated Lender Assignment and Assumption (other than with respect to an assignment to an Affiliated Debt Fund) shall, among other things, provide for a power of attorney in favor of the Administrative Agent to vote the claims in respect of Term Loans held by such Affiliated Lender in an Insolvency Proceeding as provided in clause (iv) of this subsection 11.2(g); (B) for the avoidance of doubt, Lenders shall not be permitted to assign any tranche of Revolving Loan Commitments or Revolving Loans to an Affiliated Lender and any purported assignment of any tranche of Revolving Loan Commitments or Revolving Loans to an Affiliated Lender shall be null and void; (C) at the time of such assignment and after giving effect to such assignment, the aggregate principal amount of all Term Loans held by all Affiliated Lenders (other than Affiliated Debt Funds) (or in which Affiliated Lenders have a 143 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

participation) shall not exceed twenty-five percent (25%) of all Term Loans outstanding under this Agreement. (ii) Notwithstanding anything to the contrary in this Agreement, no Affiliated Lender (other than an Affiliated Debt Fund) shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited or (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or any representative of any Loan Party. (iii) Notwithstanding anything in Section 11.1 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders, all affected Lenders or all Lenders have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, an Affiliated Lender (other than Affiliated Debt Fund) shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders (other than Affiliated Debt Funds); provided that, without the consent of an Affiliated Lender, no such amendment, modification, waiver, consent or other action shall (1) increase any Commitment of such Affiliated Lender, (2) extend the due date for any scheduled installment of principal (including the maturity date) of any Term Loan held by such Affiliated Lender, (3) extend the due date for interest under the Loan Documents owed to such Affiliated Lender, (4) reduce any amount owing to such Affiliated Lender under any Loan Document or (5) disproportionately adversely affect such Affiliated Lender differently than other similarly situated Lenders, in each case except as provided in clause (iv) of this subsection 11.2(g); and provided, further, that each Affiliated Lender shall receive its ratable portion of any fee received in respect of any such amendment, modification, waiver or consent. (iv) Each Affiliated Lender (other than an Affiliated Debt Fund), solely in its capacity as a holder of any tranche of Term Loans, hereby agrees, and each Affiliated Lender Assignment and Assumption shall provide a confirmation that, if any Loan Party shall be subject to any Insolvency Proceeding, with respect to any matter requiring the vote of holders of any tranche of Term Loans during the pendency of an Insolvency Proceeding (including voting on any plan of reorganization pursuant to 11 U.S.C. §1126), such Affiliated Lender irrevocably authorizes and empowers Administrative Agent to vote and/or object on behalf of such Affiliated Lender in connection with any plan of reorganization with respect to the Loans held by such Affiliated Lender in accordance with clause (iii) above of this subsection 11.2(g) (without regard to clauses (2), (3) and (4) of the proviso to such clause (iii)); provided that each Affiliated Lender shall be entitled to vote or object in its sole discretion (and not in accordance with the direction of Administrative Agent) in accordance with clause (iii) of this subsection 11.2(g), including in connection with any plan of reorganization, to the extent any such plan of reorganization proposes to treat any Term Loans held by such Affiliated Lender in a manner that is more adverse to the interests of such Affiliated Lender than the proposed treatment of Term Loans held by other Lenders that are not Affiliated Lenders is to the interests of such other Lenders. For the avoidance of doubt, the Lenders and each Affiliated Lender agree and acknowledge that the provisions set forth in this clause (iv), and the related provisions set forth in each Affiliated 144 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Lender Assignment and Assumption, constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under the Bankruptcy Code. (v) For purposes of determining whether the Required Lenders have consented to any amendment or waiver under Section 11.1, the aggregate amount of Loans held by Affiliated Debt Funds will be excluded to the extent in excess of 49.9% of the amount required to constitute Required Lenders. (h) Any Lender may, so long as no Event of Default has occurred and is continuing or would result therefrom, assign all or a portion of its rights and obligations with respect to the Term Loans and the Term Loan Commitments under this Agreement to Holdings, the Borrower or any of its Subsidiaries through (x) Permitted Loan Retirements or (y) open market purchase on a non-pro rata basis; provided that: (i) (x) if the assignee is Holdings or a Subsidiary of the Borrower, upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans and Term Loan Commitments, plus all accrued and unpaid interest thereon, to the Borrower; or (y) if the assignee is the Borrower (including through contribution or transfers set forth in clause (x)), (a) the principal amount of such Term Loans and Term Loan Commitment, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans and Term Loan Commitments of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans and Term Loan Commitments then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans and Term Loan Commitments, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register; and (ii) purchases of Term Loans and Term Loan Commitments pursuant to this subsection (l) may not be funded with the proceeds of Revolving Loans. Section 11.3 Costs and Expenses. Any action taken by any Loan Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of any Secured Party, shall be at the expense of such Loan Party, and no Secured Party shall be required under any Loan Document to reimburse any Loan Party or Group Member therefor except as expressly provided therein. In addition, the Borrower agrees to pay or reimburse upon presentation of a reasonably detailed statement (a) the Administrative Agent for all actual reasonable and documented out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein (including periodic audits in connection therewith), in each case including the actual reasonable and documented fees, charges and disbursements of one legal counsel to the Administrative Agent and such Related Persons, taken as a whole (and one legal counsel in any material local jurisdiction, to the extent necessary, to all such Persons), fees, costs and expenses incurred in connection with Intralinks® or any other E-System and allocated to the Facilities by the Administrative Agent in its sole discretion and fees, charges and disbursements of the auditors, appraisers and other of their Related Persons retained by or on behalf of any of them or any of their Related Persons, (b) Administrative Agent 145 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

for all reasonable costs and expenses incurred by it or any of its Related Persons in connection with internal audit reviews, field examinations and Collateral examinations to the extent such review or examination is (x) conducted in connection with an inspection required to be reimbursed by the Borrower under Section 7.7 or (y) is commenced during the continuation of an Event of Default (which review or examination shall be reimbursed, in addition to the reasonable out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by such Agent for its examiners) and (c) the Administrative Agent, its Related Persons, and each Lender and L/C Issuer for all actual reasonable and documented out-of-pocket costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (ii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Group Member, Loan Document, Obligation or Related Transaction (or the response to and preparation for any subpoena or request for document production relating thereto), including actual reasonable and documented fees and disbursements of counsel, limited to one legal counsel to the Administrative Agent, its Related Persons and each Lender and L/C Issuer, taken as a whole (and appropriate local counsel in each material jurisdiction, to the extent necessary, to all such Persons). Section 11.4 Indemnities. (a) The Borrower agrees to indemnify, hold harmless and defend the Administrative Agent, each Lender, each L/C Issuer, each Secured Hedging Counterparty and each of their respective Related Persons (each such Person being an “Indemnitee”) from and against all losses, disputes, claims, damages, and liabilities of any kind (including, without limitation, any environmental liabilities) which may be incurred by, or asserted against, any such Indemnitee in connection with (i) any Loan Document, any related document, any Disclosure Document, any Obligation (or the repayment thereof), any Letter of Credit, the use or intended use of the proceeds of any Loan or the use of any Letter of Credit, any Related Transaction, or any securities filing of, or with respect to, any Group Member, (ii) any actual or prospective investigation, litigation or other proceeding, whether or not brought by any such Indemnitee or any of its Related Persons, any holders of Securities or creditors (and including attorneys’ fees in any case), whether or not any such Indemnitee, Related Person, holder or creditor is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise, or (iii) any other act, event or transaction related, contemplated in or attendant to any of the foregoing (collectively, the “Indemnified Matters”); provided, however, that the Borrower shall not have any liability under this Section 11.4 to any Indemnitee with respect to any Indemnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other than (to the extent otherwise liable), to the extent such liability has resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Persons, as determined by a court of competent jurisdiction in a final non-appealable judgment or order, (2) a material breach of any obligations of such Indemnitee under any Loan Document by such Indemnitee or its Related Persons as determined by a court of competent jurisdiction in a final non-appealable judgment or order or (3) arises out of any litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any litigation, investigation or proceeding that is brought by or against the Administrative Agent, any L/C Issuer or the Lead Arranger, acting in its capacity as such) that does not involve any act or omission of Holdings, the Borrower or any of its Subsidiaries; provided, further that, in the case of legal fees and expenses of the Indemnitees, the Borrower shall not have any liability for the reimbursement of more than one outside counsel (and, in the event of an actual conflict between or among an Indemnitee or Indemnitees where the applicable Indemnitee or Indemnitees inform the Borrower in writing of such conflict, one additional outside counsel, as may be reasonably required, to all affected Indemnitees, taken as a whole) and one local counsel in each relevant material jurisdiction as may be reasonably required (which may include a single special counsel acting in multiple jurisdictions). Each Indemnitee shall be 146 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

obligated to refund or return any and all amounts paid by the Borrower pursuant to this Section 11.4 to such Indemnitee to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. In the case of reimbursement of costs and expenses, such amounts shall be payable by the Borrower after receipt by the Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request. This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (b) Without limiting the foregoing, “Indemnified Matters” includes all Environmental Liabilities, including those arising from, or otherwise involving, any property of any Related Person or any actual, alleged or prospective damage to property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property or natural resource or any property on or contiguous to any real property of any Related Person, whether or not, with respect to any such Environmental Liabilities, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor-in-interest to any Related Person or the owner, lessee or operator of any property of any Related Person through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) are incurred solely following foreclosure by any Secured Party or following any Secured Party having become the successor-in-interest to any Loan Party and (ii) are attributable solely to acts of such Indemnitee. (c) The Borrower shall not be liable for any settlement of any litigation, investigation or proceeding effected without the written consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), but if any litigation, investigation or proceeding is settled with the written consent of the Borrower, or if there is a final judgment against any Indemnitee in any such litigation, investigation or proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth in paragraph (a) above. Section 11.5 Survival. Any indemnification or other protection provided to any Indemnitee pursuant to any Loan Document (including pursuant to Section 2.16 (Breakage Costs; Increased Costs; Capital Requirements), Section 2.17 (Taxes), Article X (The Administrative Agent), Section 11.3 (Costs and Expenses), Section 11.4 (Indemnities) or this Section 11.5) and all representations and warranties made in any Loan Document shall (A) survive the termination of the Commitments and the payment in full of other Obligations and (B) inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns. Section 11.6 Limitation of Liability for Certain Damages. In no event shall any Indemnitee or any Group Member be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), except in the case of a Group Member, for any such damages payable to a third party for which an Indemnitee is entitled to indemnification under this Agreement. Each of Holdings and the Borrower, and each Lender, Agent and Indemnitee, hereby waives, releases and agrees (and shall cause each other Loan Party to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 11.7 Lender-Debtor Relationship. The relationship between the Lenders, the L/C Issuers and the Administrative Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of lender and debtor. No Secured Party has any fiduciary relationship or duty to any Loan Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Loan Parties by virtue of, any Loan Document or any transaction contemplated therein. 147 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Section 11.8 Right of Setoff. The Administrative Agent, each Lender, each L/C Issuer and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived by Holdings and the Borrower), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by the Administrative Agent, such Lender, such L/C Issuer or any of their respective Affiliates to or for the credit or the account of Holdings or the Borrower against any Obligation of any Loan Party now or hereafter existing, whether or not any demand was made under any Loan Document with respect to such Obligation and even though such Obligation may be unmatured. The Administrative Agent, each Lender and each L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 11.8 are in addition to any other rights and remedies (including other rights of setoff) that the Agents, the Lenders and the L/C Issuers and their Affiliates and other Secured Parties may have. No Lender or L/C Issuer shall exercise any such right of set off without the prior written consent of the Administrative Agent. Section 11.9 Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Loan Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) other than pursuant to Sections 2.16 (Breakage Costs; Increased Costs; Capital Requirements), 2.17 (Taxes), 2.18 (Substitution of Lenders) and 11.2 (Assignments and Participations; Binding Effect) and other than in connection with any Permitted Loan Retirement or otherwise in accordance with the Loan Documents and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, the Administrative Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Secured Parties such participations in their Obligations as necessary for such Lender to share such excess payment with such Secured Parties to ensure such payment is applied as though it had been received by the Administrative Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrower, applied to repay the Obligations in accordance herewith); provided, however, that (a) if such payment is rescinded or otherwise recovered from such Lender or L/C Issuer in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender or L/C Issuer without interest and (b) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Section 11.10 Marshaling; Payments Set Aside. No Secured Party shall be under any obligation to marshal any property in favor of any Loan Party or any other party or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from the Borrower, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. Section 11.11 Notices. (a) Addresses. All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be 148 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

given in writing and (i) addressed to (A) if to Holdings or the Borrower, to Borrower pursuant to its notice address set forth on Schedule II attached hereto, (B) if to the Administrative Agent, the Collateral Agent or the L/C Issuer, to its notice address set forth on Schedule II, and (C) otherwise to the party to be notified at its address specified opposite its name on Schedule II or on the signature page of any applicable Assignment, (ii) posted to Intralinks® (to the extent such system is available and set up by or at the direction of the Administrative Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing it to 866-545- 6600 with an appropriate bar-coded fax coversheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to the Administrative Agent prior to such posting, (iii) posted to any other E-System set up by or at the direction of the Administrative Agent in an appropriate location or (iv) addressed to such other address as shall be notified in writing (A) in the case of the Borrower and the Administrative Agent, to the other parties hereto and (B) in the case of all other parties, to the Borrower and the Administrative Agent. Transmission by electronic mail (including E-Fax, even if transmitted to the fax numbers set forth in clause (i) above) shall not be sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an available means to post to any E- System. (b) Effectiveness. All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, (iii) if delivered by mail, when deposited in the mails, (iv) if delivered by facsimile (other than to post to an E- System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate location and the date access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System; provided, however, that no communications to the Administrative Agent pursuant to Article II or Article X shall be effective until received by the Administrative Agent. Section 11.12 Electronic Transmissions. (a) Authorization. Subject to the provisions of Section 11.11(a), the Administrative Agent, the Borrower, the Lenders, the L/C Issuers and each of their Related Persons is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Each of Holdings, the Borrower and each Secured Party hereby acknowledges and agrees, and each of Holdings and the Borrower shall cause each other Group Member to acknowledge and agree, that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. (b) Signatures. Subject to the provisions of Section 11.11(a), (i)(A) no posting to any E-System shall be denied legal effect merely because it is made electronically, (B) each E Signature on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any UCC, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such posting, an E-Signature, upon which each Secured Party and Loan Party may rely and assume the authenticity thereof, (iii) each such posting containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, 149 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

have the same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees not to contest the validity or enforceability of any posting on any E-System or E-Signature on any such posting under the provisions of any applicable Requirement of Law requiring certain documents to be in writing or signed; provided, however, that nothing herein shall limit such party’s or beneficiary’s right to contest whether any posting to any E-System or E-Signature has been altered after transmission. (c) Separate Agreements. All uses of an E-System shall be governed by and subject to, in addition to Section 11.11 and this Section 11.12, separate terms and conditions posted or referenced in such E-System and related Contractual Obligations executed by Secured Parties and Group Members in connection with the use of such E-System. (d) Limitation of Liability. All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”. Neither the Administrative Agent nor or any of its Related Persons warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by the Administrative Agent or any of its Related Persons in connection with any E Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non- infringement of third-party rights or freedom from viruses or other code defects. Each of Holdings, the Borrower and each Secured Party agrees (and each of Holdings and the Borrower shall cause each other Loan Party to agree) that the Administrative Agent has no any responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. Section 11.13 Governing Law. This Agreement, each other Loan Document that does not expressly set forth its applicable law, and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Section 11.14 Jurisdiction. (a) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each of Holdings and the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of the Administrative Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Administrative Agent determines that such action is necessary or appropriate to exercise its rights or remedies solely under the Collateral Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. (b) Service of Process. Each of Holdings and Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Borrower specified in Section 11.11 (and shall be effective when such mailing shall be effective, as provided therein). Each of Holdings and the Borrower (and, to the extent set forth in any other Loan Document, each other Loan Party) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 150 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(c) Non-Exclusive Jurisdiction. Nothing contained in this Section 11.14 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction. Section 11.15 Waiver of Jury Trial. Each party hereto hereby irrevocably waives trial by jury in any suit, action or proceeding with respect to, or directly or indirectly arising out of, under or in connection with, any Loan Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (A) certifies that no other party and no Related Person of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into the Loan Documents, as applicable, by the mutual waivers and certifications in this Section 11.15. Section 11.16 Severability. Any provision of any Loan Document being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of any Loan Document or any part of such provision in any other jurisdiction. Section 11.17 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Section 11.18 Entire Agreement. The Loan Documents embody the entire agreement of the parties and supersede all prior agreements and understandings relating to the subject matter thereof and any prior letter of interest, commitment letter, fee letter, confidentiality and similar agreements involving any Loan Party and any of the Administrative Agent, any Lender or any L/C Issuer or any of their respective Affiliates relating to a financing of substantially similar form, purpose or effect. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern (unless such terms of such other Loan Documents are necessary to comply with applicable Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith). Section 11.19 Acceptable Intercreditor Agreements. (a) Each of the Lenders, the L/C Issuers and the other Secured Parties acknowledges that obligations of the Borrower and the Guarantors under certain Indebtedness are required or permitted to be, under the terms hereof, to be subject to any Acceptable Intercreditor Agreement. Each of the Lenders, the L/C Issuers and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Indebtedness, any Acceptable Intercreditor Agreement (it being understood that the Administrative Agent is hereby authorized and directed to determine the terms and conditions of any such Acceptable Intercreditor Agreement as contemplated by the definition of such term), including any amendment, supplement or other modification to any Loan Document to implement the terms of any Acceptable Intercreditor Agreement, and (ii) any documents relating thereto. 151 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(a) Each of the Lenders, the L/C Issuers and the other Secured Parties hereby irrevocably (i) consents to the treatment of the Liens and the Obligations to be provided for under any Acceptable Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Acceptable Intercreditor Agreement (including any purchase option(s) contained therein) as if it were a signatory thereto and will take no actions contrary to the provisions of any Acceptable Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of any Acceptable Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of each such document. (b) Each of the Lenders, the L/C Issuers and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Acceptable Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Indebtedness contemplated hereby to be subject thereto, (ii) to confirm for any party that such Acceptable Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Acceptable Intercreditor Agreement if executed at such time as a new agreement. (c) Each of the Lenders, the L/C Issuers and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Collateral Document to add or remove any legend that may be required pursuant to any Acceptable Intercreditor Agreement. (d) THE PROVISIONS OF THIS SECTION 11.19 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF ANY ACCEPTABLE INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO EACH ACCEPTABLE APPLICABLE INTERCREDITOR AGREEMENT TO UNDERSTAND ALL OF THE TERMS AND CONDITIONS THEREOF. EACH OF THE LENDERS, THE L/C ISSUERS AND THE OTHER SECURED PARTIES IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH ACCEPTABLE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER, ANY L/C ISSUER OR ANY OTHER SECURED PARTY AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY ACCEPTABLE INTERCREDITOR AGREEMENT. The provisions of this Section 11.19 are intended as an inducement to the holders of any Indebtedness that is required or permitted to be, under the terms hereof, to be subject to an Acceptable Intercreditor Agreement to extend credit to the Borrower or the other Loan Parties, and such holders are intended third-party beneficiaries of such provisions. Section 11.20 Non-Public Information; Confidentiality. (a) Each Lender and L/C Issuer acknowledges and agrees that it may receive material non-public information hereunder concerning the Loan Parties and their Affiliates and Securities and agrees to use such information in compliance with all relevant policies, procedures and Contractual Obligations and applicable Requirements of Laws (including United States federal and state security laws and regulations). 152 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

(b) Each Lender, L/C Issuer, the Administrative Agent and the Lead Arranger agrees (and each Lender agrees to cause its SPV, if any) to use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document, except that such information may be disclosed (i) with the Borrower’s consent, (ii) to Related Persons of such Lender, L/C Issuer or the Administrative Agent, as the case may be, or to any Person that any L/C Issuer causes to Issue Letters of Credit hereunder, on a “need to know” basis solely in connection with the transactions contemplated hereby and who are advised of the confidential nature of such information and are instructed to keep such information confidential; provided that such Person shall be responsible for its Related Persons compliance with this Section 11.20, (iii) to the extent such information presently is or hereafter becomes available to such Lender, L/C Issuer or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than any Loan Party and not, to the knowledge of such Person, in violation of any confidentiality agreement or obligation owed to any other Person and other than as a result of a breach of this Section 11.20 by such Person or its Related Persons, (iv) to the extent disclosure is required by applicable Requirements of Law or other legal process or requested or demanded by any Governmental Authority; provided that, other than disclosure required to meet Securities and Exchange Commission reporting requirements, unless prohibited by applicable Requirements of Law or by the rules governing the process requiring such disclosure, (x) it will promptly notify the Borrower of the existence, terms and circumstances surrounding such requirement, (y) it will consult with the Borrower on the advisability of taking legally available steps to resist or narrow such requirement and (z) it will identify to the Borrower any such information which is legally required to be disclosed, (v) to the extent necessary or customary for inclusion in league table measurements or in any tombstone or other advertising materials (and the Loan Parties consent to the publication of such tombstone or other advertising materials by the Administrative Agent, any Lender, any L/C Issuer or any of their Related Persons), (vi) to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency in each case to the extent required by such examiner, association, organization or agency in connection with the administration of the Loans, regulatory examinations or ratings or proposed rating of the Loans or otherwise to the extent consisting of general portfolio information that does not identify any Loan Party or any of their Subsidiaries, or otherwise to the extent consisting of general portfolio information that does not identify any Loan Party or any of their Subsidiaries, (vii) to current or prospective Eligible Assignees, SPVs grantees of any option described in Section 11.2(f), participants or Persons that hold a security interest in any Lender’s rights under this Agreement in accordance with Section 11.2(e) (and those Persons for whose benefit such holder of a security interest is acting), direct or contractual counterparties to any Hedging Agreement permitted hereunder and to their respective Related Persons, in each case to the extent such assignees, participants, secured parties (and such benefited Persons), counterparties or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 11.20 and, in each case, other than Disqualified Lenders and (viii) in connection with the exercise of any remedy under any Loan Document. In the event of any conflict between the terms of this Section 11.20 and those of any other Contractual Obligation entered into with any Loan Party (whether or not a Loan Document), the terms of this Section 11.20 shall govern. Section 11.21 Patriot Act Notice. Each Lender subject to the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.) hereby notifies the Borrower that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies the Borrower, including the name and address of the Borrower and other information allowing such Lender to identify the Borrower in accordance with such act. Section 11.22 Release of Guarantors. Notwithstanding anything in Section 11.2 to the contrary, (a) any Subsidiary that is a Guarantor shall automatically be released from its obligations under the Loan Documents (and its guarantee of the Obligations shall be automatically released) (i) upon the consummation of any permitted transaction or series of related transactions if as a result thereof such 153 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]

Subsidiary ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions permitted hereunder)) and/or (ii) upon the occurrence of the Termination Date and (b) any such Subsidiary that qualifies as an “Excluded Subsidiary” shall be released by the Administrative Agent promptly following the request therefor by the Borrower. In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release; provided, that upon the request of the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement. Any execution and delivery of any document pursuant to the preceding sentence of this Section 11.22 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents). Section 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. [SIGNATURE PAGES FOLLOW] 154 [[NYCORP:3713047v14:05/10/2018--10:17 PM]]